UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )
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FuelCell Energy, Inc.
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NOTICE OF 2021 ANNUAL MEETING & PROXY STATEMENT
APRIL 8, 2021

DEAR FELLOW FUELCELL ENERGY STOCKHOLDER
JAMES H. ENGLAND
CHAIRMAN OF THE BOARD
February 19, 2021
On behalf of the Board of Directors of FuelCell Energy, Inc., our senior management team and all of our employees, we are pleased to invite you to the annual meeting of stockholders (the “Annual Meeting”) to be held on Thursday, April 8, 2021 at 10:00 a.m. Eastern Daylight Time. The Annual Meeting will be a completely “virtual meeting” of stockholders, conducted via live audio webcast on the Internet.
This past year we continued our transformation of FuelCell Energy. We continued to take steps and implement measures to support our growth and profitability and sustainability goals. We raised capital under our at-the-market sales plan and through offerings of our common stock, using the proceeds to repay a substantial portion of our debt, including all amounts outstanding under our senior secured credit facility with Orion Energy Partners Investment Agent, LLC and certain of its affiliated lenders, and satisfy, in full, our obligations under the Series 1 Preferred Stock. Strengthening our balance sheet positions us to continue our focus on our core competencies and commercialization of our advanced technologies in an effort to drive top-line revenue. Our stock price has experienced unprecedented growth, increasing by more than 850% since our reconvened annual meeting on May 8, 2020. Our recent achievements have been accomplished during one of the most challenging times in history due to the novel coronavirus pandemic. We are especially pleased that, through the efforts of our management team (who themselves deferred a portion of their compensation during the most challenging period of the pandemic), we were able to retain and pay our valued employees and did not resort to layoffs or furloughs that would likely have impaired our future business prospects.
While we have made substantial progress, there remains work to be done, and we will continue our focus on execution, innovation and growth in all of our businesses. We sincerely appreciate the support of our stockholders and we look forward to delivering on our shared vision of success. In order to continue the progress we have made toward our long-term goals, we need your vote.
As always, we will continue to evaluate ways in which we can improve our business and our governance and demonstrate our commitment to our stockholders. Our Board and management team remain committed to the success of our business. Thank you for your investment in FuelCell Energy, Inc.
Sincerely,

DEAR FELLOW FUELCELL ENERGY STOCKHOLDER
JASON FEW
PRESIDENT & CHIEF EXECUTIVE OFFICER
February 19, 2021
We are pleased to invite you to FuelCell Energy, Inc.’s Annual Meeting of Stockholders to be held on Thursday, April 8, 2021 at 10:00 a.m. Eastern Daylight Time. This year’s Annual Meeting will again be a completely “virtual meeting”, conducted via live audio webcast on the Internet. This booklet includes the Notice of Annual Meeting and the Proxy Statement.
The Proxy Statement fully describes the business we will conduct at the Annual Meeting and provides information about the Company that you should consider when voting your shares.
Your vote is very important and we request that you vote your shares as promptly as possible. We encourage you to vote your shares by proxy even if you do not plan to attend the Annual Meeting. The Board of Directors recommends the approval of the proposals being presented at the Annual Meeting as being in the best interest of the Company and its stockholders.
Sincerely,
“YOUR VOTE IS VERY IMPORTANT. WE ENCOURAGE YOU TO
VOTE YOUR SHARES BY PROXY EVEN IF YOU DO NOT
PLAN TO ATTEND THE MEETING.”

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS
MEETING INFORMATION
THURSDAY, APRIL 8, 2021
10:00 a.m. Eastern Daylight Time
The Annual Meeting will be a completely “virtual meeting”, conducted via live audio webcast on the Internet. You will be able to attend the Annual Meeting as well as vote and submit your questions and examine our stockholder list during the live audio webcast of the meeting by visiting www.virtualshareholdermeeting.com/FCEL2021 and entering the 16-digit control number included in our notice of internet availability of the proxy materials, on your proxy card or in the instructions that accompanied your proxy materials.
ITEMS OF BUSINESS
1.
To elect five directors to serve until the 2022 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.
To ratify the selection of KPMG LLP as FuelCell Energy, Inc.’s independent registered public accounting firm for the fiscal year ending October 31, 2021;

3.
To approve, on a non-binding advisory basis, the compensation of FuelCell Energy, Inc.’s named executive officers as set forth in the “Executive Compensation” section of the accompanying Proxy Statement;

4.
To approve the amendment of the FuelCell Energy, Inc. Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock of FuelCell Energy, Inc. from 337,500,000 shares to 500,000,000 shares (the “Increase Authorized Shares Proposal”);

5.
To approve the amendment and restatement of the FuelCell Energy, Inc. 2018 Omnibus Incentive Plan, as amended and restated; and

6.
To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

RECORD DATE
Holders of record of our common stock on February 12, 2021, the record date, are entitled to notice of, and to vote at, the Annual Meeting.
MATERIALS TO REVIEW
This booklet contains our Notice of Annual Meeting and our Proxy Statement, which fully describes the business we will conduct at the Annual Meeting.
PROXY VOTING
It is important that your shares are represented and voted at the Annual Meeting. Please vote your shares according to the instructions under “How to Vote” in the Proxy Summary.
ADMISSION TO THE 2021 ANNUAL MEETING
To attend the 2021 Annual Meeting, please follow the “Meeting Attendance” instructions in the Proxy Summary.
By Order of the Board of Directors,
JENNIFER D. ARASIMOWICZ
Executive Vice President, General Counsel,
Chief Administrative Officer
and Corporate Secretary
February 19, 2021

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS
REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF FOUR WAYS:
INTERNET	BY TELEPHONE	BY MAIL	VIA WEBCAST
Visit the website on your proxy card Or scan the following QR Code	Call the telephone number on your proxy card	Sign, date and return your proxy card in the enclosed envelope	Attend the virtual Annual Meeting See page 5 for instructions on how to attend

Please refer to the proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on April 8, 2021: The Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders for the fiscal year ended October 31, 2020 are available at www.proxyvote.com (using the 16-digit control number included in our notice of internet availability of proxy materials, on your proxy card or in the instructions that accompanied your proxy materials), as well as on our website at www.fuelcellenergy.com.
If you need assistance in completing your proxy card or have questions regarding the Annual Meeting, please contact MacKenzie Partners, Inc., the proxy solicitation agent for FuelCell Energy, Inc., by telephone at (800) 322-2885 (toll free) or (212) 929-5500 (collect), or by email at proxy@mackenziepartners.com.

FUELCELL ENERGY, INC.   3

4   FUELCELL ENERGY, INC.

PROXY SUMMARY
This summary highlights selected information contained throughout this Proxy Statement. Please read the entire Proxy Statement before casting your vote. For information regarding FuelCell Energy’s fiscal year 2020 performance, please review our Annual Report to Stockholders for the fiscal year ended October 31, 2020. We are making this Proxy Statement available on February 19, 2021.
ELIGIBILITY TO VOTE
Holders of record of our common stock at the close of business on February 12, 2021, the record date, are entitled to vote at the 2021 Annual Meeting of Stockholders.
HOW TO VOTE
You may vote using any one of the following methods. In all cases, you should have your 16-Digit Control Number from your proxy card or Notice of Annual Meeting available and follow the instructions. Voting will be accepted until 11:59 p.m. (EDT) on April 7, 2021:
Online at www.proxyvote.com	By telephone at 1-800-690-6903
Online using your mobile device by scanning the QR Code	By mail by voting, signing and timely mailing your Proxy Card
MEETING INFORMATION
Time and Date:	Thursday, April 8, 2021 at 10:00 a.m. (EDT)
Virtual Meeting Address:	www.virtualshareholdermeeting.com/FCEL2021
MEETING ATTENDANCE
After the success of last year’s meeting, and due to the continuing impacts of the COVID-19 pandemic, this year’s Annual Meeting will also be held entirely online to allow greater participation. Stockholders may participate in the Annual Meeting by visiting the following website www.virtualshareholdermeeting.com/FCEL2021. To participate in the Annual Meeting, you will need the 16-digit control number included on your notice, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record may also be voted electronically during the Annual Meeting. However, even if you plan to attend the virtual Annual Meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.
You are entitled to attend the virtual Annual Meeting only if you were a stockholder of record as of the record date for the Annual Meeting, which was February 12, 2021, or you hold a valid proxy for the Annual Meeting. You may attend the Annual Meeting, vote and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/FCEL2021 and using your 16-digit control number to enter the Annual Meeting. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you may be required to provide proof of beneficial ownership, such as your most recent account statement as of the record date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership. If you do not comply with the procedures outlined above, you will not be admitted to the virtual Annual Meeting.
FUELCELL ENERGY, INC.   5

PROXY SUMMARY
COMPANY PROFILE
FuelCell Energy is a global leader in sustainable clean energy technologies that address some of the world’s most critical challenges around energy, safety and global urbanization. FuelCell Energy is focused on four significant energy transition opportunities: (1) distributed generation, (2) distributed hydrogen, (3) long duration hydrogen energy storage and electrolysis and (4) carbon capture, separation, utilization and sequestration. As a leading global manufacturer of proprietary fuel cell technology platforms, FuelCell Energy is uniquely positioned to serve customers worldwide with sustainable products and solutions for businesses, utilities, governments and municipalities. Our solutions are designed to enable a world empowered by clean energy, enhancing the quality of life for people around the globe. Our solutions deliver multiple value streams to large-scale power users with our megawatt-class installations globally, and we currently offer sub-megawatt solutions for smaller power consumers in Europe. To provide a frame of reference, one megawatt is adequate to continually power approximately 1,000 average sized U.S. homes. We develop turn-key distributed power generation solutions and operate and provide comprehensive service for the life of the power plant. Our fuel cell solution is a clean, efficient alternative to traditional combustion-based power generation, and is complementary to an energy mix consisting of intermittent sources of energy, such as solar and wind turbines. Our customer base includes utility companies, municipalities, universities, hospitals, government entities/military bases and a variety of industrial and commercial enterprises. Our leading geographic markets are currently the United States and South Korea, and we are pursuing opportunities in other countries around the world. FuelCell Energy, based in Connecticut, was founded in 1969. Visit us online at www.fuelcellenergy.com and follow us on Twitter @FuelCell_Energy.
STOCKHOLDER VOTING MATTERS
	Board & Management Recommendation	Page Reference (for more detail)
1. To elect five directors to serve until the 2022 Annual Meeting of Stockholders and until their successors are duly elected and qualified	FOR each Director Nominee	9
2. To ratify the selection of KPMG LLP as FuelCell Energy, Inc.’s independent registered public accounting firm for the fiscal year ending October 31, 2021	FOR	51
3. To approve, on a non-binding advisory basis, the compensation of FuelCell Energy, Inc.’s named executive officers as set forth in the “Executive Compensation” section of the accompanying Proxy Statement	FOR	52
4. To approve the amendment of the FuelCell Energy, Inc. Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock of FuelCell Energy, Inc. from 337,500,000 shares to 500,000,000 shares (the “Increase Authorized Shares Proposal”)	FOR	53
5. To approve the amendment and restatement of the FuelCell Energy, Inc. 2018 Omnibus Incentive Plan, as amended and restated	FOR	55
DIRECTOR NOMINEES
Name	Age	Director Since	Primary Occupation
James H. England*†	74	2008	Chief Executive Officer of Stahlman-England Irrigation, Inc.
Jason Few	54	2018	President, Chief Executive Officer and Chief Commercial Officer of FuelCell Energy, Inc.
Chris Groobey*	55	2019	Former Partner, Wilson Sonsini Goodrich & Rosati
Matthew F. Hilzinger*	58	2015	Former Executive Vice President and Chief Financial Officer of USG Corporation
Natica von Althann*	70	2015	Former Financial Executive at Bank of America and Citigroup

*
Independent Director

†
Chairman of the Board of Directors

6   FUELCELL ENERGY, INC.

PROXY SUMMARY

ENABLING SUSTAINABILITY
At FuelCell Energy, we are focused on delivering every day on our mission to enable the world to live a life empowered by clean energy. This is core to our mission, core to our business practices, and core to the platforms and solutions we deploy around the world. Since October 2018, FuelCell Energy has been ISO 14001-2015 certified, having demonstrated the establishment of and adherence to a strict environmental management system standard that allows organizations to improve environmental performance through more efficient use of resources and reduction of waste. We believe that we are the only fuel cell manufacturer to have achieved this certification.
FuelCell Energy is a global leader in sustainable clean energy technologies that address some of the world’s most critical challenges around energy, safety and global urbanization. We are working to commercialize our hydrogen and carbon capture technologies intended to drive next generation solutions as the world strives for a net zero carbon footprint. We have the only fuel cell that is California Air Resource Board (“CARB”) certified utilizing biogas. Our proprietary carbon capture solution is the only solution that we know of that produces power rather than consuming it and is also capable of producing hydrogen for distributed applications and electrolysis.
FuelCell Energy’s clean, efficient and reliable fuel cell power platforms assist our customers in achieving their environmental and sustainability goals. Our patented technologies offer sustainable alternatives to traditional internal combustion-based power generation. Traditional power plants typically produce harmful emissions, such as nitrogen oxides, sulfur oxides and particulate matter, that are a serious public health concern. In contrast, FuelCell Energy power platforms use a combustion-free power generation process that is virtually free of pollutants. Our platforms are highly efficient and environmentally friendly products that support the “Triple Bottom Line” concept of sustainability, consisting of environmental, social and economic considerations. The following table illustrates our view of some of the key attributes and benefits of our power platforms.
Product efficiency
The electrical efficiency of our carbonate fuel cell solutions ranges from approximately 47% to 60% depending on the configuration. When configured for combined heat and power, our system efficiencies can potentially reach up to 90%, depending on the application. This compares favorably to the average efficiency of the U.S. electrical grid of about 40%. Our solutions deliver this high electrical efficiency where the power is used, avoiding transmission. Transmission line losses average about 5% for the U.S. grid, which represents inefficiency, more emissions, and is a hidden cost to ratepayers.
Product end-of-life management
Our commitment to sustainability is evident in the design, manufacturing, installation, and servicing of our fuel cell power platforms, which are engineered for recycling and reuse. We start with a commitment to sustainability best practices as part of our corporate culture, then apply this core belief to the design, manufacture, installation, and servicing of our fuel cell power platforms. For example, when our plants reach the end of their useful lives, we have the capability to refurbish and re-use certain parts and also recycle most of what we cannot re-use. This is a departure from other power generation methods that typically produce a significant amount of waste. The balance of plant has an operating life of 25-to-30 years, at which time metals such as steel and copper are reclaimed for scrap value. For context, by weight, approximately 93% of the entire power plant can be re-used or recycled at the end of its useful life.
Our manufacturing process has a very low carbon footprint, utilizing an assembly-oriented production strategy. While we continue to enhance and adopt sustainable business practices, we recognize this is an ongoing effort with more to be accomplished, such as further reducing the direct and indirect aspects of our carbon footprint.
FUELCELL ENERGY, INC.   7

Proxy Statement
FuelCell Energy, Inc. (referred to in this Proxy Statement as “we,” “FuelCell”, “FuelCell Energy” or the “Company”) is providing you with this Proxy Statement in connection with the solicitation by FuelCell’s Board of Directors (the “Board”) of proxies to be voted at FuelCell’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement thereof. This year’s Annual Meeting will be a completely “virtual meeting” of stockholders to be held on Thursday, April 8, 2021 at 10:00 a.m. Eastern Daylight Time. You will be able to attend the Annual Meeting as well as vote and submit your questions during the live audio webcast of the meeting by visiting www.virtualshareholdermeeting.com/FCEL2021 and entering the 16-digit control number included in our notice of internet availability of the proxy materials, on your proxy card or in the instructions that accompanied your proxy materials. The Company is a Delaware corporation. The address of our principal executive office is 3 Great Pasture Road, Danbury, CT 06810.
The Board has set the close of business on February 12, 2021 as the record date for the determination of holders of the Company’s common stock, par value $0.0001 per share, who are entitled to notice of, and to vote at, the Annual Meeting.
As of February 12, 2021, there were 322,414,513 shares of common stock outstanding and entitled to vote at the Annual Meeting. Holders of common stock outstanding at the close of business on the record date will be entitled to one vote for each share held on the record date.
We are providing access to our proxy materials online under the U.S. Securities and Exchange Commission’s “notice and access” rules. As a result, we are mailing to many of our stockholders a notice instead of a paper copy of this Proxy Statement and our Annual Report. The notice contains instructions on how to access documents online. The notice also contains instructions on how stockholders can receive a paper copy of our materials, including this Proxy Statement, our Annual Report, and a form of proxy card or voting instruction card. Those who do not receive a notice, including stockholders who have previously requested to receive paper copies of proxy materials, will receive a paper copy by mail unless they have previously requested delivery of materials electronically.
The Notice of Annual Meeting, Proxy Statement and proxy card are being distributed and made available to our stockholders on or about February 19, 2021.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on April 8, 2021: The Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders for the fiscal year ended October 31, 2020 are available at www.proxyvote.com (using the 16-digit control number included in our notice of internet availability of proxy materials, on your proxy card or in the instructions that accompanied your proxy materials), as well as on our website at www.fuelcellenergy.com.
8   FUELCELL ENERGY, INC. | PROXY STATEMENT

PROXY STATEMENT

PROPOSAL 1
 ELECTION OF DIRECTORS

FuelCell’s Directors (“Directors”) are elected annually to serve one-year terms. The Board has nominated each of the five Director nominees named below to serve until the 2022 Annual Meeting of Stockholders and until his or her successor is elected and qualified or until his or her earlier resignation or removal. All of the Director nominees are currently Directors of the Company, and all of the Director nominees were elected by the stockholders at the 2020 Annual Meeting of Stockholders of the Company (the “2020 Annual Meeting”). It is the intention of the persons named as proxies to vote, if authorized, for the election of the five Director nominees named below as Directors. Each nominee has indicated his or her willingness to serve, if elected.
DIRECTOR QUALIFICATIONS AND BIOGRAPHIES

The Nominating and Corporate Governance Committee regularly assesses the performance and attributes of each Director to ensure that the Board as a governing body encompasses a broad range of perspectives, experience, diversity, integrity and commitment, in order to effectively conduct the Company’s global business while representing the long-term interests of its stockholders.
Pursuant to the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated the following five candidates for election as Directors and has concluded that each of these incumbent Directors should be nominated for election based on their extensive senior leadership backgrounds, competencies and other qualifications identified below:
Director Nominee Key Characteristics and Experience include:
■ Technology Commercialization	■ Leadership
■ Corporate & International Finance	■ Manufacturing
■ Financial Management	■ Regulatory
■ Global Power Project Development	■ Legal
■ Government Affairs	■ Risk Management
■ Energy & Utility Sectors	■ Strategic Planning
■ Project Finance
Four of the five Director nominees are considered “Independent Directors” as such term is defined in Nasdaq Rule 5605(a)(2).
Further information about the Company’s corporate governance practices, the responsibilities and functions of the Board and its committees, Director compensation and related party transactions can be found in this Proxy Statement.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO ELECT EACH OF THE FIVE NOMINEES LISTED BELOW AS DIRECTORS OF THE COMPANY TO SERVE UNTIL THE 2022 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

DIRECTOR NOMINEES

JAMES H. ENGLAND
Age 74 Director since: 2008 INDEPENDENT Chairman of the Board of Directors since 2018

BIOGRAPHY:
Mr. England is a Corporate Director and has been the CEO of Stahlman-England Irrigation, Inc. since 2000. Prior to that, Mr. England spent 4 years as Chairman, President and CEO of Sweet Ripe Drinks, Ltd., a fruit beverage company. Prior to that, he spent 18 years at John Labatt Ltd. and served as that company’s CFO from 1990-1993, during which time John Labatt Ltd. was a public company with a market capitalization of over $5 billion. Mr. England started his career with Arthur Andersen & Co. in Toronto after serving in the Canadian infantry. Mr. England is a director of Enbridge Inc., and is a past member of the board of directors of John Labatt, Ltd., Canada Malting Co., Ltd., and the St. Clair Paint and Wallpaper Corporation.

SKILLS AND QUALIFICATIONS INCLUDE:
■
Board and Executive Level Leadership

■
Broad International Exposure

■
High Level of Financial Expertise

■
Extensive Energy Industry Experience

■
Extensive Knowledge of the Company

PRINCIPAL OCCUPATION: ■ Chief Executive Officer of Stahlman-England Irrigation Inc.
FUELCELL ENERGY, INC. | PROXY STATEMENT   9

PROXY STATEMENT
JASON FEW
Age 54 Director since: 2018

BIOGRAPHY:
Mr. Few was appointed President and Chief Executive Officer in August 2019 and Chief Commercial Officer in September 2019. Prior to joining FuelCell Energy, Mr. Few served as the President of Sustayn Analytics LLC, a cloud-based software waste and recycling optimization company, since 2018, and as the Founder and Senior Managing Partner of BJF Partners, LLC, a privately held strategic consulting firm, since 2016. Mr. Few has over 30 years of experience increasing enterprise value for Global Fortune 500 and privately held technology, telecommunication, and energy firms. Mr. Few has overseen transformational opportunities across the technology and industrial energy sectors, including with Continuum Energy, an energy products and services company, where Mr. Few served as President and Chief Executive Officer from 2013 to 2016, NRG Energy, Inc., an integrated energy company, where he served in various roles including Executive Vice President and Chief Customer Officer from 2009 to 2012, Reliant Energy, a retail electricity provider, where he was President from 2009 to 2012, and Smart Energy, a retail electricity provider, where he was Senior Vice President from 2008 to 2009. Mr. Few also has served as a Senior Advisor to Verve Industrial Protection, an industrial cybersecurity software company, since 2016. Mr. Few was elected to the board of Marathon Oil (NYSE: MRO) effective April 1, 2019, and is a member of Marathon Oil’s Audit and Finance and Corporate Governance and Nominating Committees. Mr. Few is active in his community serving on the board of Memorial Hermann Hospital and formerly the American Heart Association. He earned a bachelor’s degree in computer systems in business from Ohio University. He received an MBA from Northwestern University’s J.L. Kellogg Graduate School of Management.

SKILLS AND QUALIFICATIONS INCLUDE:
■
Board and Executive Level Leadership

■
Broad Understanding of Advanced Technologies

■
Extensive Energy Industry Experience

■
Experience with Global Publicly Traded Companies

■
Risk Management / Oversight

PRINCIPAL OCCUPATION: ■ President, Chief Executive Officer & Chief Commercial Officer
CHRIS GROOBEY
Age 55 Director since: 2019 INDEPENDENT

BIOGRAPHY:
Mr. Groobey joined the Board of the Company following a twenty-year career as a leading lawyer in the renewable energy industry. He was most recently a partner from 2009-2015 at the technology-focused law firm Wilson Sonsini Goodrich & Rosati and previously was a partner with the international law firm Baker & McKenzie from 2004-2009. He also practiced with the law firms Chadbourne & Parke from 1995-1999 and from 2001-2004 and Perkins Coie from 1991-1995. During Mr. Groobey’s legal career, he represented established and emerging renewable energy and energy technology companies, and the institutions that finance them, in transactions around the globe. He led numerous first-of-a-kind and deal-of-the-year transactions and was regularly selected as a leading lawyer in national and global publications. Mr. Groobey brings to the board extensive experience in corporate law and finance, project development and finance, and the development and commercialization of new energy technologies. He earned his Juris Doctor from the University of Chicago Law School and a Bachelor of Arts from Hampshire College.

SKILLS AND QUALIFICATIONS INCLUDE:
■
Executive Leadership

■
Financial Expertise

■
Energy Project Finance and Structuring Experience

■
Extensive Energy Industry Experience

■
Experience with Global Transactions

■
High Level of Legal Experience

PRINCIPAL OCCUPATION: ■ Former Partner at Wilson Sonsini, Goodrich & Rosati
10   FUELCELL ENERGY, INC. | PROXY STATEMENT

PROXY STATEMENT

MATTHEW F. HILZINGER
Age 58 Director since: 2015 INDEPENDENT

BIOGRAPHY:
Mr. Hilzinger was the Executive Vice President and Chief Financial Officer of USG Corporation, an international building products company, from 2012-2019. In that position, he oversaw all financial activities as well as strategic planning. From March 2002 to 2012, Mr. Hilzinger was with Exelon Corporation, where he served as Chief Financial Officer from 2008 to 2012 responsible for finance and risk management, and as Corporate Controller from 2002 to 2008. Prior to joining Exelon, Mr. Hilzinger was Chief Financial Officer at Credit Acceptance Corporation in 2001. From 1997 to 2001, Mr. Hilzinger was at Kmart Corporation, where he last served as Vice President, Corporate Controller. From 1990 to 1997, Mr. Hilzinger was at Handleman Company, where he last served as Vice President, International Operations. Mr. Hilzinger started his career at Arthur Andersen & Co. from 1985 to 1990. Mr. Hilzinger is a graduate of the University of Michigan, with a BBA in accounting.

SKILLS AND QUALIFICATIONS INCLUDE:
■
Executive Leadership

■
High Level of Financial Expertise

■
Extensive Energy Industry Experience

■
Experience with Global Publicly Traded Companies

■
Risk Management / Oversight

PRINCIPAL OCCUPATION: ■ Former Executive Vice President and Chief Financial Officer of USG Corporation
NATICA VON ALTHANN
Age 70 Director since: 2015 INDEPENDENT

BIOGRAPHY:
Ms. von Althann has served as a Director of PPL Corporation, one of the largest investor-owned utilities in the U.S. with approximately 18,000 megawatts of power generation, since December 1, 2009 and as a Director of TD Bank US Holding Company and its two bank subsidiaries, TD Bank, N.A. and TD Bank USA, N.A., since 2009. She was a founding partner of C&A Advisors, a consulting firm for financial services and risk management from 2009 to 2013, following her retirement in 2008 as the Senior Credit Risk Management Executive for Bank of America and Chief Credit Officer of U.S. Trust, an investment management company owned by Bank of America. Previously, she spent 26 years with Citigroup in various leadership roles, including Division Executive — Latin America for the Citigroup Private Bank, Managing Director and Global Retail Industry Head, and Managing Director and co-head of the U.S. Telecommunications — Technology group for Citicorp Securities.

SKILLS AND QUALIFICATIONS INCLUDE:
■
Board and Executive Level Leadership Experience

■
High Level of Banking and Financial Expertise

■
Broad International Exposure

■
Risk Management / Oversight

■
Exposure to Energy and Utility Sectors

■
Strong Focus on Strategy Development and Implementation

PRINCIPAL OCCUPATION: ■ Former Financial Executive at Bank of America and Citigroup
FUELCELL ENERGY, INC. | PROXY STATEMENT   11

PROXY STATEMENT
A summary of the attributes of each of our Director nominees follows.
12   FUELCELL ENERGY, INC. | PROXY STATEMENT

CORPORATE GOVERNANCE
THE ROLE OF THE BOARD
The business affairs of the Company are managed by and under the direction of the Board. The Board and committees of the Board regularly engage with senior management to ensure management accountability, review management succession planning, review and approve the Company’s strategy and mission, execute the Company’s financial and strategic goals, oversee risk management and review and approve executive compensation.
BOARD LEADERSHIP STRUCTURE
The Board regularly evaluates its leadership structure in order to ensure that the Company effectively represents the interests of its stockholders. Our amended and restated by-laws provide the Board flexibility in determining its leadership structure. Currently, the Board maintains separate roles for the CEO and the Chairman of the Board. The Company’s President and CEO (Mr. Jason Few) is responsible for the general supervision of the affairs of the Company and is accountable for achieving the Company’s strategic goals. Mr. Few’s responsibilities include:
-
Providing strong ethical leadership;

-
Executing on the Company’s corporate strategy, and reinforcing the Company’s mission, culture and core values;

-
Ensuring complete and accurate disclosure of financial, operational and management matters to the Board;

-
Ensuring compliance and integrity of all financial and regulatory filings and other Company communications; and

-
Communicating with the Board so that it is fully informed with respect to Company, industry and corporate governance matters.

The Board’s independent Chairman (Mr. James H. England) serves as the principal representative of the Board and as such, presides at all Board meetings. The Board believes that this leadership structure, which separates the Chairman and Chief Executive Officer roles, is optimal at this time because it allows Mr. Few to focus on operating and managing our company, while Mr. England focuses on the leadership of the Board and other strategic business activities. We believe that our governance practices ensure that skilled and experienced independent directors provide independent leadership. Our Board also periodically evaluates our leadership structure to determine if it remains in our best interests based on circumstances existing at the time. In evaluating our leadership structure, our Board seeks to implement a leadership structure that will allow the Board to effectively carry out its responsibilities and best represent our stockholders’ interests, and considers various factors, including our specific business needs, our operating and financial performance, industry conditions, the economic and regulatory environment, Board and committee annual self-evaluations, advantages and disadvantages of alternative leadership structures and our corporate governance practices.
BOARD REFRESHMENT AND COMPOSITION
The Board understands the importance of adding diverse, experienced talent to the Board in order to establish an array of experience and strategic views. The Nominating and Corporate Governance Committee adheres to vigorous board refreshment efforts by thoroughly evaluating the backgrounds of potential Board candidates in addition to regularly assessing the contributions and qualifications of current Directors, to ensure that the composition of the Board and each of its committees encompasses a wide range of perspectives and knowledge. The Nominating and Corporate Governance Committee routinely looks for candidates with skill sets that are relevant to the Company and align with our business strategy and goals.
Since 2015, we have added four new, currently serving, Directors to the Board, bringing an expansive mix of expertise, diversity and insight to the Board and its committees. We believe that this is a healthy level of turnover to ensure fresh views and new perspective balanced with the continuity and stability of our experienced Directors. We believe we have a healthy mix of longer-serving Directors and those that are newer to our Board. Our five Director nominees will have an average of 5.6 years of service on our Board as of the date of the Annual Meeting.
One-fifth of our Director nominees are women and forty percent of our Director nominees are ethnically diverse.
As part of the Company’s commitment to good corporate governance practices and principles and in furtherance of Board refreshment initiatives, in 2018, the Board adopted as part of its corporate governance principles a mandatory director retirement age of 75 and set a director term limit of 12 years, subject to certain exceptions to allow for terms of up to no more than 15 years as necessary to ensure an orderly transition of Board members and leadership positions. In December, 2020, the Board made revisions to the mandatory director retirement age to allow the Board, on the recommendation of the Nominating and Corporate Governance Committee and for good cause shown, to provide up to two, one-year waivers of this retirement requirement.
In December, 2020, the Board, upon the recommendation of the Nominating and Corporate Governance Committee, voted to utilize the exception to the director term limit policy to allow Mr. England to stand for re-election at the 2021 Annual Meeting despite his having
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achieved 12 years of Board service, in order to ensure continuity of leadership, due to the small size of the Board, and in consideration for Mr. England’s leadership and capabilities.
DIRECTOR ORIENTATION
As part of our Director orientation process, each new Director is provided with orientation materials, attends a presentation by the management team with the opportunity for questions and engagement, and participates in a tour of the Company’s manufacturing facility.
MAJORITY VOTING STANDARD IN DIRECTOR ELECTIONS
In 2016, the Board approved an amendment to the Company’s by-laws to, among other changes, adopt a majority voting standard in uncontested Director elections, providing that each Director shall be elected by a majority of votes cast. Under our amended and restated by-laws, a majority of the votes cast standard requires that the number of shares voted “for” a Director must exceed the number of votes cast “against” that Director’s election. Abstentions and broker non-votes are not counted as votes cast with respect to a Director’s election.
In addition, following certification of the stockholder vote in an uncontested election, if any incumbent Director receives a greater number of votes “against” his or her election than votes “for” his or her election, the Director shall promptly tender his or her resignation to the Chairman of the Board. The Nominating and Corporate Governance Committee shall promptly consider such resignation and recommend to the Board whether to accept the tendered resignation or reject it. In deciding upon its recommendation, the Nominating and Corporate Governance Committee shall consider all relevant factors including, without limitation, the length of service and qualifications of the Director and the Director’s contributions to the Company and the Board.
CONTINUING EDUCATION AND SELF-EVALUATION
The Board believes that continuing education by the Board and management is critical to supporting the Company’s commitment to enhancing its corporate governance practices. The Board and management are therefore regularly updated on corporate governance matters, including industry and regulatory developments, strategies, operations and external trends and other topics of importance. In addition, in 2018, the Board adopted a policy requiring mandatory participation in an accredited director education program. New directors are required to complete a minimum of four hours of accredited director education within the first 180 days of election to the Board and all directors are required to complete four hours of accredited director education per fiscal year. All of our Directors met their continuing education requirements in fiscal year 2020. All of our Directors and all of our named executive officers (i.e., those executive officers named in the Fiscal Year 2020 Summary Compensation Table) are members of the National Association of Corporate Directors.
As part of the Board’s commitment to improve its performance and effectiveness, self-assessments of the Board and each of its committees are conducted annually. Results of these self-assessments are reviewed by the Nominating and Corporate Governance Committee and the full Board. In 2016, the Board added individual Director self-assessments to the self-assessment process in an effort to assess individual Director effectiveness and his or her contribution to the Board. Results of these individual Director self-assessments are also reviewed by the Nominating and Corporate Governance Committee and the full Board.
CORPORATE GOVERNANCE PRINCIPLES
The Board has adopted Corporate Governance Principles (the “Principles”) which provide the structure for the governance and best practices of the Company, in accordance with applicable statutory and regulatory requirements. The Company is committed to the highest standards of business conduct and integrity in its relationships with employees, customers, suppliers and stockholders. The Principles are reviewed annually by the Nominating and Corporate Governance Committee and updated as needed. The Corporate Governance Principles can be found in the Corporate Governance sub-section of the section entitled “Investors” on our website at www.fuelcellenergy.com.
CODE OF ETHICS
The Company is committed to high standards of ethical, moral and legal business conduct and to the timely identification and resolution of all such issues that may adversely affect the Company or its clients, employees or stockholders.
The Board has adopted a Code of Ethics (the “Code of Ethics”), which applies to the Board, our named executive officers (including our principal executive officer and our principal financial and accounting officer), and all of our other employees. The Code of Ethics provides a statement of certain fundamental principles and key policies and procedures that govern the conduct of the Company’s business. The Code of Ethics covers all major areas of professional conduct, including employment policies, conflicts of interest, intellectual property and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of our business. As
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required by the Sarbanes-Oxley Act of 2002, our Audit and Finance Committee has procedures to receive, retain, investigate and resolve complaints received regarding our accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Code of Ethics can be found in the Corporate Governance sub-section of the section entitled “Investors” on our website at www.fuelcellenergy.com.
WHISTLEBLOWER POLICY
The Company’s Whistleblower Policy covers reporting of suspected misconduct, illegal activities or fraud, including questionable accounting, financial control and auditing matters, federal securities violations or other violations of federal and state laws or of the Company’s Code of Ethics.
We have established a written protocol with a third party vendor to ensure that all complaints received, other than with respect to our named executive officers, will be reported directly to the Company’s General Counsel, who investigates and reports as necessary directly to the Audit and Finance Committee of the Board. Any complaints received concerning our named executive officers (i.e., those executive officers named in the Fiscal Year 2020 Summary Compensation Table) are reported directly to the Chair of the Audit and Finance Committee of the Board for investigation.
The third party vendor offers anonymity to whistleblowers and assures those who identify themselves that their confidentiality will be maintained, to the extent possible, within the limits proscribed by law. No attempt will be made to identify a whistleblower who requests anonymity.
ANTI-HEDGING AND ANTI-PLEDGING POLICIES
Under the terms of the Company’s Insider Trading Policy, all Directors, officers (including, but not limited to, the named executive officers), and employees, are prohibited from engaging in any hedging transaction involving shares of the Company’s securities or the securities of the Company’s competitors, such as a put, call or short sale. Our employees and directors are also prohibited from pledging any Company securities.
COMPENSATION RECOVERY POLICY
The Company has adopted an Executive Compensation Recovery Policy that allows the Board to seek recovery of any erroneously paid incentive compensation made to any current or former executive officer of the Company in the event of an accounting restatement that results in a recalculation of a financial metric applicable to an award if, in the opinion of the Board, such restatement is due to the misconduct by one or more of any current or former executive officers. The amount subject to recoupment will, at a minimum, be equal to the difference between what the executive received and what he or she would have received under the corrected financial metrics over the three-year period prior to the restatement. Under the policy, the Board will review all performance-based compensation awarded to or earned by the executive officer on the basis of performance during fiscal periods materially affected by the restatement. If, in the opinion of the Board, the Company’s financial results require restatement due to the misconduct by one or more of any current or former executive officers, the Board may seek recovery of all performance-based compensation awarded to or earned by the executive officer during fiscal periods materially affected by the restatement, to the extent permitted by applicable law.
The Executive Compensation Recovery Policy can be found in the Corporate Governance sub-section of the section entitled “Investors” on our website at www.fuelcellenergy.com.
STOCK OWNERSHIP GUIDELINES AND HOLDING REQUIREMENTS
In 2018, the Company increased its minimum stock ownership guidelines applicable to each of its non-employee independent Directors and its executive officers. The increase represented a 6-fold increase in the prior minimum stock ownership guidelines. However, subsequent to the adoption of the increased minimum stock ownership guidelines, on May 8, 2019, the Company effected a 1-for-12 reverse stock split of the shares of the Company’s common stock, and the minimum stock ownership guidelines were adjusted to reflect the implementation of that reverse stock split. The Company increased the minimum stock ownership guidelines again in February 2020. Our current stock ownership guidelines are shown in the table below:
Position	Ownership Guideline
President and Chief Executive Officer	The lesser of three times base salary or at least 300,000 shares
All Other Section 16 Executive Officers	The lesser of one times base salary or at least 60,000 shares
Non-Employee Independent Directors	The lesser of three times the annual cash retainer or at least 30,000 shares
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Executives subject to the guidelines must meet the ownership requirement within the later of: five years from the date they are appointed to a Section 16 Executive Officer position, or five years from the date of any change in the minimum stock ownership guidelines (in the case of the most recent change, February 2025). The non-employee independent Directors are expected to achieve target ownership levels within the later of: five years from the date of commencement of service as a Director, or five years from the date of any change in the minimum stock ownership guidelines (in the case of the most recent change, February 2025). For purposes of meeting the applicable ownership guidelines, the following shares and awards may be counted:
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FuelCell Energy common stock owned (i) directly by the executive officer or Director or his or her spouse, (ii) jointly by the executive officer or Director and his or her spouse, and (iii) indirectly by a trust, partnership, limited liability company or other entity for the benefit of the executive officer or Director or his or her spouse;

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100% of restricted stock and restricted stock unit awards (vested and unvested) issued under the Company’s equity incentive plans;

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100% of common stock issued under the Company’s Employee Stock Purchase Plan;

■
100% of unexercised stock options (vested and unvested) issued under the Company’s equity incentive plans; and

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100% of deferred stock units issued under the Company’s Directors Deferred Compensation Plan.

Executive officers and Directors must maintain at least 50% of the stock received from equity awards (on a shares issued basis) until the specified minimum ownership requirement level is achieved.
Once the stock ownership guideline has been achieved, executive officers will be required to maintain stock holding requirements for the duration of their employment with the Company and for Directors, until their cessation of service on the Board.
RISK OVERSIGHT
The Board has overall responsibility for the oversight of risk management at our Company. Day to day risk management is the responsibility of management, which has implemented processes to identify, assess, manage and monitor risks that face our Company. Our Board, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our Company, and the steps we take to monitor and control such exposures.
While our Board has general oversight responsibility for risk at our Company, the Board has delegated some of its risk oversight duties to the various Board committees. The Nominating and Corporate Governance Committee oversees risks related to corporate governance. The Audit and Finance Committee is responsible for generally reviewing and discussing the Company’s policies and guidelines with respect to risk assessment and enterprise risk management. The Audit and Finance Committee oversees the risk assessment and review of the financial internal controls environment and financial statement reporting compliance. The Audit and Finance Committee also considers financial risk management including risks relating to liquidity, access to capital and macroeconomic trends and risks. The Compensation Committee assists our Board in overseeing the management of risks arising from our compensation policies, and programs related to assessment, selection, succession planning, training and development of executives of the Company. Each of the Board committees reviews these risks and then discusses the process and results with the full Board.
COMMUNICATING WITH DIRECTORS
The Company has established a process by which stockholders or other interested parties can communicate with the Board or any of the Company’s individual Directors, by sending their communications to the following address:
FuelCell Energy, Inc. Board of Directors
c/o Corporate Secretary
3 Great Pasture Road
Danbury, CT 06810
Alternatively, communications can be submitted electronically via the Company website at www.fuelcellenergy.com.
Stockholder communications received by the Company’s Corporate Secretary will be delivered to one or more members of the Board or, in the case of communications sent to an individual Director, to such Director.
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BOARD OF DIRECTORS AND COMMITTEES
INDEPENDENT DIRECTORS AND MEETING ATTENDANCE

The Board currently consists of five directors — James H. England, Jason Few, Chris Groobey, Matthew F. Hilzinger, and Natica von Althann — each of whom will stand for election at the Annual Meeting.
The Board has determined that the following four of the five Director nominees are independent Directors, in accordance with the director independence standards of the Securities and Exchange Commission (“SEC”) and the Nasdaq Stock Market, including Nasdaq Rule 5605(a)(2): James H. England, Chris Groobey, Matthew F. Hilzinger, and Natica von Althann. The Board had previously determined that Jason Few, who served as a non-employee Director prior to his appointment as our President and CEO, was an independent Director prior to his appointment as our President and CEO in accordance with the director independence standards of the SEC and the Nasdaq Stock Market, including Nasdaq Rule 5606(a)(2). However, the Board determined that Mr. Few ceased to be independent upon his appointment as President and CEO of the Company on August 26, 2019. No other individuals served as Directors of the Company during fiscal year 2020.
The Board and its committees meet regularly to review and discuss the Company’s progress, strategy and business. The Board meets regularly with management and outside advisors. The independent Directors also hold regular executive sessions without Mr. Few or other members of management. Board members are also kept apprised of Company progress and issues that arise between Board meetings.
All Directors serving at the time of the Company’s 2020 Annual Meeting were in attendance at the meeting. Regular attendance at Board meetings and annual stockholder meetings by each Board member is expected. The Board held 30 meetings in fiscal year 2020. Each Director serving during fiscal year 2020 attended more than 75% of the total number of Board and, if a Director served on a committee, committee meetings held during fiscal year 2020.
BOARD COMMITTEES

The Board has four standing committees: the Audit and Finance Committee, the Compensation Committee, the Executive Committee and the Nominating and Corporate Governance Committee. These committees assist the Board in performing its responsibilities and making informed decisions.
The table below identifies the current members of these four standing committees:
Director	Audit and Finance	Compensation	Executive	Nominating and Corporate Governance
James H. England (Chairman of the Board)
Jason Few
Chris Groobey
Matthew F. Hilzinger
Natica von Althann
The Board believes it is more effective for the Board, as a whole, to monitor and oversee the Company’s government affairs strategy and initiatives, including federal and state legislative and regulatory proceedings, in addition to monitoring the Company’s ongoing relations with government agencies.
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Audit and Finance Committee

■
Current Members: Matthew F. Hilzinger, James H. England, Chris Groobey and Natica von Althann

Current Chair: Matthew F. Hilzinger
Our Committee structure changed on November 20, 2019 with the appointment of Mr. Groobey to the Board. The members of the Audit and Finance Committee in fiscal year 2020 were James H. England, Matthew F. Hilzinger, Natica von Althann and Chris Groobey (from the date of his appointment on November 20, 2019). Mr. Hilzinger was Chair of the Audit and Finance Committee throughout fiscal year 2020.
Each of the Audit and Finance Committee members satisfies the definition of independent director and is financially literate under the applicable Nasdaq and SEC rules (including those specifically applicable to audit committee members). In accordance with Section 407 of the Sarbanes-Oxley Act of 2002, the Board has designated Mr. Hilzinger and Mr. England as the Audit and Finance Committee’s “Audit Committee Financial Experts.”

The Audit and Finance Committee represents and provides assistance to the Board with respect to matters involving the accounting, auditing, financial reporting, internal controls, and legal compliance functions of the Company and its subsidiaries, including assisting the Board in its oversight of the integrity of the Company’s financial statements, compliance with legal and regulatory requirements, the qualifications, independence, and performance of the Company’s independent auditors, the performance of the Company’s service firm used to assist management in its assessment of internal controls, and effectiveness of the Company’s financial risk management. The Audit and Finance Committee routinely holds executive sessions with the Company’s independent registered public accounting firm without the presence of management.
Responsibilities of the Audit and Finance Committee include:
■
Overseeing management’s conduct of the Company’s financial reporting process, including reviewing the financial reports and other financial information provided by the Company, and reviewing the Company’s systems of internal accounting and financial controls;

■
Overseeing the Company’s independent auditors’ qualifications and independence and the audit and non-audit services provided to the Company;

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Overseeing the performance of the Company’s independent auditors as well as parties engaged to assist the Company with its assessment of internal controls;

■
Reviewing potential financing proposals and referring them to the Board as necessary; and

■
Overseeing the Company’s analysis and mitigation strategies for enterprise risk (reporting any findings to the Board as necessary).

The Audit and Finance Committee held 9 meetings during fiscal year 2020. The complete Audit and Finance Committee charter can be found in the Corporate Governance sub-section of the section entitled “Investors” on our website at www.fuelcellenergy.com. The Audit and Finance Committee’s report appears on page 50 of this Proxy Statement.

Compensation Committee

■
Current Members: Matthew F. Hilzinger, Chris Groobey and Natica von Althann

Current Chair: Matthew F. Hilzinger
Our Committee structure changed on November 20, 2019 with the appointment of Chris Groobey as a Director. The members of the Compensation Committee in fiscal year 2020 were Matthew F. Hilzinger, Natica von Althann and Chris Groobey (from the date of his appointment on November 20, 2019). Mr. Hilzinger served as Chair of the Compensation Committee throughout fiscal year 2020.
Each of the current Compensation Committee members is an independent Director under applicable Nasdaq and SEC rules (including the rules applicable to compensation committee members), and the Compensation Committee is governed by a Board-approved charter stating its responsibilities. Members of the Compensation Committee are appointed by the Board.
The Compensation Committee is responsible for reviewing and approving the compensation plans, policies and programs of the Company to compensate the officers and Directors in a reasonable and cost-effective manner.
The Compensation Committee’s overall objectives are to ensure the attraction and retention of superior talent, to motivate the performance of the executive officers in the achievement of the Company’s business objectives and to align the interests of the officers and Directors with the long-term interests of the Company’s stockholders. To that end, it is the responsibility of the Compensation Committee to develop, approve and periodically review a general compensation policy and salary structure for executive officers of the Company, which considers business and financial objectives, industry and market pay practices and/or such other information as may be deemed appropriate.

Responsibilities of the Compensation Committee include: ■ Reviewing and recommending for approval by the independent Directors of the Board the compensation (salary, bonus and other
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incentive compensation) of the Chief Executive Officer of the Company;
■
Reviewing and approving the compensation (salary, bonus and other incentive compensation) of the other executive officers of the Company;

■
Reviewing and approving milestones and strategic initiatives relevant to the compensation of executive officers of the Company and evaluating performance in light of those goals and objectives;

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Reviewing and approving all employment, retention and severance agreements for executive officers of the Company; and

■
Reviewing the management succession program for the Chief Executive Officer, the named executive officers and other selected executives of the Company.

The Compensation Committee acts on behalf of the Board in administering compensation plans approved by the Board in a manner consistent with the terms of such plans (including, as applicable, the granting of stock options, restricted stock, stock units and other awards, the review of performance goals established before the start of the relevant plan year, and the determination of performance compared to the goals at the end of the plan year). The Committee reviews and makes recommendations to the Board with respect to new compensation incentive plans and equity-based plans; reviews and recommends the compensation (annual retainer, committee fees and other compensation) of the Directors to the full Board for approval; and reviews and makes recommendations to the Board on changes in major benefit programs of the Company. Compensation Committee agendas are established in consultation with the Committee chair. The Compensation Committee meets in executive session at each Committee meeting.
The Compensation Committee held 13 meetings during fiscal year 2020. The complete Compensation Committee charter can be found in the Corporate Governance sub-section of the section entitled “Investors” on our website at www.fuelcellenergy.com. The Compensation Committee’s report appears on page 24 of this Proxy Statement.

Executive Committee
■ Current Members: Jason Few, James H. England, Matthew F. Hilzinger, Chris Groobey and Natica von Althann Current Chair: Jason Few

During the intervals between Board meetings, the Executive Committee has and may exercise all the powers of the Board in the management of the business and affairs of the Company, in such manner as the Committee deems in the best interests of the Company, in all cases in which specific instructions have not been given by the Board. Mr. England, Mr. Hilzinger, Mr. Groobey and Ms. von Althann are independent directors under applicable Nasdaq rules. The current members of the Executive Committee were also members of the Executive Committee in fiscal year 2020, including Mr. Groobey, who joined the Committee upon his appointment to the Board on November 20, 2019.

The Executive Committee held 9 meetings during fiscal year 2020.
Nominating and Corporate Governance Committee

■
Current Members: Natica von Althann, Matthew F. Hilzinger, James H. England and Chris Groobey

Current Chair: Natica von Althann
Our Committee structure changed on November 20, 2019 with the appointment of Chris Groobey as a Director. The members of the Nominating and Corporate Governance Committee in fiscal year 2020 were Matthew F. Hilzinger, James H. England, Natica von Althann and Chris Groobey (from the date of his appointment on November 20, 2019). Ms. von Althann was Chair of the Nominating and Corporate Governance Committee throughout fiscal year 2020.
Each of the current members of the Nominating and Corporate Governance Committee is an independent director under applicable Nasdaq rules. Members of the Nominating and Corporate Governance Committee are appointed by the Board.
Responsibilities of the Nominating and Corporate Governance Committee include:
■
Identifying individuals qualified to become members of the Board and recommending the persons to be nominated by the Board for election as Directors at the annual meeting of stockholders or elected as Directors to fill vacancies;

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Reviewing the Company’s corporate governance principles, assessing and recommending to the Board any changes deemed appropriate;

■
Periodically reviewing, discussing and assessing the performance of the Board and the committees of the Board;

■
Reviewing the Board’s committee structure and making recommendations to the full Board concerning the number and responsibilities of Board committees and committee assignments; and

■
Periodically reviewing and reporting to the Board any questions of possible conflicts of interest or related party transactions involving Board members or members of senior management of the Company.

The Nominating and Corporate Governance Committee will consider nominees for the Board recommended by stockholders. Nominations by stockholders must be in writing, and must include the full name of the proposed nominee, a brief description of the proposed nominee’s business experience for at least the previous five years, and a representation that the nominating stockholder is

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a beneficial or record owner of the Company’s common stock.
Any such submission must also be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as Director if elected. All recommendations for nomination received by the Corporate Secretary that satisfy our amended and restated by-law requirements relating to such Director nominations will be presented to the Nominating and Corporate Governance Committee for its consideration. Stockholders must also satisfy the notification, timeliness, consent and information requirements set forth in our amended and restated by-laws. Nominations must be delivered to the Nominating and Corporate Governance Committee at the following address:
Nominating and Corporate Governance Committee
FuelCell Energy, Inc.
Office of the Corporate Secretary
3 Great Pasture Road
Danbury, CT 06810
The Nominating and Corporate Governance Committee weighs the characteristics, experience, independence and skills of potential candidates for election to the Board and recommends nominees for Director to the Board for election (without regard to whether a nominee has been recommended by stockholders). In considering candidates for the Board, the Nominating and Corporate Governance Committee also assesses the size, composition and combined expertise of the Board. As the application of these factors involves the exercise of judgment, the Nominating and Corporate Governance Committee does not have a standard set of fixed qualifications that is applicable to all Director candidates, although the Nominating and Corporate Governance Committee does at a minimum assess each candidate’s strength of character, mature judgment, industry knowledge or experience, ability to work collegially with the other members of the Board and ability to satisfy any applicable legal requirements or listing standards. The Nominating and Corporate Governance Committee is committed to actively seeking highly qualified individuals, and requires a diverse candidate pool, including individuals of diverse gender and ethnicity, from which Board nominees are selected. In identifying prospective Director candidates, the Nominating and Corporate Governance Committee may seek referrals from other members of the Board, management, stockholders and other sources. The Nominating and Corporate Governance Committee also may, but need not, retain a search firm in order to assist it in identifying candidates to serve as Directors of the Company. The Nominating and Corporate Governance Committee utilizes the same criteria for evaluating candidates regardless of the source of the referral. When considering Director candidates, the Nominating and Corporate Governance Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent Directors, provide a blend of skills and experience to further enhance the Board’s effectiveness.
In connection with its annual recommendation of a slate of Director nominees, the Nominating and Corporate Governance Committee may also assess the contributions of those Directors recommended for re-election in the context of the Board evaluation process and other perceived needs of the Board.
The Nominating and Corporate Governance Committee held 5 meetings during fiscal year 2020. The complete Nominating and Corporate Governance Committee charter, which includes the general criteria for nomination as a Director, can be found in the Corporate Governance subsection of the section entitled “Investors” on our website at www.fuelcellenergy.com.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee was an officer or employee of the Company during the fiscal year ended October 31, 2020. During the fiscal year ended October 31, 2020, none of our executive officers served as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who served as members of our Board of Directors or our Compensation Committee. During the fiscal year ended October 31, 2020, no member of the Compensation Committee had a relationship with the Company that required disclosure under Item 404 of Regulation S-K.
NASDAQ LISTING RULES — COMPENSATION COMMITTEE MEMBERS

Upon assessing the independence of the Compensation Committee members in accordance with the Nasdaq Listing Rules, the Board has determined that each Compensation Committee member satisfies the following independence criteria, in addition to qualifying as an independent director under Nasdaq Rule 5605(a)(2):
■
No Compensation Committee member has received compensation from the Company for any consulting or advisory services nor has any Compensation Committee member received any other compensatory fees paid by the Company (other than Directors’ fees) during the time such member served on the Compensation Committee; and

■
No Compensation Committee member has an affiliate relationship with the Company, a subsidiary of the Company or an affiliate of a subsidiary of the Company.

NASDAQ LISTING RULES — COMPENSATION COMMITTEE ADVISOR

Upon assessing the independence of, and any potential conflicts of interest of, the Company’s Compensation advisor, Meridian Compensation Partners, LLC (“Meridian”), in accordance with the Nasdaq Listing Rules, the Compensation Committee has determined that Meridian satisfies the following independence criteria:
■
Meridian has not provided, in the last completed fiscal year ended October 31, 2020 or any subsequent interim period, any services to the Company or its affiliated companies, other than Meridian’s work as a compensation advisor to the Company’s Compensation Committee;

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■
Less than 1% of Meridian’s total revenue was derived from fees paid by the Company in the last completed fiscal year ended October 31, 2020 and any subsequent interim period for work on behalf of the Company’s Compensation Committee;

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Meridian has implemented policies and procedures designed to prevent conflicts of interest;

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Neither Meridian nor any of its employees or their spouses has any business or personal relationships with any members of the Company’s Compensation Committee or any of the Company’s executive officers;

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Neither Meridian nor any of its employees or their immediate family members currently owns any Company securities (other than through a mutual fund or similar externally-managed investment vehicle); and

■
Meridian is not aware of any relationship not identified in the statements above that could create an actual or potential conflict of interest with the Company or its affiliated entities, any members of the Company’s Compensation Committee or any of the Company’s executive officers.

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BIOGRAPHIES OF EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
MICHAEL S. BISHOP
Age 53
Mr. Bishop was appointed Executive Vice President in June 2019 and has served as the Company’s Chief Financial Officer and Treasurer since June 2011. Mr. Bishop previously served as Senior Vice President of the Company from June 2011 to June 2019. He has more than 20 years of experience in financial operations and management with public high growth technology companies with a focus on capital raising, project finance, debt/treasury management, investor relations, strategic planning, internal controls, and organizational development. Since joining the Company in 2003, Mr. Bishop has held a succession of financial leadership roles, including Assistant Controller, Corporate Controller and Vice President and Controller. Prior to joining FuelCell Energy, Mr. Bishop held finance and accounting positions at TranSwitch Corporation, Cyberian Outpost, Inc. and United Technologies, Inc. He is a certified public accountant and began his professional career at McGladrey and Pullen, LLP (now RSM US LLP). Mr. Bishop also served four years in the United States Marine Corps.
Mr. Bishop received a Bachelor of Science in Accounting from Boston University and a MBA from the University of Connecticut.

PRINCIPAL OCCUPATION: ■ Executive Vice President, Chief Financial Officer and Treasurer
JENNIFER D. ARASIMOWICZ
Age 49
Ms. Arasimowicz was appointed Chief Administrative Officer in September 2019 and has served as Executive Vice President since June 2019, and General Counsel and Corporate Secretary since April 2017. In her current position (and in her prior positions), Ms. Arasimowicz, a licensed attorney in Connecticut, New York and Massachusetts, is (and was) the chief legal officer, chief administrative officer, and chief compliance officer of the Company, having responsibility for oversight of all of the Company’s legal, administrative and government affairs, and providing leadership in all aspects of the Company’s business, including compliance, corporate governance and board activities. Ms. Arasimowicz joined the Company in 2012 as Associate Counsel and was promoted to Vice President in 2014 and Senior Vice President in 2016. Ms. Arasimowicz also previously served as Interim President from June 2019 to August 2019 and as Chief Commercial Officer from June 2019 to September 2019. Prior to joining the Company, Ms. Arasimowicz served as General Counsel of Total Energy Corporation, a New York based diversified energy products and services company providing a broad range of specialized services to utilities and industrial companies. Previously, Ms. Arasimowicz was a partner at Shipman & Goodwin, LLP in Hartford, Connecticut, chairing the Utility Law Practice Group and began her legal career as an associate at Murtha Cullina, LLP.
Ms. Arasimowicz earned her Juris Doctor at Boston University School of Law and holds a bachelor’s degree in English from Boston University.

PRINCIPAL OCCUPATION: ■ Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary
MICHAEL J. LISOWSKI
Age 51
Mr. Lisowski was appointed Executive Vice President and Chief Operating Officer in June 2019. Mr. Lisowski has served as the Company’s Vice President of Global Operations since 2018, and, from 2001 to 2018, held various other positions within the Company, including Vice President of Supply Chain from 2010 to 2018. Mr. Lisowski is a senior global operations leader with 28 years of progressive operations experience in technology-driven businesses. In his position as the Company’s Chief Operating Officer (and in his prior position as the Company’s Vice President of Global Operations), Mr. Lisowksi is (and was) responsible for the Supply Chain, Manufacturing, Quality, Project Management, Environmental Health and Safety, and Plant Engineering functions of the Company. Additionally, Mr. Lisowski and his team are responsible for the development and qualification of strategic suppliers for critical direct materials, as well as procurement of capital equipment in support of operations.
Mr. Lisowski earned his Bachelor’s Degree in Communications and Business Administration at Western New England University and a Master’s Degree in Management, Global Supply Chain Integrations from Rensselaer Polytechnic Institute.

PRINCIPAL OCCUPATION: ■ Executive Vice President and Chief Operating Officer
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ANTHONY J. LEO
Age 63
Mr. Leo was appointed Executive Vice President and Chief Technology Officer in June 2019 and, prior to that, served as Vice President of Applications and Advanced Technologies since 2014. From 1978 to 2014, Mr. Leo has held various other positions with the Company, including Vice President of Application Engineering and Advanced Technology Development, Vice President of Applications and OEM Engineering, and Vice President of Product Engineering. Mr. Leo has held key leadership roles in the Company’s research, development, and commercialization of stationary fuel cell power plants for more than 30 years. In his current position and in his position as the Company’s Vice President of Applications and Advanced Technologies, Mr. Leo is and has been responsible for Applications and Advanced Technology Development. In Mr. Leo’s other positions with the Company, he has been responsible for managing advanced research and development of rechargeable batteries and fuel cells, managing the first large-scale demonstration stationary fuel cell project, and establishing the Product Engineering Group.
Mr. Leo earned his Bachelor of Science Degree in Chemical Engineering from Rensselaer Polytechnic Institute and has served on the U.S. Department of Energy Hydrogen and Fuel Cell Technical Advisory Committee.

PRINCIPAL OCCUPATION: ■ Executive Vice President and Chief Technology Officer
FUELCELL ENERGY, INC. | PROXY STATEMENT   23

EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT	24
COMPENSATION DISCUSSION AND ANALYSIS	24
FISCAL YEAR 2020 SUMMARY COMPENSATION TABLE	36
FISCAL YEAR 2020 GRANTS OF PLAN-BASED AWARDS TABLE	37
OUTSTANDING EQUITY AWARDS AT 2020 FISCAL YEAR-END TABLE	38
FISCAL YEAR 2020 OPTION EXERCISES AND STOCK VESTED TABLE	39
COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis as set forth in this Proxy Statement. Based upon this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be incorporated by reference in the Company’s Annual Report on Form 10-K for its fiscal year ended October 31, 2020 and included in the Company’s 2021 Proxy Statement filed in connection with the Company’s 2021 Annual Meeting of Stockholders.
Respectfully submitted by the Compensation Committee of the Board of Directors.
Matthew F. Hilzinger (Chair)
Chris Groobey
Natica von Althann
COMPENSATION DISCUSSION AND ANALYSIS
INTRODUCTION AND SUMMARY

This Compensation Discussion and Analysis describes the philosophy and objectives of the executive compensation program underlying the compensation which is reported in the executive compensation tables included in this Proxy Statement for the following current executive officers of the Company (the “NEOs” or “named executive officers”):
JASON FEW	President, Chief Executive Officer and Chief Commercial Officer (the “CEO”)
MICHAEL S. BISHOP	Executive Vice President, Chief Financial Officer and Treasurer (the “CFO”)
JENNIFER D. ARASIMOWICZ	Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary (the “GC”)
MICHAEL J. LISOWSKI	Executive Vice President and Chief Operating Officer (the “COO”)
ANTHONY J. LEO	Executive Vice President and Chief Technology Officer (the “CTO”)
The total compensation of each NEO is reported in the Fiscal Year 2020 Summary Compensation Table presented on page 36 of this Proxy Statement.
Our compensation program is intended to motivate and incentivize our executive officers to achieve our corporate objectives and increase stockholder value. The Compensation Committee continues to evaluate how best to structure our compensation program to ensure that our executives are being appropriately and competitively compensated while also maintaining compensation levels commensurate with our business performance. During fiscal year 2020, as part of our effort to better align our compensation program with best practices, we utilized the services of our new compensation consultant, Meridian Compensation Partners, LLC (“Meridian”), to evaluate our executive compensation programs. Additionally, we engaged in a stockholder outreach campaign as further described below. Our fiscal year 2020 compensation program was informed by these efforts.
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EXECUTIVE COMPENSATION HIGHLIGHTS

At our 2018 and 2019 annual meetings, approximately 66% and 48%, respectively, of the shares voted on the “say-on-pay” proposal were cast in support of our executive compensation. These adverse votes sent a strong message to our Board that action was needed to address stockholder concerns and improve our compensation program. We commenced that work in fiscal year 2019 and have continued our efforts to restore stockholder confidence in our executive compensation program. We have taken the following actions to address stockholder concerns and improve our executive compensation program:
■
At the end of fiscal year 2019, the Compensation Committee retained a new compensation consultant, Meridian, who immediately reviewed and recommended changes to the Company’s peer group;

■
The Compensation Committee engaged with the assistance of Meridian in an intensive review of the prior compensation program to understand specific concerns of stockholders and proxy advisory firms. With the assistance of Meridian, the Compensation Committee also reviewed the executive compensation practices of the Company’s peers and considered best practices;

■
Members of management and the Board conducted extensive stockholder outreach to discuss our compensation practices, governance, philosophy and strategy;

■
This review culminated in the Compensation Committee’s approval and implementation of a new, performance-based long-term incentive program that the Committee believes addresses the most fundamental stockholder concern of pay for peformance, as further described below; and

■
The Compensation Committee reviewed its disclosure practices with respect to milestones and strategic initiatives associated with the Management Incentive Plan, and in this Compensation Discussion and Analysis has endeavored to provide greater transparency and disclosure of targets and achievements.

While say-on-pay support improved to 86% at our 2020 Annual Meeting, the Compensation Committee continues to consider input from stockholders in making compensation decision and reviewing executive compensation programs and policies.
COMPENSATION POLICIES AND PRACTICES

During fiscal year 2020, we maintained the following compensation-related governance policies and practices, including both policies and practices we have implemented to drive performance and policies and practices that either prohibit or minimize behaviors that we do not believe serve our stockholders’ long-term interests.
What We Do:
■
Maintain an Independent Compensation Committee – Our Compensation Committee consists solely of independent directors who establish our compensation practices.

■
Retain an Independent Compensation Advisor – Our Compensation Committee has engaged its own compensation consultant to provide information, analysis, and other advice on executive compensation independent of management. At the end of fiscal year 2019, we changed our compensation consultant to take a fresh look at our compensation practices.

■
Annual Executive Compensation Review – At least once a year, our Board conducts a review of our compensation strategy, and during fiscal year 2020, we did an in-depth review of our compensation program.

■
Compensation At-Risk – Our executive compensation program is designed so that a significant portion of the compensation of our executive officers is “at risk” based on corporate performance, to align the interests of our executive officers and stockholders.

■
Stock Ownership Guidelines – We maintain minimum stock ownership guidelines and stock holding requirements applicable to our executive officers and the non-employee independent members of our Board. In December 2018, our Board approved a six-fold increase in these minimum stock ownership guidelines, however, the minimum stock ownership guidelines were then reduced in connection with the one-for-twelve reverse stock split effected in May 2019. Accordingly, we again increased our minimum stock ownership guidelines in February of 2020. As of October 31, 2020, each of our executive officers satisfied the minimum stock ownership policy requirements.

■
Compensation Recovery (“Clawback”) Policy – We maintain an Executive Compensation Recovery Policy that enables our Board to seek recovery of any erroneously paid incentive compensation received by any current or former executive officer of the Company (who was actively employed as an executive officer of the Company on or after December 18, 2014, the date this policy was first adopted) in the event of an accounting restatement.

■
Conduct an Annual Stockholder Advisory Vote on NEO Compensation – We conduct an annual stockholder advisory vote on the compensation of our NEOs. Our Board considers the results of this advisory vote during the course of its deliberations on executive compensation.

■
Compensation-Related Risk Assessment – We conduct regular risk assessments of our compensation programs and practices, and a full risk assessment was completed by our independent compensation consultant subsequent to the end of fiscal year 2020 and reviewed by our Compensation Committee.

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Executive Compensation
■
“Double-Trigger” Change in Control Arrangements – We have established “double-trigger” change-in-control severance agreements with each of our NEOs, with a payment equal to two times base salary, plus the target annual bonus, plus the pro-rata amount of the bonus that would have been paid during the year of termination, pro-rated for the number of days during the year employed (for Mr. Few) and payments of one times base salary plus the average of the bonuses paid since their appointment as executive officers of the Company (for Messrs. Bishop, Lisowski and Leo and Ms. Arasimowicz).

What We Do Not Do:
■
No Guaranteed Bonuses – Other than the one-time signing bonus previously paid to Mr. Few, we do not provide guaranteed annual bonuses to our executive officers.

■
No Defined Benefit Retirement Plans – We do not currently offer, nor do we have plans to offer, defined benefit pension plans or any non-qualified deferred compensation plans or arrangements to our NEOs other than arrangements that are available generally to all employees. Our NEOs are eligible to participate in our 401(k) retirement plan on the same basis as our other employees.

■
Prohibition on Hedging and Pledging – We maintain a policy that prohibits our employees, including our NEOs, and members of the Board, from hedging or pledging any Company securities.

■
No Tax Gross-Ups – We do not offer our NEOs any tax “gross-ups.”

■
No Stock Option Re-pricing – We do not permit options to purchase shares of our common stock to be repriced to a lower exercise price without the approval of our stockholders.

COMPENSATION PHILOSOPHY AND OBJECTIVES

The Compensation Committee is responsible for developing and reviewing executive compensation plans, policies and practices consistent with our compensation philosophy. Our compensation philosophy is designed around certain key objectives:
■
Attract and Retain Top Executive Talent – We have designed our compensation program to be competitive and cost-effective, while allowing us to attract and retain executives critical to our long-term success.

■
Pay for Performance – Our compensation program aligns compensation with Company and individual performance on both a short-term and long-term basis.

■
Significant Portion of Pay is in the Form of Variable Compensation – We have aligned NEO compensation with stockholder interests by tying a significant portion of total direct compensation to the achievement of performance goals or stock price appreciation. With variable compensation, the NEO will not realize value unless performance goals are met or our stock price appreciates.

To achieve these objectives, our executive compensation program:
■
must be competitive with compensation paid by companies in the same or similar markets for executive talent;

■
rewards performance by linking compensation to Company performance and achievement of corporate performance goals;

■
aligns realized compensation with long-term stockholder returns by delivering a significant portion of NEO compensation in the form of equity compensation, the value of which is directly linked to our stock price;

■
aligns NEO and stockholder interests by requiring NEOs to own and hold our stock for a specified period of time;

■
is comprised of a “fixed” component, which consists of base salary, health and welfare benefits and contributions to the Company’s Section 401(k) Retirement Savings plan (the “401(k) Plan”), which benefits and contributions are the same as those offered to all other employees; and

■
has a “variable” component, which consists of an annual performance-based incentive award (the target amount of which is expressed as a percentage of base salary) and a long-term incentive award linked to individual and Company performance.

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COMPENSATION OVERVIEW

The following table presents a summary of the key components of our executive compensation program and the purpose of each such component.
	Compensation Component	Purpose
FIXED	Base Salary Paid in cash	√ Provide a competitive fixed rate of pay relative to similar positions in the market.
√ Enable the Company to attract and retain critical executive talent.
AT RISK	Annual or Short-Term Incentives Paid — to the extent that performance goals are achieved — annually in cash under the Management Incentive Plan (MIP)	√ Focus executive officers on achieving progressively challenging short-term performance goals that align with the Company’s annual operating plan and result in long-term value creation.
AT RISK	Long-Term Incentives Paid — to the extent vesting criteria are met — under the Long-Term Incentive (LTI) Plan in equity
√ Historically, when long-term incentive equity awards were granted, they were granted as time-based restricted stock awards or restricted stock units.
√ In fiscal year 2020, the Compensation Committee with the assistance of its independent compensation consultant, implemented a new Long-Term Incentive Plan with a balanced mix of performance-based restricted stock units and time-based restricted stock units that focus our executive officers on longer-term relative and absolute performance goals that strongly align with and drive stockholder value creation, as well as support the Company’s leadership retention strategy.

In addition, all of our executives are entitled to participate in the Company’s benefit programs to the same extent as our other employees, as discussed further under the “Benefits and Perquisites” section on page 30 of this Proxy Statement. Historically, the Company has not provided perquisites to our executives. However, certain limited perquisites were granted to Mr. Few to induce him to join the Company as our President and CEO, as discussed in the “CEO Employment Agreement” section on page 30 of this Proxy Statement.
STOCKHOLDER OUTREACH AND RECENT INITIATIVES

Engagement with our stockholders is a key component of the Company’s corporate governance practices and the Company strongly believes stockholder engagement is of vital importance. Our engagement is designed to (1) discuss and receive feedback on our business, strategy and philosophy, (2) gain insight and perspective on our governance and executive compensation practices, and (3) establish and maintain an open line of communication between the Company and our stockholders.
As part of our routine stockholder outreach, our CEO, Chief Financial Officer and other senior members of management conduct regular investor communications, including conferences, non-deal road shows and individual and group conference calls with portfolio managers and industry analysts. Each quarter’s earnings results are reviewed and discussed in open investor conference calls with broad participation and Q&A by the analyst community. Our senior management regularly makes themselves available for such communications, typically focusing on elements of our strategic plans, consolidated business results and capital structure, and other topics of interest to stockholders. We believe that management can strengthen its ability to lead the Company and execute on its Powerhouse business strategy by constructively discussing our business and strategy in such settings.
The Company significantly increased its engagement efforts with its stockholders during the last fiscal year. During the last nine months of fiscal year 2020, the senior management team conducted a stockholder outreach program to introduce the new senior leadership of the Company and discuss the Company’s new strategy. In fiscal year 2020, as part of our increased outreach campaign, our CEO and Chief Financial Officer, other members of our senior management team and, in certain cases, the Chairman of the Board and the Chairman of the Compensation Committee, met with stockholders and held investor meetings by teleconference or video conference. In total, during the last nine months of fiscal year 2020, management invited our top 150 stockholders to meet. These stockholders represented approximately 32% of our outstanding shares as of the date of our reconvened 2020 Annual Meeting on May 8, 2020. Of those contacted, management and Board members spoke with 77 stockholders and institutions, including 10 of our largest 20 stockholders as of the date of our reconvened 2020 Annual Meeting. Also during fiscal year 2020, the Company participated in 3 investor conferences and non-deal road shows in order to make its management team accessible to investors.
During all such calls and meetings, the Board members and senior members of management solicited feedback from stockholders that is taken into account by the Board and management in making strategic, corporate governance and compensation decisions. Not all investors we spoke with expressed the same views about each topic discussed during our calls, but we listened carefully to each and gave each equal weight.
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Executive Compensation
We believe that the positive dialogue with stockholders during our fiscal year 2020 outreach campaign has promoted transparency and accountability, helping us to respond in a better manner to the interests of our stockholders and to adjust to evolving governance and compensation expectations.
Recurring themes in our stockholder outreach included (1) a desire for greater emphasis on performance-based equity awards rather than time-based equity awards for our NEOs to better align long-term incentive compensation with Company performance and (2) a desire for greater transparency in describing the milestones, strategic initiatives and achievements associated with our management incentive plan and the award of bonuses. In response, the Board undertook to re-evaluate our executive compensation practices, with specific focus on better aligning long-term incentive compensation with Company performance. The Board also committed to greater transparency in its executive compensation practices and target achievements, as reflected below.
COMPENSATION-SETTING PROCESS

The Compensation Committee reviews the base salary, target annual incentive award, long-term incentive award and target total direct compensation opportunity (which represents the sum of these three elements) for each of the NEOs annually. The CEO makes recommendations to the Compensation Committee for annual increases in base salary, the annual incentive award payments and long-term incentive awards for each of the NEOs (other than with respect to his own compensation), taking into account the recommendations of the Board’s independent compensation consultant. The Compensation Committee has the final authority to approve annual increases in base salary, annual incentive award payments and long-term equity incentive awards for the NEOs other than the CEO, whose compensation is approved by the independent members of our Board.
Prior to the start of each fiscal year, the CEO develops operational milestones and strategic or operational initiatives for the year for our salaried employees, including the NEOs. These operational milestones and strategic or operational initiatives represent key performance objectives which are incorporated into the MIP, which is then submitted to the Compensation Committee for consideration and approval. After our fiscal year-end financial results are available, the annual incentive award pool for employees and individual annual incentive award payments for the NEOs for the just-completed fiscal year are approved by the Compensation Committee, except with respect to the CEO, whose annual incentive award payment is approved by the independent members of our Board.
The Compensation Committee formulates its compensation decisions for the NEOs with input from the CEO (other than with respect to his own compensation), considering such factors as each NEO’s professional experience, job scope, past performance, tenure and retention risk. The Compensation Committee also considers prior fiscal year adjustments to compensation, historical annual incentive award payments and long-term incentive awards. Finally, the Compensation Committee considers current market practices, based on its review of executive compensation data for comparable companies, as well as current compensation trends, to ensure that the compensation of the NEOs is both competitive and reasonable, while also maintaining compensation levels commensurate with our financial and stock performance.
From 2010 through fiscal year 2019, the Compensation Committee engaged Compensia, Inc., a national compensation consulting firm, to support its compensation planning activities. At the end of fiscal year 2019, the Compensation Committee retained a new compensation consulting firm, Meridian Compensation Partners, LLC (“Meridian”), to conduct a wholesale review of the Company’s executive compensation practices and suggest modifications.
In fiscal year 2020, Meridian did not provide any other services to the Company and Meridian worked with management only on matters for which the Compensation Committee is responsible.
Based on its consideration of the various factors set forth in the rules promulgated by the SEC and the Nasdaq Marketplace Rules, the Compensation Committee has determined that the work performed by Meridian has not raised any conflict of interest.
COMPETITIVE POSITIONING

We periodically perform a competitive market analysis of our executive and Director compensation programs to ensure that the total compensation packages of our executive officers and the non-employee members of our Board are within a reasonably competitive range. In connection with its fiscal year 2020 compensation actions and decisions, the Compensation Committee considered the competitive market analysis that was prepared by Meridian at the beginning of fiscal year 2020. In sum, the Meridian analysis demonstrated that the Company’s overall compensation programs were generally aligned with typical market practices, although Meridian recommended changes to the Company’s long-term incentive program to better align pay with performance.
COMPETITIVE MARKET ANALYSIS
In early 2020, Meridian conducted a competitive market analysis that was used by the Compensation Committee in connection with its executive and non-employee Director compensation decisions for fiscal year 2020 and fiscal year 2021. To develop an understanding of the competitive marketplace, the Compensation Committee reviewed the executive compensation practices of a group of publicly-traded companies (the “Peer Group”) based on compensation data gathered from publicly-available filings.
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Meridian worked with the Compensation Committee to review the Company’s Peer Group, which had undergone a substantial refresh in 2018, with almost half of the companies utilized in 2018 being different than the peer companies that had been utilized in 2017.
The Compensation Committee and Meridian reviewed and considered factors such as revenue growth, profitability, valuation (for example, market capitalization as a multiple of sales) and business model in determining the Peer Group to be utilized in making compensation decisions for fiscal year 2020 and fiscal year 2021. The Peer Group was selected based on the subjective evaluation of all of these factors, and consisted of the following 17 companies:
American Superconductor	Orion Energy Systems
Amyris	Park Electrochemical
Ballard Power Systems	Plug Power
Broadwind Energy	Thermon Group Holdings
Capstone Turbine	Ultralife
CECO Environmental	Vicor
Clean Energy Fuels	Vishay Precision Group
Digi International	Westport Fuel Systems
EMCORE
The Compensation Committee uses the market analysis as a reference point to ensure that our executive compensation program is competitive with market practice. In the case of each executive officer, the Compensation Committee compares the overall compensation of each individual against the compensation data developed through the market analysis, if his or her position is sufficiently similar to the positions identified in the data to make the comparison meaningful. However, the Compensation Committee reviews a full array of competitive market data rather than isolating and targeting a particular percentile with respect to any portion of the executives’ pay. Ultimately, the Compensation Committee’s decisions with respect to each executive’s total compensation, and each individual compensation element, are based in large part on its assessment of Company and individual performance as well as other factors, such as internal equity.
FIXED COMPENSATION

BASE SALARY
The purpose of base salary, from the perspective of the Compensation Committee, is to fairly and competitively compensate our NEOs with a fixed amount of cash for the jobs they perform. In addition, base salaries are used to recognize the experience, skills, knowledge and responsibilities required of our NEOs. Accordingly, we seek to ensure that base salary levels are competitive and consistent with industry practices.
FISCAL YEAR 2020 BASE SALARIES
During fiscal year 2020, our focus was primarily on strengthening our balance sheet to support our planned growth and operations following our fiscal year 2019 restructuring. During fiscal year 2020, the Compensation Committee reviewed the base salaries of the executive officers, taking into consideration their qualifications, past performance and expected future contributions, their ongoing roles and responsibilities and the challenges facing the Company. After considering the foregoing factors and certain additional information, including the roles each of our executive officers played in the Company’s restructuring, the Compensation Committee determined that the base salaries established during fiscal year 2019 were sufficient to recognize the contributions that each individual had made during the preceding 12 months, to address the Company’s retention objectives, and to ensure parity in the base salary levels of the executive officers after taking into consideration their relative time in their positions and their anticipated future contributions to the Company. With respect to the new CEO, Jason Few, the Compensation Committee recommended to the independent members of our Board that his fiscal year 2019 base salary remain the same for fiscal year 2020 (which recommendation was approved by the independent members of the Board). Accordingly, the base salaries of the NEOs for fiscal year 2020 remained the same as they were in fiscal year 2019 as shown in the table below.
	Base Salaries
Name	2019 Base ($)	2020 Base ($)	Increase ($)	Increase %
Mr. Few	475,000	475,000	0	0
Mr. Bishop	385,000	385,000	0	0
Ms. Arasimowicz	365,000	365,000	0	0
Mr. Lisowski	325,000	325,000	0	0
Mr. Leo	275,000	275,000	0	0
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Executive Compensation
During the early onset of the COVID-19 pandemic, as part of the efforts by the Company to mitigate the financial and operational impacts of the pandemic, our NEOs deferred a portion of their salaries for three months.
BENEFITS AND PERQUISITES
We offer medical and dental insurance to our executive officers, and pay a portion of the premiums for these benefits consistent with the arrangements for non-executive employees. We also provide our executive officers and other eligible employees, at our expense, with group life and accidental death and dismemberment insurance benefits; short-term and long-term disability insurance benefits; paid time off benefits; and other ancillary benefits (for example, flexible spending accounts and an employee assistance program). Further, we offer participation in the 401(k) Plan to our employees, including our executive officers, subject to the terms of the 401(k) Plan.
Contributions to the 401(k) Plan are limited to an annual maximum amount as determined by the Internal Revenue Service. For Plan Year 2020, the Compensation Committee approved continuing a matching contribution equal to 25% of the first 8% of elective salary deferrals, not to exceed 2% of eligible earnings. These contributions to the retirement savings accounts of our employees are subject to a five year graded vesting schedule. Participants are not permitted to receive or purchase shares of our common stock through the 401(k) Plan. Our contributions to the retirement savings accounts of the NEOs for fiscal year 2020 are set forth in the Fiscal Year 2020 Summary Compensation Table on page 36 of this Proxy Statement.
Our executive compensation program does not include any of the following pay practices:
■
Supplemental executive retirement benefits; or

■
Supplemental health or insurance benefits.

CEO EMPLOYMENT AGREEMENT
Pursuant to his employment agreement, Mr. Few received a one-time signing bonus of $500,000, 50% of which was paid effective upon Mr. Few’s commencement of employment in August 2019 and the other 50% of which was paid on January 6, 2020. Mr. Few also receives $13,000 per month in commuting expenses, which, pursuant to the first amendment to Mr. Few’s employment agreement dated April 23, 2020 (the “First Amendment”), was to be paid through February 26, 2021. In addition, the Company paid Mr. Few’s rent for his Connecticut apartment in an amount equal to $2,361 per month, which was to be paid through February 26, 2021. Due to the travel impacts of the COVID-19 pandemic, on January 19, 2021, we entered into a Second Amendment to Mr. Few’s employment agreement (the “Second Amendment”). Pursuant to the Second Amendment, Mr. Few’s commuting expenses were replaced with a monthly reimbursement of his actual commuting expenses incurred, subject to a limit of $13,000 per month, and the period of time during which the Company will pay certain of Mr. Few’s apartment expenses was extended until October 31, 2021. The Second Amendment further provided for an extension of time until October 31, 2021 for the Company’s reimbursement of travel expenses for Mr. Few’s spouse for two trips to facilitate Mr. Few’s relocation to Connecticut and provided for payment of $200,000 in relocation expenses to Mr. Few subject to his relocation to Connecticut prior to October 31, 2021. Mr. Few is also entitled to up to $10,000 annually in tax preparation fees and $10,000 annually in organization and membership dues.
VARIABLE COMPENSATION

ANNUAL INCENTIVE COMPENSATION
All salaried exempt employees, including our executive officers, are eligible to participate in our annual cash bonus plan, which we refer to as the Management Incentive Plan or the “MIP”. The MIP is intended to motivate employee performance in, and align compensation levels with, the achievement of our annual business objectives.
The Compensation Committee periodically reviews and determines the target annual incentive award opportunities (expressed as a percentage of base salary) that each of the executive officers may earn under the MIP. The target annual incentive award opportunities for each NEO (expressed as a percentage of base salary) were established in each of their respective employment agreements, at 90% for Mr. Few (established in 2019), and at 50% for each of the other NEOs (established in 2011 for Mr. Bishop, in 2017 for Ms. Arasimowicz and in 2019 for Mr. Leo and Mr. Lisowski).
The actual amount of annual cash compensation earned under the MIP each year by our NEOs may be more or less than the target amount depending on our performance against a set of pre-established Company operational milestones (which represent 75% of their target annual incentive award opportunity) and a set of pre-established Company strategic or operational initiatives (which represent the remaining 25% of their target annual incentive award opportunity). In addition, the Compensation Committee retains the right to exercise its discretion to adjust the size of potential award payments as it deems appropriate to take into account factors that enhance or detract from results achieved relative to the Company operational milestones and strategic or operational initiatives. In this way, the Compensation Committee does not confine itself to a purely quantitative approach and retains discretion in determining award payments based on its review and assessment of other results for the fiscal year. The Compensation Committee believes that linking the annual incentive awards for the NEOs to Company operational milestones and strategic or operational initiatives creates a performance-based compensation
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opportunity that furthers stockholder interests, but by retaining some discretion, reduces the risk that executives will overemphasize performance on the pre-established objectives to the detriment of the Company’s overall performance. Retaining limited discretion allows the Compensation Committee to ultimately conduct a more fulsome performance assessment that recognizes industry-specific and broader macroeconomic trends that have impacted the business and the Company’s opportunities and performance during the course of the year.
The operational milestones and strategic initiatives on which the 2020 MIP awards were based, as well as our performance with respect to such milestones and initiatives, are discussed below.
FISCAL YEAR 2020 OPERATIONAL MILESTONES AND STRATEGIC INITIATIVES
The pre-established Company operational milestones and strategic initiatives for fiscal year 2020 were established in fiscal year 2019 prior to the onset of the novel coronavirus pandemic (“COVID-19”) and legal developments with POSCO Energy Co. Ltd. (“POSCO Energy”). As a result of these factors, the Compensation Committee re-visited the pre-established milestones and strategic initiatives to remove revenue and margin targets associated with expected sales to POSCO Energy and to make certain other adjustments related to the impacts of COVID-19, including (a) the manufacturing facility shutdown that occurred from March 18, 2020 to June 22, 2020, (b) the delay in certain bids and solicitations and the general impact to sales initiatives associated with lockdowns and travel bans, (c) the effect of the pandemic on customer capital budgets and spending, (d) the inability to affect policy due to the adjournment of state legislatures due to COVID-19, and (e) the inability to commercialize certain technologies due to the COVID-19 shutdowns.
The original operational milestones and their respective weighting as determined by the Compensation Committee at the time of their establishment in fiscal year 2019, prior to the onset of COVID-19 and legal developments with POSCO Energy were:
Fiscal Year 2020 Original Operational Milestones
	Category	Target Achievement
Milestone	Weighting	125%	100%	75%	50%
Achieve FY Revenue Target	20%	$107M	$82M	$75M	$70M
Secure New Orders	25%	45MW	20MW	15MW	10MW
Achieve Gross Margin Targets	20%	18%	14%	12%	10%
Operating Expenses	20%	$32.9M	$34.4M	$35.4M	$36.4M
New Generation MW Fleet Performance Improved	15%	92%	91%	90%	88%
Fiscal Year 2020 Original Strategic Initiatives
Initiative	Weight
Strategic Partners/Investors/Business Plan	20%
Secure tax equity and permanent financing investment partners
Restructure company to support project financing
U.S. and State Policy Advancement	20%
Endeavor to ensure the Company is included in renewable standards/programs or the equivalent in targeted markets and in Federal policy/procurements
Participate in no less than three policy formation activities in the Company’s target markets
Grow Advanced Technology Business	20%
Successful execution of Year One Objectives Under the Joint Development Agreement with ExxonMobil Research and Engineering Company
Develop and launch multi-year business plan for distributed hydrogen commercialization
Secure investor for distributed hydrogen commercialization
Execute on Department of Energy projects to develop hydrogen storage technology and electrolysis
Commercial Development	20%
Build on utility scale power purchase agreement (“PPA”) backlog
Develop microgrid opportunities
Close one project in Europe
Capitalize on 2019 behind the meter programs in Massachusetts and New Jersey
FUELCELL ENERGY, INC. | PROXY STATEMENT   31

Executive Compensation
Initiative	Weight
Close behind the fence opportunities in the U.S.
Develop multi-channel partners to distribute Company power platforms
Establish a customer satisfaction measurement process
Operations	20%
Achieve supply chain cost reductions
Deliver manufacturing lean targets
Deliver in-flight projects on time and on budget
The revised operational milestones and strategic initiatives and their respective weighting as determined by the Compensation Committee, and the Company’s forecasted achievement were:
Fiscal Year 2020 Revised Operational Milestones
	Category	Target Achievement				Company Forecasted(1) Achievement	Percentage of Target Achievement
Milestone	Weighting	125%	100%	75%	50%
Achieve FY Revenue Target	20%	$82M	$57M	$50M	$45M	$70.9M	115%
Secure New Orders	40%	41MW	31MW	16MW	6MW	11.2MW	65%
Achieve Gross Margin Targets	20%	5%	10%	5%	-4%	-6.0%	0%
Operating Expenses	10%	$32.9M	$34.4M	$35.4M	$36.4M	$31.4M	125%
New Generation MW Fleet Performance Improved	10%	92%	91%	90%	88%	78%	0%
Aggregate	100%						62%
Fiscal Year 2020 Revised Strategic Initiatives
Initiative	Weight	Company Forecasted(1) Achievement	Percentage of Achievement
Strategic Partners/Investors/Business Plan	20%
Secure tax equity and permanent financing investment partners		Y	100%
U.S. and State Policy Advancement	20%
Participate in no less than three policy formation activities in the Company’s target markets		Y	100%
Grow Advanced Technology Business	20%
Successful execution of Year One Objectives Under the Joint Development Agreement with ExxonMobil Research and Engineering Company		Y	100%
Execute on Department of Energy projects to develop hydrogen storage technology and electrolysis		Y	100%
Commercial Development	20%
Build on utility scale PPA backlog		Y	100%
Close behind the fence opportunities in the U.S.		N	0%
Operations	20%
Deliver in-flight projects on time and on budget		Y	100%
Aggregate	100%		90%

(1)
Payouts were based on forecasted achievement based on information available at the time of performance achievement evaluation at the close of the fiscal year, prior to completion of the Company’s audited financials and release of the Annual Report on Form 10-K for the fiscal year ended October 31, 2020. Payouts were not adjusted based on the completed audited financials.

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Executive Compensation

PERFORMANCE RESULTS AND ANNUAL INCENTIVE AWARD PAYMENTS FOR FISCAL YEAR 2020
At the end of fiscal year 2020, the Compensation Committee reviewed the Company’s performance as measured against the Company’s revised operational milestones and strategic initiatives, which resulted in an annual incentive award achievement percentage of 69% of the target award levels, determined as follows. Comparing the Company’s performance against the range of pre-established target levels for these revised operational milestones, the Compensation Committee calculated a weighted achievement percentage for each milestone, the sum of which yielded a total weighted achievement percentage. The Company’s overall performance with respect to the revised operational milestones for fiscal year 2020 resulted in a calculated aggregate weighted achievement percentage of 62%.
With respect to the fiscal year 2020 Company revised strategic initiatives, the Compensation Committee compared the Company’s performance against the pre-established target objectives for these initiatives, and calculated a weighted achievement percentage for each strategic initiative, the sum of which yielded a total weighted achievement percentage. Our overall performance with respect to the revised strategic initiatives for fiscal year 2020 resulted in a calculated weighted achievement percentage of 90%.
Applying the relative weighting of each performance category (75% for the operational milestones and 25% for the strategic initiatives), the Compensation Committee determined that the blended annual incentive award achievement percentage was equal to 69% of the target award levels.
In determining the annual incentive award payments to be made for fiscal year 2020, the Compensation Committee also considered the progress made by the Company over the fiscal year in executing on its business plan despite the COVID-19 pandemic and determined to adjust the annual incentive award payment percentage for fiscal year 2020 to 70%.
After reviewing the blended annual incentive award achievement percentage, evaluating the Company’s performance, financial position, stock performance, and response to the unanticipated and significant challenges posed by the COVID-19 pandemic, and considering the recommendations of the CEO (with respect to the executive officers other than himself), the Compensation Committee determined to adjust the annual incentive award payment percentages for fiscal year 2020 for certain members of senior management in the Company, including Mr. Bishop, Ms. Arasimowicz, Mr. Lisowski and Mr. Leo to 100% of targeted awards, with the specific cash amounts paid to each NEO as set forth in the Fiscal Year 2020 Summary Compensation Table on page 36 of this Proxy Statement. The Compensation Committee also recommended, and the independent members of the Board agreed, that an annual incentive award payment be made to Jason Few in the amount of 100% of his target bonus award with the specific cash amount paid as set forth in the Fiscal Year 2020 Summary Compensation Table on page 36 of this Proxy Statement.
The determination to adjust the annual incentive awards for the executive officers was based on (a) the high level of achievement of the operational milestones and strategic initiatives despite the challenges of the coronavirus pandemic and the manufacturing facility shutdown and reopening, (b) successful capital raises during fiscal year 2020 totaling gross proceeds of approximately $175 million to fund the Company’s business plan, (c) arrangements to fund legal fees and costs associated with the POSCO Energy arbitration and the termination of the POSCO Energy license agreements, (d) substantial shareholder outreach and restructuring of the long-term incentive plan to a performance-based plan in response to prior years’ say-on-pay votes, (e) successful management of the COVID-19 pandemic, including the shut down and restart of manufacturing operations, retention of employees with full pay and benefits, deferral of compensation by the NEOs and the continuation of essential services and plant construction, and (f) the substantial increase in the Company’s stock price. Based on all of the foregoing, the Compensation Committee and the Board determined that adjustment of the annual incentive award percentages was warranted.
FISCAL YEAR 2021 OPERATIONAL MILESTONES AND OPERATIONAL INITIATIVES UNDER THE MIP
For fiscal year 2021, the pre-established Company operational milestones and operational initiatives have been updated to further advance our business objectives. The operational milestones for fiscal year 2021 are consistent with our fiscal year 2021 annual operating plan and were set in consideration of the Company’s prior performance and fiscal year 2021 budget. The operational milestones (and their respective weighting) are: (1) achieve a specified level of total revenue for the fiscal year (33.3%), (2) secure new orders (33.3%), and (3) achieve a specified adjusted EBITDA (33.4%).
The Compensation Committee has also established operational initiatives for fiscal year 2021 applicable to all participants including the NEOs. The pre-established Company operational initiatives for fiscal year 2021 (which are equally weighted) are as follows: (a) implement an operating performance model based on objectives and key results, known as “OKRs”; (b) expand project financing, tax equity, and permanent financing partners; (c) implement ESG best practices/operational measurement system; (d) implement key plant performance improvements identified by breakthrough teams; and (e) implement and execute on a hydrogen product / commercialization / financing roadmap.
Consistent with past practice, the overall operational milestone achievement will be weighted 75% and the overall operational initiative achievement will be weighted 25%.
LONG TERM INCENTIVE COMPENSATION
We use long-term incentive compensation, in the form of equity awards, to motivate and reward executive officers for effectively executing longer-term strategic and operational objectives. The value of these equity awards is based on the value of our common stock, and these awards help align the interests of our executive officers with those of the Company’s stockholders.
FUELCELL ENERGY, INC. | PROXY STATEMENT   33

Executive Compensation
Subsequent to the end of fiscal year 2019, in response to stockholder concerns as expressed in prior say-on-pay votes, the Compensation Committee retained Meridian to evaluate our long-term incentive compensation for fiscal year 2020 as part of our efforts to better align our long-term incentive compensation program with the interests of our stockholders and market practices. With the help of Meridian, the Compensation Committee established a new long-term incentive plan comprised of performance stock units (“PSUs”) and time-based restricted stock units (“RSUs”). The Compensation Committee elected to use PSUs as the primary equity vehicle for the executive officers because these awards reflect a balance between significant upside potential for superior stock price performance, and decline in award size, to zero in the extreme, for performance that is below expectations.
The Compensation Committee exercises its judgment in determining the size of the equity awards granted to executive officers. For each eligible executive, the Committee considers the relative value of equity awards compared to the equity awards held by other executive officers, the desired incentive mix between PSU awards and RSU awards, a compensation analysis performed by Meridian, and the individual experience, skills and performance level of the executive officer.
For fiscal year 2020, the Compensation Committee determined to allocate 80% of long-term incentive awards to PSUs based on total stockholder return (“TSR”), with 40% being based on absolute TSR and 40% being based on relative TSR, as further described below. The remaining 20% of the long-term incentive award is allocated to RSUs that vest ratably over a 3 year period from the date of grant, with a grant date fair value of the average closing stock price over the 20 trading days immediately preceding the date of the grant.
For the PSUs granted for fiscal year 2020, the Compensation Committee established the performance period as May 8, 2020 (the date of the reconvened 2020 Annual Meeting at which our stockholders approved an increase in the number of shares authorized to be issued under our 2018 Omnibus Incentive Plan and the amendment and restatement of our 2018 Omnibus Incentive Plan) through October 31, 2022.
The Compensation Committee established the performance assessment criteria for the relative TSR PSUs as the TSR of the Company relative to the TSR of the Russell 2000, with the payout calibration being 100% plus or minus 0.5x the difference between the Company’s TSR and the Russell 2000 Index composite TSR. Payout is capped at 200% of the target number of PSUs, and payout is further capped at 100% of the target number of PSUs if the Company’s absolute TSR over the performance period is negative. The Company’s TSR is calculated by subtracting the Company’s beginning stock price (defined as the average closing price of the Company’s common stock over the 20 consecutive trading days ending on the last trading day immediately prior to May 8, 2020) from the ending stock price (defined as the average closing price of the Company’s common stock over the 20 consecutive trading days ending on October 31, 2022), adding any dividends during the period, and then dividing the result by the Company’s beginning stock price. PSUs earned on the basis of relative TSR performance remain subject to vesting based on continued service until August 24, 2023 (the third anniversary of the grant date).
The Compensation Committee established the performance assessment criteria for the absolute TSR PSUs as the Company’s closing stock price, with the payout calibration being based on a specified percentage increase in the price of the Company’s common stock over the average closing price of the Company’s common stock over the 20 consecutive trading days ending on the last trading day immediately prior to May 8, 2020, which was $1.8765. Specifically, a 50% increase earns 50% of the target award, a 100% increase earns 100% of the target award and a 150% increase earns 200% of the target award. Each price hurdle must be met for 20 consecutive trading days, and price hurdles may be met at any time during the performance period. PSUs earned on the basis of absolute TSR performance remain subject to vesting based on continued service until August 24, 2023 (the third anniversary of the grant date).
See the Fiscal Year 2020 Grants of Plan-Based Awards Table on page 37 for actual grants made to executive officers for fiscal year 2020.
COMPENSATION POLICIES

PROHIBITION ON OPTION RE-PRICING AND BACKDATING
The Compensation Committee does not re-price and has not re-priced options to purchase shares of our common stock, consistent with the 2018 Omnibus Incentive Plan, as amended and restated, which prohibits re-pricing of equity awards without stockholder approval. The grant date for each equity award is based on the date the award is approved by the Compensation Committee or the independent members of our Board, as applicable. Options to purchase shares of our common stock are granted with an exercise price equal to the closing market price of our common stock on the date of grant.
EQUITY AWARD GRANT POLICY
We maintain an Equity Award Grant Policy, which was most recently amended in December 2018. This policy includes the following key provisions: (a) all equity awards of more than 40,000 shares must be submitted to the Compensation Committee for approval; (b) all equity awards granted to executives at the level of vice president (or above) must be submitted to the Compensation Committee for approval; and (c) the Compensation Committee has authorized a pool of up to 100,000 shares from which the CEO may approve equity awards for special recognition or retention purposes, provided that such grants are limited to a grant date fair value of $40,000 or less, and further provided that no grants may be made from this pool to employees at the level of vice president or above.
34   FUELCELL ENERGY, INC. | PROXY STATEMENT

Executive Compensation

COMPENSATION RECOVERY POLICY
We maintain an Executive Compensation Recovery Policy. A description of this policy can be found on page 15 of this Proxy Statement under “Corporate Governance.”
ANTI-HEDGING POLICY
A description of our anti-hedging policy can be found on page 15 of this Proxy Statement under “Corporate Governance.”
STOCK OWNERSHIP GUIDELINES
We maintain minimum stock ownership guidelines which were updated in December 2018, and, after being adjusted for the one-for-twelve reverse stock split effected by the Company in May 2019, amended again in February 2020. A description of these guidelines can be found on pages 15 and 16 of this Proxy Statement under “Corporate Governance.” As of October 31, 2020 and also as of the filing of this proxy statement, all directors and NEOs meet the stock ownership requirements.
TAX AND ACCOUNTING CONSIDERATIONS
Section 162(m) of the Internal Revenue Code, as amended by the Tax Cuts and Jobs Act of 2017, generally limits to $1.0 million the amount of remuneration that the Company may deduct in any calendar year for certain executive officers. While the Committee will continue to consider the deductibility of compensation as a factor in making compensation decisions, it retains the flexibility to provide compensation that is consistent with the Company’s goals for its executive compensation program, even if such compensation would not be fully tax-deductible.
We follow Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 for all stock-based awards. ASC Topic 718 requires companies to measure the compensation expense for all share-based payment awards made to employees and directors, including stock options and full value stock awards, based on the aggregate grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the compensation tables on pages 36, 37 and 46 of this Proxy Statement. ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based compensation awards in their income statements over the period that an executive officer is required to render service in exchange for the option or other award.
COMPENSATION RISK ASSESSMENT
Our Compensation Committee has reviewed our incentive compensation programs, discussed the concept of risk as it relates to our compensation program, considered various mitigating factors and reviewed these items with its independent compensation consultant, Meridian. In addition, our Compensation Committee asked Meridian to conduct an independent risk assessment of our executive compensation program. Based on these reviews and discussions, the Compensation Committee does not believe our compensation program creates risks that are reasonably likely to have a material adverse effect on our business.
FUELCELL ENERGY, INC. | PROXY STATEMENT   35

Executive Compensation
FISCAL YEAR 2020 SUMMARY COMPENSATION TABLE
The following table presents summary information regarding the total compensation awarded to, earned by or paid to the NEOs for the fiscal years ended October 31, 2020, 2019, and 2018 (except for Messrs. Few, Lisowski and Leo for whom information is provided only with respect to the fiscal years ended October 31, 2020 and 2019 as they were not NEOs prior to fiscal year 2019).
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)	Total ($)
Jason Few President, Chief Executive Officer and Chief Commercial Officer	2020	475,000	—	2,688,193	427,500	204,832(4)	3,795,525
	2019	91,346	500,000	165,000	68,475	58,348	883,169
Michael S. Bishop Executive Vice President, Chief Financial Officer and Treasurer	2020	385,000	—	416,596	192,500	4,875	998,971
	2019	368,173	50,000	—	146,250	4,750	569,173
	2018	333,402	—	478,000	—	10,076	821,478
Jennifer D. Arasimowicz Executive Vice President General Counsel, Chief Administrative Officer and Corporate Secretary	2020	365,000	—	391,596	182,500	4,285	943,381
	2019	347,404	50,000	—	141,250	4,179	542,833
	2018	309,231	—	478,000	—	7,433	794,664
Michael J. Lisowski Executive Vice President and Chief Operating Officer	2020	325,000	—	366,602	162,500	3,250	857,352
	2019	264,693	30,000	—	126,250	2,622	423,565
Anthony J. Leo Executive Vice President and Chief Technology Officer	2020	275,000	—	183,300	137,500	3,437	599,237
	2019	262,154	30,000	—	108,750	3,277	404,181

(1)
The amounts reported in the “Bonus” column represent, for Mr. Few, for fiscal year 2019, the one-time signing bonus pursuant to his employment agreement, which was paid 50% during fiscal year 2019 and 50% during fiscal year 2020, and for Messrs. Bishop, Lisowski and Leo and Ms. Arasimowicz, for fiscal year 2019, the payments made pursuant to the cash incentive plan adopted by the Board on July 15, 2019 to retain certain key executives, of which the first two payments (totaling $27,778 for each of Mr. Bishop and Ms. Arasimowicz and $16,667 for each of Messrs. Lisowski and Leo) were paid in fiscal year 2019 and the second two payments (totaling $22,222 for each of Mr. Bishop and Ms. Arasimowicz and $13,333 for each of Messrs. Lisowski and Leo) were paid in fiscal year 2020.

(2)
The amounts reported in the “Stock Awards” column reflect the aggregate grant date fair value of stock awards granted during each of the fiscal years 2020, 2019, and 2018, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“ASC Topic 718”). These values have been determined under the principles used to calculate the grant date fair value of equity awards for purposes of our financial statements. For a discussion of the assumptions and methodologies used to value the awards reported in this column, please see the discussion of stock awards contained in Note 18 of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended October 31, 2020. The maximum values of the fiscal year 2020 PSU awards at the grant date assuming that the highest level of performance conditions are attained, are as follows: Mr. Few — $674,028; Mr. Bishop — $337,014; Ms. Arasimowicz — $316,792; Mr. Lisowski — $296,570; and Mr. Leo — $148,284.

(3)
The amounts reported in the “Non-Equity Incentive Plan Compensation” column represent the value of the annual incentive award payment earned by each NEO for fiscal years 2020, 2019, and 2018 under our Management Incentive Plan. The amounts reported for fiscal years 2020, 2019, and 2018 were paid in cash and the amounts reported for fiscal year 2020 were paid in fiscal year 2021.

(4)
The amount reported under “All Other Compensation” for Mr. Few for fiscal year 2020 includes $38,440 in apartment rental expenses, $143,000 in commuting expenses, $8,442 in tax preparation fee reimbursement and $10,200 in membership fee reimbursement. The amount reported for fiscal year 2019 includes $4,740 in apartment rental expense, $28,517 in commuting expenses, and $25,000 in reimbursement of legal fees to Mr. Few for negotiation of his employment agreement with the Company.

36   FUELCELL ENERGY, INC. | PROXY STATEMENT

Executive Compensation

FISCAL YEAR 2020 GRANTS OF PLAN-BASED AWARDS
The following table sets forth certain information with respect to the annual incentive and stock-based awards granted to our named executive officers in fiscal year 2020 under the 2018 Omnibus Incentive Plan, as amended and restated. The material terms of these awards are described above in the sections titled “Annual Incentive Compensation” and “Long Term Incentive Compensation” on pages 30 and 33 of this Proxy Statement, respectively.
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards; Number of Shares of Stock or Units	Grant Date Fair Value of Stock Awards($)(1)
Name	Award Type	Grant Date	Threshold ($)	Target ($)	Maximum($)	Threshold Number of Shares	Target Number of Shares	Maximum Number of Shares
Jason Few	Relative TSR PSUs	08/24/2020				37,446	74,892	149,784		200,000
	Absolute TSR PSUs	08/24/2020				37,446	74,892	149,784		200,000
	Time-Based RSUs	08/24/2020							37,446	100,000
	MIP		N/A	427,500	427,500
Michael S. Bishop	Relative TSR PSUs	08/24/2020				18,723	37,446	74,892		100,000
	Absolute TSR PSUs	08/24/2020				18,723	37,446	74,892		100,000
	Time-Based RSUs	08/24/2020							18,723	50,000
	MIP		N/A	192,500	192,500
Jennifer D. Arasimowicz	Relative TSR PSUs	08/24/2020				17,600	35,199	70,398		94,000
	Absolute TSR PSUs	08/24/2020				17,600	35,199	70,398		94,000
	Time-Based RSUs	08/24/2020							17,600	47,000
	MIP		N/A	182,500	182,500
Michael J. Lisowski	Relative TSR PSUs	08/24/2020				16,296	32,952	65,184		87,999
	Absolute TSR PSUs	08/24/2020				16,296	32,952	65,184		87,999
	Time-Based RSUs	08/24/2020							16,477	44,002
	MIP		N/A	162,500	162,500
Anthony J. Leo	Relative TSR PSUs	08/24/2020				8,238	16,476	32,952		44,000
	Absolute TSR PSUs	08/24/2020				8,238	16,476	32,952		44,000
	Time-Based RSUs	08/24/2020							8,238	22,000
	MIP		N/A	137,500	137,500

(1)
Amounts reported in this column are based on the grant date fair value of awards computed in accordance with FASB ASC Topic 718.

FUELCELL ENERGY, INC. | PROXY STATEMENT   37

Executive Compensation
OUTSTANDING EQUITY AWARDS AT 2020 FISCAL YEAR-END TABLE
The following table presents, for each of the NEOs, information with respect to the outstanding equity awards held at October 31, 2020. All grant amounts have been adjusted to reflect the one-for-twelve reverse stock split effected by the Company in May 2019.
	Stock Awards
Name	Stock Award Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Jason Few(3)	06/03/2020	500,000	1,000,000
	06/03/2020			500,000	1,000,000
	08/24/2020	37,446	74,892
	08/24/2020			74,892	149,784
	08/24/2020			74,892	149,784
Michael S. Bishop	04/05/2018	4,682	9,364
	04/05/2018	8,333	16,666
	08/24/2020	18,723	37,446
	08/24/2020			37,446	74,892
	08/24/2020			37,446	74,892
Jennifer D. Arasimowicz	04/06/2017	4,167	8,334
	04/05/2018	4,682	9,364
	04/05/2018	8,333	16,666
	08/24/2020	17,599	35,198
	08/24/2020			35,199	70,398
	08/24/2020			35,199	70,398
Michael J. Lisowski	01/31/2018	2,496	4,992
	08/24/2020	16,477	32,954
	08/24/2020			32,952	65,904
	08/24/2020			32,952	65,904
Anthony J. Leo	04/05/2018	1,701	3,402
	08/24/2020	8,238	16,476
	08/24/2020			16,476	32,952
	08/24/2020			16,476	32,952

(1)
The restricted stock unit award granted to Mr. Few on June 3, 2020 will vest on August 26, 2022. The restricted stock unit awards granted to all NEOs on August 24, 2020 vest ratably over 3 years from the grant date. The restricted stock unit awards granted to Ms. Arasimowicz in 2017 vest at a rate of 25% per year beginning on the first anniversary of the date of the grant. The restricted stock unit awards granted to Mr. Bishop and Ms. Arasimowicz in 2018 vest 100% on the third anniversary of the grant date.

(2)
The fair market value of unvested restricted stock, restricted stock unit and performance stock unit awards is based on the per share closing price of our common stock on October 30, 2020, which was $2.00.

(3)
The performance-vesting restricted stock units granted on June 3, 2020 to Mr. Few were granted in connection with Mr. Few’s August 26, 2019 employment agreement, and they are eligible to be earned on the third anniversary of Mr. Few’s employment agreement based on stock price performance.

(4)
The performance stock units granted to all NEOs on August 24, 2020 are eligible to be earned over a three-year performance period based on absolute or relative TSR. The performance stock units are shown in the table above at the target level, which is the next level above the level of performance through the end of fiscal year 2020. Performance stock units granted on June 3, 2020 to Mr. Few were granted in connection with Mr. Few’s August 26, 2019 employment agreement, and they are eligible to be earned on the third anniversary of Mr. Few’s employment agreement based on stock price performance.

38   FUELCELL ENERGY, INC. | PROXY STATEMENT

Executive Compensation

FISCAL YEAR 2020 OPTION EXERCISES AND STOCK VESTED TABLE
The following table presents, for each of the NEOs, the number of shares of our common stock acquired upon the vesting of restricted stock awards and restricted stock units during fiscal year 2020, and the aggregate value realized upon the vesting of such awards. Our NEOs did not exercise any options to purchase shares of our common stock during fiscal year 2020. For purposes of this table, the value realized is based upon the fair market value of our common stock on each vesting date. The number of shares included in the following table has been adjusted to reflect the one-for-twelve reverse stock split effected by the Company in May 2019.
	Stock Awards(1)
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Jason Few	5,629(3)	8,444
Michael S. Bishop	10,675(4)	15,311
Jennifer D. Arasimowicz	9,044(5)	12,941
Michael J. Lisowski	2,319(6)	3,524
Anthony J. Leo	4,429(7)	6,351

(1)
Represents the gross number of shares acquired and value received on the vesting of restricted stock and restricted stock unit awards, without reduction for the number of shares withheld to pay applicable withholding taxes. Shares and value net of withholding are discussed in the following footnotes.

(2)
The amount reported in the “Value Realized on Vesting” column is computed by multiplying the number of shares of our common stock that vested by the closing market price of our common stock on the applicable vesting date.

(3)
Represents the vesting of 100% of Mr. Few’s April 4, 2019 award of 5,629 restricted stock units, in accordance with the terms of the award.

(4)
Represents the vesting of the second tranche (33%) of Mr. Bishop’s April 5, 2018 award of 14,044 restricted stock units; the vesting of the third tranche (33%) of his April 6, 2017 award of 14,583 restricted stock units; and the vesting of the fourth tranche (25%) of his April 7, 2016 award of 4,529 shares of restricted stock, in each case in accordance with the terms of the applicable award.

(5)
Represents the vesting of the second tranche (33%) of Ms. Arasimowicz’s April 5, 2018 award of 14,044 restricted stock units; the vesting of the third tranche (25%) of her April 6, 2017 award of 16,666 restricted stock units; and the vesting of the fourth tranche (25%) of her April 7, 2016 award of 789 shares of restricted stock, in each case in accordance with the terms of the applicable award.

(6)
Represents the vesting of the second tranche (33%) of Mr. Lisowski’s January 31, 2018 award of 4,990 restricted stock units, the third tranche (33%) of his April 6, 2017 award of 2,625 shares of restricted stock, and the fourth tranche (25%) of his April 7, 2016 award of 789 shares of restricted stock, in each case in accordance with the terms of the applicable award.

(7)
Represents the vesting of the second tranche (33%) of Mr. Leo’s April 5, 2018 award of 5,103 restricted stock units, the third tranche (33%) of his April 6, 2017 award of 6,875 shares of restricted stock, and the fourth tranche (25%) of his April 7, 2016 award of 1,746 shares of restricted stock, in each case in accordance with the terms of the applicable award.

EMPLOYMENT AGREEMENTS AND CHANGE OF CONTROL AND SEVERANCE

Each of the NEOs has an employment agreement with the Company, under which such NEO is eligible to receive certain severance payments and benefits in connection with a termination of employment under various circumstances, including following a change of control of the Company.
In reporting the estimated potential payments and benefits payable to each NEO in the event of termination of employment as of October 31, 2020, we assumed that the terms of such NEOs’ employment agreements were applicable. The actual amounts that would be paid or distributed to the NEOs as a result of one of the termination events occurring in the future may be different than those presented below as many factors will affect the amount of any payments and benefits upon a termination of employment. For example, some of the factors that could affect the amounts payable include the NEO’s base salary and the market price of our common stock at the time of termination. In addition, although we have entered into written arrangements to provide severance payments and benefits to the NEOs in connection with a termination of employment under particular circumstances, we may mutually agree with the NEOs on severance terms that vary from those provided in these pre-existing agreements. Finally, in addition to the amounts presented below, each NEO would also be able to exercise any previously-vested options to purchase shares of our common stock that s/he held (if applicable). For more information about the NEOs’ outstanding equity awards as of October 31, 2020, see the Outstanding Equity Awards at 2020 Fiscal Year-End Table above.
In addition to the severance payments and benefits described in each NEO’s individual employment agreement, the NEOs are eligible to receive any benefits accrued under our broad-based benefit plans, such as accrued vacation pay, in accordance with those plans.
MR. FEW
Effective as of August 26, 2019, we entered into an employment agreement with Mr. Few in connection with his appointment as the President and Chief Executive Officer of the Company (the “CEO Employment Agreement”). The CEO Employment Agreement specifies the reasons pursuant to which his employment may be terminated by our Board and provides him with certain compensation and benefits upon termination of employment (including in connection with a change in control of the Company). We believe that these provisions help ensure the Company’s long-term success. The CEO Employment Agreement also sets forth the terms and conditions of employment for
FUELCELL ENERGY, INC. | PROXY STATEMENT   39

Executive Compensation
Mr. Few including his initial base salary, which is to be reviewed at least annually by our Board, and target annual incentive award opportunity. Mr. Few is also eligible to participate in the insurance plans and other employee benefits generally available to our other employees. The CEO Employment Agreement contains non-disclosure provisions that apply indefinitely and prohibit Mr. Few from competing with the Company and from soliciting our employees, in each case, during the term of his employment and for a period of two years thereafter.
In the event Mr. Few’s employment is terminated by the Company without cause or he resigns for good reason (as defined in the CEO Employment Agreement), subject to his execution of a general release of claims against the Company, he is eligible to receive a severance payment in an amount equal to (i) his then-current annual base salary as of the date of termination plus (ii) his target bonus for the year of termination plus (iii) a pro-rata portion of the annual bonus amount that would have been paid but for the termination, pro-rated based on the number of days in such fiscal year that Mr. Few was actually employed by the Company plus (iv) reasonable relocation expenses back to Houston, Texas (or such other city in Mr. Few’s discretion, provided that the expense shall not exceed the expense of relocating to Houston, Texas) in an amount not to exceed $200,000, as well as accelerated vesting of all outstanding equity awards and payment for continued health insurance for 12 months. In the event of termination of Mr. Few’s employment by the Company for any other reason (including death or disability), we will only pay Mr. Few any base salary and vacation accrued but as yet unpaid on the effective date of such termination, any earned but unpaid annual bonus with respect to any completed fiscal year immediately preceding the effective date of termination, and reimbursement for unreimbursed business expenses properly incurred. In the event that the termination of Mr. Few’s employment is within the 3 months prior to or the 18 months following a change in control of the Company, Mr. Few is eligible to receive a severance payment in an amount equal to (i) 2 times the sum of his then-current annual base salary plus his target bonus for the year of termination plus (ii) a pro-rata portion of the annual bonus amount that would have been paid but for the termination, pro-rated based on the number of days in such fiscal year that Mr. Few was actually employed by the Company plus (iii) reasonable relocation expenses to Houston, Texas (or such other city in Mr. Few’s discretion, provided that the expense shall not exceed the expense of relocating to Houston, Texas) in an amount not to exceed $200,000, as well as accelerated vesting of all outstanding equity awards and payment for continued health insurance for 24 months.
The CEO Employment Agreement further provides that, if Mr. Few receives any payments in connection with a change of control of the Company that would constitute excess parachute payments that are subject to excise taxes under Section 4999 of the Code, then the total severance payment shall be delivered either (a) in full or (b) in an amount such that the value of the aggregate total payments are $1.00 less than the maximum amount Mr. Few may receive without being subject to the tax, whichever results in Mr. Few receiving the greatest after-tax benefit.
The following table sets forth the potential (estimated) payments and benefits that Mr. Few would be eligible to receive upon termination of employment (including in connection with a change in control of the Company), as specified under the CEO Employment Agreement, assuming that the triggering event described below occurred on October 31, 2020.
POTENTIAL PAYMENTS AND BENEFITS UPON A TERMINATION OF EMPLOYMENT OR A CHANGE IN CONTROL OF THE COMPANY FOR MR. FEW
Executive Payments and Benefits(1)	Termination without Cause or Resignation for Good Reason ($)(2)	Death or Disability ($)(2)	Following Change in Control of the Company ($)(2)
Accelerated vesting:
Stock options(3)	—	—	—
Restricted Shares/Stock Units(3)(4)	1,374,460	—	2,674,028
Payment for annual incentive award	855,000	—	855,000
Continued Health Insurance Premiums(5)	34,288	—	68,575
Severance payment	675,000	—	1,150,000
TOTAL	2,938,748	—	4,747,603

(1)
For purposes of this analysis, we have assumed that Mr. Few’s base salary is equal to $475,000, Mr. Few’s target annual bonus is $427,500, the total amount of the annual bonus for fiscal year 2020 (in an amount of $427,500) would have been earned, Mr. Few would have received relocation expenses of $200,000, Mr. Few’s Long Term Incentive Award for fiscal year 2020 would have been earned at target as reflected in the Fiscal Year 2020 Grants of Plan-Based Awards table on page 37 of this Proxy Statement and Mr. Few had outstanding restricted stock and stock unit awards as reflected in the Outstanding Equity Awards at 2020 Fiscal Year-End Table, on page 38 of this Proxy Statement. These amounts reflect the terms of his compensation arrangements as approved by the independent members of our Board, effective August 26, 2019.

(2)
Assumes Mr. Few’s date of termination of employment was October 31, 2020. The market price of our common stock on October 30, 2020 was $2.00 per share. In addition, we have assumed that the total payments and benefits to Mr. Few in connection with a change in control of the Company would not trigger any excise taxes under Section 4999 of the Code.

(3)
The CEO Employment Agreement provides for accelerated vesting of Mr. Few’s outstanding and unvested restricted stock and restricted stock unit awards and deems all performance unit awards as earned at target upon a change in control of the Company. Assuming a change in control occurred on October 31, 2020, Mr. Few would receive accelerated vesting of 1,187,230 restricted stock units and 149,784 performance stock units. As of October 31, 2020, Mr. Few had no options to purchase shares of our common stock outstanding.

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Executive Compensation

(4)
The value of the restricted stock unit awards and performance stock units on October 30, 2020 is based on 1,187,230 restricted stock units and 149,784 performance stock units at $2.00 per share that had not vested.

(5)
Mr. Few is eligible to receive payment of continued health insurance for a period of 12 months upon termination of employment without cause or resignation for good reason and 24 months if termination of employment without cause or resignation for good reason occurs in connection with a change in control of the Company. The value of continued health insurance is based on the medical and dental insurance rates in effect for all employees of the Company as of October 31, 2020.

MR. BISHOP, MS. ARASIMOWICZ, MR. LISOWSKI AND MR. LEO
We entered into employment agreements (the “Other NEO Agreements”) with Mr. Bishop (effective January 1, 2012), with Ms. Arasimowicz (effective April 6, 2017), and with Mr. Lisowski and Mr. Leo (each effective August 1, 2019) which specify the reasons pursuant to which their employment may be terminated and provide them with certain compensation and benefits upon termination of employment (including in connection with a change in control of the Company). We believe that these provisions help ensure the Company’s long-term success. The Other NEO Agreements set forth the terms and conditions of their employment including the initial annual base salary and target annual incentive award opportunity, which is equal to 50% of base salary and payable in accordance with the terms of the Management Incentive Plan described on page 30 of this Proxy Statement. Our NEOs are also eligible to participate in insurance plans and other employee benefits generally available to our other employees.
In the event that the employment of Ms. Arasimowicz or Messrs. Bishop, Lisowski or Leo is terminated by the Company without cause, or any of them resigns for “good reason” (as defined in his/her applicable agreement), he/she is eligible to receive a severance payment in an amount equal to six months of his/her then-current annual base salary as of the date of termination, as well as payment for continued health insurance for six months. In the event that Mr. Bishop, Ms. Arasimowicz, Mr. Lisowski or Mr. Leo is terminated by the Company without cause or resigns for good reason in connection with a change in control of the Company, his/her outstanding and unvested options to purchase shares of our common stock and restricted stock and restricted stock unit awards accelerate and immediately vest. In addition, each of them is eligible to receive a severance payment in an amount equal to one year of his/her base salary as of the date of termination plus the average of the bonuses paid to him/her since his/her appointment as an executive officer of the Company as well as payment for continued health insurance for 12 months. In the event of termination of employment by the Company for any other reason (including death or disability), we will only be required to pay him/her any base salary and vacation accrued but unpaid as of the effective date of such termination.
The following tables set forth the potential (estimated) payments and benefits which Ms. Arasimowicz and Messrs. Bishop, Lisowski and Leo would be eligible to receive upon termination of employment (including in connection with a change in control of the Company), as specified under the applicable Other NEO Agreements, assuming that the triggering event described below occurred on October 31, 2020.
POTENTIAL PAYMENTS AND BENEFITS UPON A TERMINATION OF EMPLOYMENT OR A CHANGE IN CONTROL OF THE COMPANY FOR MR. BISHOP
Executive Payments and Benefits(1)	Termination without Cause or Resignation for Good Reason ($)(2)	Death or Disability ($)(2)	Following Change in Control of the Company ($)(2)
Accelerated vesting:
Stock options(3)	—	—	—
Restricted Shares/Stock Units(3)(4)	—	—	263,188
Payment for annual incentive award	—	—	89,756
Continued Health Insurance Premiums(5)	12,146	—	24,292
Severance payment(6)	192,500	—	385,000
TOTAL	204,646	—	762,236

(1)
For purposes of this analysis, we have assumed that Mr. Bishop’s compensation is as follows: a base salary equal to $385,000 and annual incentive award payments paid for fiscal year 2011 in the amount of $59,850, for fiscal year 2012 in the amount of $79,835, for fiscal year 2013 in the amount of $89,670, for fiscal year 2014 in the amount of $94,500, for fiscal year 2015 in the amount of $83,430, for fiscal year 2016 in the amount of $78,750, for fiscal year 2017 in the amount of $125,520, for fiscal year 2018 in the amount of $0, and for fiscal year 2019 in the amount of $196,250 and that Mr. Bishop had outstanding restricted stock and restricted stock unit awards as reflected in the Outstanding Equity Awards at 2020 Fiscal Year-End Table on page 38 of this Proxy Statement and target performance stock unit awards as reflected in the Fiscal Year 2020 Grants of Plan-Based Awards table on page 37 of this Proxy Statement. These amounts reflect the terms of his compensation arrangements as approved by the Compensation Committee, effective January 1, 2012.

(2)
Assumes Mr. Bishop’s date of termination of employment was October 31, 2020. The market price of our common stock on October 30, 2020 was $2.00 per share.

(3)
Assuming termination of employment without cause or resignation for good reason in connection with a change in control of the Company, Mr. Bishop is to receive accelerated vesting of his outstanding and unvested restricted stock and restricted stock unit awards and it is deemed that the target performance goals of Mr. Bishop’s performance stock units had been met at the time of a change in control and that such performance stock units were prorated based on the elapsed portion of the performance period. As of October 31, 2020, Mr. Bishop held 106,630 unvested restricted stock units and 74,892 performance stock units, which for purposes of this table were prorated based on the elapsed portion of the performance period, which as of October 31, 2020 was one year. As of October 31, 2020, Mr. Bishop held no options to purchase shares of our common stock outstanding.

(4)
The value of the restricted stock unit awards and the prorated performance stock units on October 31, 2020 is based on 106,630 restricted stock units and 24,964 performance stock units at $2.00 per share.

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Executive Compensation
(5)
Mr. Bishop is eligible to receive payment of continued health insurance for a period of six months in the event his employment is terminated without cause or he resigns for good reason and 12 months if his employment is terminated without cause or he resigns for good reason in connection with a change in control of the Company. The value of continued health insurance is based on the medical and dental insurance rates in effect for all employees of the Company as of October 31, 2020.

(6)
In the event Mr. Bishop’s employment is terminated without cause or he resigns for good reason, he is eligible to receive a severance payment equal to six months of his base salary. In the event his employment is terminated without cause or he resigns for good reason in connection with a change in control of the Company, he is eligible for 12 months of his base salary plus a bonus payment for the severance period equal to the average of the bonuses awarded to him since his appointment as our Chief Financial Officer.

POTENTIAL PAYMENTS AND BENEFITS UPON A TERMINATION OF EMPLOYMENT OR A CHANGE IN CONTROL OF THE COMPANY FOR MS. ARASIMOWICZ
Executive Payments and Benefits(1)	Termination without Cause or Resignation for Good Reason ($)(2)	Death or Disability ($)(2)	Following Change in Control of the Company ($)(2)
Accelerated vesting:
Stock options(3)	—	—	—
Restricted Shares/Stock Units(3)(4)	—	—	257,250
Payment for annual incentive award	—	—	102,250
Continued Health Insurance Premiums(5)	17,144	—	34,287
Severance payment(6)	182,500	—	365,000
TOTAL	199,644	—	758,787

(1)
For purposes of this analysis, we have assumed that Ms. Arasimowicz’s compensation is as follows: a base salary equal to $365,000 and annual incentive award payments paid for fiscal year 2017 in the amount of $115,500, for fiscal year 2018 in the amount of $0 and for fiscal year 2019 in the amount of $191,250 and that Ms. Arasimowicz had outstanding restricted stock and restricted stock unit awards as reflected in the Outstanding Equity Awards at 2020 Fiscal Year-End Table on page 38 of this Proxy Statement and target performance stock unit awards as reflected in the Fiscal Year 2020 Grants of Plan-Based Awards table on page 37 of this Proxy Statement. These amounts reflect the terms of her compensation arrangements as approved by the Compensation Committee, effective April 6, 2017.

(2)
Assumes Ms. Arasimowicz’s date of termination of employment was October 31, 2020. The market price of our common stock on October 30, 2020 was $2.00 per share.

(3)
Assuming termination of employment without cause or resignation for good reason in connection with a change in control of the Company, Ms. Arasimowicz is to receive accelerated vesting of her outstanding and unvested restricted stock unit awards and it is deemed that the target performance goals of Ms. Arasimowicz’s performance stock units had been met at the time of a change in control and that such performance stock units were prorated based on the elapsed portion of the performance period. As of October 31, 2020, Ms. Arasimowicz held 105,179 unvested restricted stock units and 70,338 performance stock units, which for purposes of this table were prorated based on the elapsed portion of the performance period, which as of October 31, 2020 was one year. As of October 31, 2020, Ms. Arasimowicz did not hold any options to purchase shares of our common stock.

(4)
The value of the restricted stock unit awards and the prorated performance stock units on October 31, 2020 is based on 105,179 restricted stock units and 23,446 performance stock units at $2.00 per share.

(5)
Ms. Arasimowicz is eligible to receive payment of continued health insurance for a period of six months in the event her employment is terminated without cause or she resigns for good reason and 12 months if her employment is terminated without cause or she resigns for good reason in connection with a change in control of the Company. The value of continued health insurance is based on the medical and dental insurance rates in effect for all employees of the Company as of October 31, 2020.

(6)
In the event Ms. Arasimowicz’s employment is terminated without cause or she resigns for good reason, she is eligible to receive a severance payment equal to six months of her base salary. In the event her employment is terminated without cause or she resigns for good reason in connection with a change in control of the Company, she is eligible for 12 months of her base salary plus a bonus payment for the severance period equal to the average of the bonuses awarded to her since her promotion to General Counsel and Corporate Secretary.

POTENTIAL PAYMENTS AND BENEFITS UPON A TERMINATION OF EMPLOYMENT OR A CHANGE IN CONTROL OF THE COMPANY FOR MR. LISOWSKI
Executive Payments and Benefits(1)	Termination without Cause or Resignation for Good Reason ($)(2)	Death or Disability ($)(2)	Following Change in Control of the Company ($)(2)
Accelerated vesting:
Stock options(3)	—	—	—
Restricted Shares/Stock Units(3)(4)	—	—	213,690
Payment for annual incentive award	—	—	156,250
Continued Health Insurance Premiums(5)	17,028	—	34,057
Severance payment(6)	162,500	—	325,000
TOTAL	179,528	—	728,997

(1)
For purposes of this analysis, we have assumed that Mr. Lisowski’s compensation is as follows: a base salary equal to $325,000 and a $156,250 annual incentive award payment in fiscal year 2019, the year of his appointment as an executive officer of the Company, and that Mr. Lisowski has outstanding restricted stock and restricted stock unit awards as reflected in the Outstanding Equity Awards at 2020 Fiscal Year-End Table, on page 38 of this Proxy Statement and target performance stock unit awards as reflected in the Fiscal Year 2020 Grants of Plan-Based Awards table on page 37 of this Proxy Statement. These amounts reflect the terms of his compensation package approved by the Compensation Committee, effective August 1, 2019.

42   FUELCELL ENERGY, INC. | PROXY STATEMENT

Executive Compensation

(2)
Assumes Mr. Lisowski’s date of termination of employment was October 31, 2020. The market price of our common stock on October 30, 2020 was $2.00 per share.

(3)
Assuming termination without cause or resignation for good reason in connection with a change in control of the Company, Mr. Lisowski is to receive accelerated vesting of his outstanding and unvested restricted stock and restricted stock unit awards and it is deemed that the target performance goals of Mr. Lisowski’s performance stock units had been met at the time of a change in control and that such performance stock units were prorated based on the elapsed portion of the performance period. As of October 31, 2020, Mr. Lisowski held 84,877 unvested restricted stock units and 65,904 performance stock units, which for purposes of this table were prorated based on the elapsed portion of the performance period, which as of October 31, 2020 was one year. As of October 31, 2020, Mr. Lisowski did not hold options to purchase shares of our common stock.

(4)
The value of the restricted stock unit awards and the prorated performance stock units on October 31, 2019 is based on 84,877 restricted stock units and 21,968 performance stock units at $2.00 per share.

(5)
Mr. Lisowski is eligible to receive payment of continued health insurance for a period of six months in the event his employment is terminated without cause or he resigns for good reason and 12 months if his employment is terminated without cause or he resigns for good reason in connection with a change in control of the Company. The value of continued health insurance is based on the medical and dental insurance rates in effect for all employees of the Company as of October 31, 2020.

(6)
In the event Mr. Lisowski’s employment is terminated without cause or he resigns for good reason, he is eligible to receive a severance payment equal to six months of his base salary. In the event his employment is terminated without cause or he resigns for good reason in connection with a change in control of the Company, he is eligible for 12 months of his base salary plus a bonus payment for the severance period equal to the average of the bonuses awarded to him since his appointment as our Chief Operating Officer.

POTENTIAL PAYMENTS AND BENEFITS UPON A TERMINATION OF EMPLOYMENT OR A CHANGE IN CONTROL OF THE COMPANY FOR MR. LEO
Executive Payments and Benefits(1)	Termination without Cause or Resignation for Good Reason ($)(2)	Death or Disability ($)(2)	Following Change in Control of the Company ($)(2)
Accelerated vesting:
Stock options(3)	—	—	—
Restricted Shares/Stock Units(3)(4)	—	—	107,750
Payment for annual incentive award	—	—	138,750
Continued Health Insurance Premiums(5)	11,930	—	23,860
Severance payment(6)	137,500	—	275,000
TOTAL	149,430	—	545,360

(1)
For purposes of this analysis, we have assumed that Mr. Leo’s compensation is as follows: a base salary equal to $275,000 and a $138,750 annual incentive award payment in fiscal year 2019, the year of his appointment as an executive officer of the Company and that Mr. Leo has outstanding restricted stock and restricted stock unit awards as reflected in the Outstanding Equity Awards at 2020 Fiscal Year-End Table, on page 38 of this Proxy Statement and target performance stock unit awards as reflected in the Fiscal Year 2020 Grants of Plan-Based Awards table on page 37 of this Proxy Statement.. These amounts reflect the terms of his compensation package approved by the Compensation Committee, effective August 1, 2019.

(2)
Assumes Mr. Leo’s date of termination of employment was October 31, 2020. The market price of our common stock on October 30, 2020 was $2.00 per share.

(3)
Assuming termination without cause or resignation for good reason in connection with a change in control of the Company, Mr. Leo is to receive accelerated vesting of his outstanding and unvested restricted stock and restricted stock unit awards and it is deemed that the target performance goals of Mr. Leo’s performance stock units had been met at the time of a change in control and that such performance stock units were prorated based on the elapsed portion of the performance period. As of October 31, 2020, Mr. Leo held 42,891 unvested restricted stock units and 32,952 performance stock units, which for purposes of this table were prorated based on the elapsed portion of the performance period, which as of October 31, 2020 was one year. As of October 31, 2020, Mr. Leo did not hold options to purchase shares of our common stock.

(4)
The value of the restricted stock and restricted stock unit awards on October 31, 2020 is based on 42,891 restricted stock units and 10,984 performance stock units at $2.00 per share.

(5)
Mr. Leo is eligible to receive payment of continued health insurance for a period of six months in the event his employment is terminated without cause or he resigns for good reason and 12 months if his employment is terminated without cause or he resigns for good reason in connection with a change in control of the Company. The value of continued health insurance is based on the medical and dental insurance rates in effect for all employees of the Company as of October 31, 2020.

(6)
In the event Mr. Leo’s employment is terminated without cause or he resigns for good reason, he is eligible to receive a severance payment equal to six months of his base salary. In the event his employment is terminated without cause or he resigns for good reason in connection with a change in control of the Company, he is eligible for 12 months of his base salary plus a bonus payment for the severance period equal to the average of the bonuses awarded to him since his appointment as our Chief Technology Officer.

CEO PAY RATIO

CEO Pay Ratio — 43:1
Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd — Frank Act”), the SEC adopted a rule requiring annual disclosure of the ratio of the median employee’s annual total compensation to the total annual compensation of the principal executive officer (“PEO”). Our Company’s PEO is Mr. Few. The purpose of this disclosure is to provide a measure of the equitability of pay within the organization.
The Compensation Committee believes its compensation philosophy and program must be fair, competitive and internally equitable to motivate our executives to perform in ways that enhance stockholder value. As a result of the rules under the Dodd-Frank Act, the Compensation Committee monitors the relationship between the pay of our executive officers and the pay of our non-executive employees.
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Executive Compensation
Following the close of fiscal year 2020, the Company reviewed a comparison of Mr. Few’s annual total compensation, including perquisites, to that of all other employees for the same period. The calculation of annual total compensation of all employees was determined in the same manner as the “Total Compensation” shown for our CEO in the “Fiscal Year 2020 Summary Compensation Table” on page 36 of this Proxy Statement. Pay elements that we included in the calculation of total compensation for each employee (to the extent applicable) were:
■
salary received in fiscal year 2020;

■
annual incentive award payment received for performance in fiscal year 2020 (paid in fiscal year 2021);

■
grant date fair value of restricted stock unit awards granted in fiscal year 2020;

■
payments made for overtime work, shift differentials, and other supplemental forms of pay received in fiscal year 2020; and

■
Company contributions to the 401(k) Plan (or the RRSP, for Canadian employees) made during fiscal year 2020.

Our calculation included all active employees as of October 31, 2020. We annualized the wages and salaries for any employees who worked less than twelve months during the fiscal year, and we excluded those who took an unpaid leave of absence during the measurement period. We applied a Canadian to U.S. dollar exchange rate (0.750463) as of October 31, 2020 to the compensation elements paid in Canadian currency, and we excluded our employees in Germany (9 employees), South Korea (4 employees), the UK (1 employee) and Spain (1 employee), the total number of which is less than 5% of our total workforce (316 employees).
We determined the compensation of our median employee by: (i) calculating the annual total compensation described above for each of our employees, (ii) ranking the annual total compensation of all U.S. and Canadian employees except for the CEO from lowest to highest (a list of 300 employees), and (iii) identifying the employee who ranked number 150 on the list (the “Median Employee”).
As of October 31, 2020, the Company employed 301 employees in the U.S. and Canada, consisting of 281 employees in the U.S. and 20 employees in Canada. The total compensation for fiscal year 2020 for our CEO, Mr. Few, was $3,795,525 and for the Median Employee was $87,702. The resulting ratio of our CEO’s pay to the pay of our Median Employee for fiscal year 2020 is 43 to 1.
44   FUELCELL ENERGY, INC. | PROXY STATEMENT

DIRECTOR COMPENSATION
DIRECTOR COMPENSATION

The Compensation Committee periodically reviews Director compensation. In evaluating our Director compensation program, the Compensation Committee is guided by the following principles: compensation should fairly pay the non-employee Directors, compensation should align the interests of our non-employee Directors with the long-term interests of our stockholders and the structure of the compensation program should be simple, transparent and easy for stockholders to understand.
The compensation of the non-employee Directors includes both a cash and an equity component. Our non-employee Directors receive an annual retainer and committee member and chair fees. They may elect to receive these fees in cash or, assuming that the stockholders approve the amendment and restatement of the 2018 Omnibus Incentive Plan, as amended and restated, as described in Proposal 5 beginning on page 55 of this Proxy Statement, shares of the Company’s common stock. In addition, the non-employee Directors will also receive compensation in the form of an equity award, subject to stockholder approval of the amendment and restatement of the 2018 Omnibus Incentive Plan, as amended and restated, as described in Proposal 5 beginning on page 55 of this Proxy Statement.
FISCAL YEAR 2020 ANNUAL DIRECTOR COMPENSATION
At the commencement of fiscal year 2020, our annual non-employee Director compensation consisted of:
■
a retainer of $35,000 per year for service as a Director;

■
an annual equity award valued at $50,000 for service as a Director; and

■
non-chair committee fees of $5,000 for the first committee on which a non-employee Director is a member and $2,500 for each additional committee on which he or she is a member.

In addition, the non-employee Chairman of the Board received an annual fee of $20,000, and Chair committee fees were $12,500 for each of the Compensation, Audit and Finance and Nominating and Corporate Governance Committees. A Director will receive pro-rated fees if he or she does not finish his or her then-current term as a Director.
The annual equity award of $50,000 granted to non-employee Directors described above is granted on the date of the Company’s annual stockholder meeting, is awarded in the form of restricted stock units, and vests over the course of the twelve-month service period commencing with the date of each annual stockholder meeting.
Fiscal year 2019 was one of extraordinary Board engagement as we worked to restructure our management team and our operations. During fiscal year 2019, our Board held 56 Board meetings and 27 separate committee meetings. This is almost 5 times the average number of meetings among our Peer Group. In light of the extraordinary effort undertaken by our Board, at the end of fiscal year 2019, we engaged Meridian to review our Board compensation and make recommendations as to how we could fairly compensate our Board for the time and effort expended during fiscal year 2019, and to ensure that our Board compensation going forward was fair, aligned with the long-term interests of our stockholders, and positioned the Company to attract and retain qualified non-employee Directors.
The findings of Meridian reflected that the level of Board activity for our Company has been, and will likely continue to be, exceptional, as reflected by the 30 Board meetings and 36 Committee meetings held during fiscal year 2020, and we believe and Meridian agrees that it would be appropriate to compensate our Directors for that level of activity.
Accordingly, on August 24, 2020, the Compensation Committee recommended and the Board determined to increase annual non-employee Director fees as follows:
■
increase the retainer to $50,000 per year for service as a Director;

■
increase the annual equity award to a value of $75,000 for service as a Director; and

■
increase non-chair committee fees to $10,000 for Audit and Finance Committee membership and $7,500 each for Compensation Committee and Nominating and Corporate Governance Committee membership.

In addition, the non-employee Chairman of the Board annual fee was increased to $50,000, and Chair committee fees were increased to $20,000 for the Audit and Finance Committee and $15,000 for each of the Nominating and Corporate Governance and Compensation Committees. A Director will still receive pro-rated fees if he or she does not finish his or her then-current term as a Director.
All fee increases were pro-rated for the remainder of the annual Director service year, which runs from annual meeting to annual meeting.
We believe that the foregoing adjustments more fairly compensate our non-employee Directors for their level of activity and effort and better position the Company to attract and retain non-employee Directors, all of which is in the best interest of our stockholders.
FUELCELL ENERGY, INC. | PROXY STATEMENT   45

DIRECTOR COMPENSATION
NEW BOARD MEMBERS
Upon election to the Board, a non-employee Director will be granted an equity award in the form of restricted stock units (also referred to herein as RSUs) valued at $50,000, pro-rated from the date of his or her initial appointment to the end of the service year (which ends at the annual stockholder meeting). The per share fair market value of each award is based upon the closing market price of the Company’s common stock on the date of grant.
DIRECTORS DEFERRED COMPENSATION PLAN
Pursuant to our Directors Deferred Compensation Plan, non-employee Directors may elect to defer, until a predetermined date or until they leave the Board, receipt of all or a portion of their fees, whether paid in cash or common stock. The election to defer receipt of all or a portion of his or her fees must be made by a non-employee Director prior to December 31st of each calendar year or, with respect to a newly-eligible Director, within 30 days after he or she becomes eligible to participate in the Directors Deferred Compensation Plan.
REIMBURSEMENT OF EXPENSES
We reimburse the non-employee Directors for reasonable expenses incurred in connection with the performance of their duties as members of the Board.
FISCAL YEAR 2020 NON-EMPLOYEE DIRECTOR COMPENSATION
The following table sets forth the total compensation earned by our non-employee Directors during the fiscal year ended October 31, 2020.
Name of Director	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)(2)
James H. England	—	128,125	—	—	128,125
Chris Groobey	—	74,167	—	—	74,167
Matthew F. Hilzinger	55,625	66,250	—	—	121,875
Natica von Althann	48,125	63,750	—	—	111,875
The following table describes the total compensation earned by our non-employee Directors during the fiscal year ended October 31, 2020, categorized by type of consideration earned.
Name of Director	Annual Equity Award ($)	Annual Retainer Fees ($)	Committee Participation Fees ($)	Total ($)(2)
James H. England	50,000	38,750	39,375	128,125
Chris Groobey	16,667	41,667	15,833	74,167
Matthew F. Hilzinger	50,000	38,750	33,125	121,875
Natica von Althann	50,000	38,750	23,120	111,875

(1)
The amounts reported represent the aggregate grant date fair value of the stock awards granted in fiscal year 2020 determined in accordance with FASB ASC Topic 718. Additional information about the assumptions that we used in valuing these awards is set forth in our Annual Report on Form 10-K in Note 18 of the Notes to Consolidated Financial Statements for our fiscal year ended October 31, 2020. Stock awards to directors for payment of fees are unrestricted shares of common stock that are not subject to any vesting provisions. The annual equity award vests at the earlier of one year from the date of grant or the next annual meeting of stockholders.

(2)
The amount reported represents the aggregate dollar amount of all fees and other remuneration earned for services as a non-employee Director, including annual retainer fees, committee and/or chair fees and equity awards.

46   FUELCELL ENERGY, INC. | PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information as of February 12, 2021 with respect to: (a) each of our Directors; (b) each of our named executive officers named in the Fiscal Year 2020 Summary Compensation Table under the heading “Executive Compensation” on page 36 of this Proxy Statement (also referred to herein as NEOs); (c) all of our Directors and executive officers as a group; and (d) the stockholders known to us who beneficially own more than 5% of the outstanding common stock of the Company.
We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and dispositive power with respect to all shares of common stock they beneficially own. Applicable percentage ownership is based on 322,414,513 shares of common stock outstanding on February 12, 2021. In computing the number of shares of common stock beneficially owned by a person and the applicable percentage ownership of that person, we deemed outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of February 12, 2021. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Beneficial ownership representing less than one percent is denoted with an asterisk (“*”).
Unless indicated otherwise, the address of each holder is in care of FuelCell Energy, Inc., 3 Great Pasture Road, Danbury, CT 06810.
Name	Position	Number of Shares Beneficially Owned(1)	Percentage Beneficially Owned
Jason Few	President, Chief Executive Officer and Chief Commercial Officer; Director	22,134	*
Michael S. Bishop(2)	Executive Vice President, Chief Financial Officer and Treasurer	35,556	*
Jennifer D. Arasimowicz(3)	Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary	32,491	*
Michael J. Lisowski	Executive Vice President and Chief Operating Officer	2,462	*
Anthony J. Leo(4)	Executive Vice President and Chief Technology Officer	11,189
James H. England(5)	Director	8,976	*
Chris Groobey(6)	Director	93,972	*
Matthew F. Hilzinger(7)	Director	277	*
Natica von Althann(8)	Director	2,194	*
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (9 PERSONS)		209,251	*
BlackRock, Inc.(9)	—	21,193,130	6.6%

*
Less than one percent.

(1)
Unless otherwise noted, each person identified possesses sole voting and investment power with respect to the shares listed.

(2)
Mr. Bishop’s shareholdings include 13,015 restricted stock units that vest within 60 days of the record date, February 12, 2021.

(3)
Ms. Arasimowicz’s shareholdings include 17,182 restricted stock units that vest within 60 days of the record date, February 12, 2021.

(4)
Mr. Leo’s shareholdings include 1,701 restricted stock units that vest within 60 days of the record date, February 12, 2021.

(5)
Mr. England’s shareholdings include options to purchase 8,698 shares of common stock, which are currently exercisable. His shareholdings as reported do not include 62,280 vested deferred stock units and 32,803 unvested deferred stock units.

(6)
Mr. Groobey was appointed to the Board on November 20, 2019. His shareholdings include 32,803 restricted stock units that vest within 60 days of the record date, February 12, 2021.

(7)
Mr. Hilzinger’s shareholdings include options to purchase 277 shares of common stock, which are currently exercisable. His shareholdings do not include 42,926 vested deferred stock units and 32,803 unvested deferred stock units.

(8)
Ms. von Althann’s shareholdings include options to purchase 277 shares of common stock, which are currently exercisable. Her shareholdings do not include 33,331 vested deferred stock units and 32,803 unvested deferred stock units.

(9)
The number of shares beneficially owned set forth in the table is as of December 31, 2020, as reported by BlackRock, Inc. in a Schedule 13G filed with the SEC on February 2, 2021. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055. BlackRock, Inc. has sole voting power to vote or direct the vote with respect to 20,716,365 of these shares and sole power to dispose or to direct the disposition of all of these shares.

FUELCELL ENERGY, INC. | PROXY STATEMENT   47

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s officers, Directors and persons who own more than 10% of the issued and outstanding shares of the Company’s common stock to file reports of beneficial ownership and changes in beneficial ownership with the SEC and to furnish copies of all Section 16(a) forms to the Company. To our knowledge, based solely on a review of the copies of such reports furnished to us and on written representations that no other reports were required, all filings for the fiscal year ended October 31, 2020 were made on a timely basis, except for the following filings: Ms. von Althann’s Form 4 for August 24, 2020, which was filed October 20, 2020; Mr. Hilzinger’s Form 4 for August 24, 2020, which was filed October 20, 2020; Mr. Groobey’s Form 4 for November 20, 2019, which was filed December 2, 2019, his Form 4 for July 15, 2020, which was filed January 20, 2021, his Form 4 for August 24, 2020, which was filed October 20, 2020, and his October 15, 2020 Form 4, which was filed October 20, 2020; Mr. England’s Form 4 for July 15, 2020, which was filed January 20, 2021, his Form 4 for August 24, 2020, which was filed October 20, 2020 and his Form 4 for October 15, 2020, which was filed October 20, 2020; and Mr. Few’s Form 4 for February 10, 2020, which was filed February 21, 2020 and his Form 4 for May 11, 2020, which was filed May 15, 2020.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The Audit and Finance Committee reviews and, as appropriate, approves and ratifies “related person” transactions, defined as any transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness), or any series of similar transactions, arrangements or relationships, in which (a) the aggregate amount involved exceeds or will or may be expected to exceed the lesser of $120,000 or one percent of the average of the Company’s total assets at year end for the last two completed fiscal years, (b) the Company is a participant, and (c) any Related Person has or will have a direct or indirect material interest (other than solely as a result of being a less than 10% beneficial owner of another entity). A “Related Person” is any (a) person who is an executive officer, Director or nominee for election as a Director of FuelCell Energy, (b) greater than 5% beneficial owner of our outstanding common stock, or (c) Immediate Family Member of any of the foregoing. An “Immediate Family Member” is any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and any person (other than a tenant or employee) sharing the household of a person. We do not have written policies or procedures for related person transactions but rely on the Audit and Finance Committee’s exercise of business judgment, consistent with Delaware law, in reviewing such transactions.
ENBRIDGE INC.

Mr. England, the Chairman of the Board, is a director of Enbridge Inc. (“Enbridge”).
Enbridge transports and distributes energy across North America through the employment of more than 6,000 people in Canada and the United States. Enbridge is headquartered in Toronto, Canada and is publicly held, trading on the Canadian stock exchange under the symbol “ENB”.
In connection with our acquisition of Global Thermoelectric Inc. in November 2003, we acquired a preferred share obligation relating to 1,000,000 Class A Cumulative Redeemable Exchangeable Preferred Shares (the “Series 1 Preferred Shares”) held by Enbridge, which were issued by our Canadian subsidiary, FCE FuelCell Energy Ltd. (“FCE Ltd.”).
On March 31, 2011 and April 1, 2011, the Company entered into agreements with Enbridge to modify the provisions of the Series 1 Preferred Shares of FCE Ltd. Consistent with the previous Series 1 Preferred Share agreement, the Company continued to guarantee the return of principal and dividend obligations of FCE Ltd. to Enbridge, as the holder of the Series 1 Preferred Shares under the modified agreement.
Prior to January 20, 2020, FCE Ltd. or the Company, as the guarantor of FCE Ltd.’s payment obligations with respect to the Series 1 Preferred Shares, was obligated to pay, on or before December 31, 2020, all accrued and unpaid dividends on the Series 1 Preferred Shares and the balance of the principal redemption price with respect to all of the Series 1 Preferred Shares. Interest under the Series 1 Preferred Shares accrued at an annual rate of 5%. In addition, the holder of the Series 1 Preferred Shares had the right to exchange such shares for fully paid and non-assessable shares of common stock of the Company at certain specified prices, and FCE Ltd. had the option of making dividend payments in the form of common stock of the Company or cash. As of October 31, 2019, the Company did not have sufficient shares available to satisfy these obligations.
On January 20, 2020, the Company, FCE Ltd. and Enbridge entered into a letter agreement (the “January 2020 Letter Agreement”), pursuant to which they agreed to amend the articles of FCE Ltd. relating to and setting forth the terms of the Series 1 Preferred Shares to: (i) remove the provisions of the articles permitting or requiring the issuance of shares of the Company’s common stock in exchange for the Series 1 Preferred Shares or as payment of amounts due to the holders of the Series 1 Preferred Shares, (ii) remove certain provisions of the articles relating to the redemption of the Series 1 Preferred Shares, (iii) increase the annual dividend rate, commencing on January 1, 2020, to 15%, (iv) extend the final payment date for all accrued and unpaid dividends and all return of capital payments (i.e., payments of the principal redemption price) from December 31, 2020 to December 31, 2021, (v) clarify when dividend and return of capital payments are to be made in the future and extend the quarterly dividend and return of capital payments through December 31, 2021 (which were previously to be paid each quarter through December 31, 2020), (vi) remove certain terms and provisions of the articles that are no longer applicable,
48   FUELCELL ENERGY, INC. | PROXY STATEMENT

and (vii) make other conforming changes to the articles. In addition, the parties agreed to amend the Company’s guarantee in favor of Enbridge as necessary or as the parties may mutually agree, in either case, in order to be consistent with such amended articles and to maintain the Company’s guarantee of FCE Ltd.’s obligations under the Series 1 Preferred Shares. The articles of FCE Ltd. were amended and filed in accordance with the provisions of the January 2020 Letter Agreement on March 26, 2020. Under the amended articles, FCE Ltd. continued to be required to make (a) annual dividend payments of Cdn. $500,000 and (b) annual return of capital payments of Cdn. $750,000.
The Company made its scheduled payments for (i) annual dividend payments of Cdn. $500,000 and (ii) annual return of capital payments of Cdn. $750,000 to Enbridge during fiscal year 2020. The Company recorded interest expense, which reflects the amortization of the fair value discount of approximately Cdn. $4.0 million and Cdn. $3.0 million in the fiscal years ended October 31, 2020 and 2019, respectively. As of October 31, 2020 and 2019, the carrying value of the Series 1 Preferred Shares was Cdn. $25.6 million ($19.2 million) and Cdn. $22.7 million ($17.2 million), respectively, and was classified as preferred stock obligation of the subsidiary on the Consolidated Balance Sheets.
During fiscal years 2020 and 2019, the Company did not recognize any revenue from Enbridge.
On December 16, 2020, the Company and FCE Ltd. delivered a payoff letter (the “Payoff Letter”) to Enbridge pursuant to which the Company confirmed its intent to pay the amounts owed to Enbridge under the terms of the Series 1 Preferred Shares (the “Obligation”) on or before December 31, 2020 in accordance with its obligations under its guarantee because FCE Ltd. did not have sufficient cash to pay the Obligation. As of December 31, 2020, the amount owed to Enbridge under the Series 1 Preferred Shares totaled Cdn. $27.4 million, which included Cdn. $4.3 million of principal and Cdn. $23.1 million of accrued dividends. Under the terms of the Payoff Letter, each of the parties, on behalf of itself and each of its affiliates and subsidiaries, agreed that, upon the payoff of the Obligation, each of the parties, on behalf of itself and each of its affiliates and subsidiaries, unconditionally released each of the other parties and their respective affiliates and subsidiaries and their respective officers, directors, managers, employees, shareholders, members, agents, attorneys and representatives as well as their respective successors and assigns from any and all claims, obligations, rights, causes of action, and liabilities of whatever kind or nature, whether known or unknown, whether foreseen or unforeseen, arising on or before the date of the Payoff Letter, which are based upon, arise under or are related to the Series 1 Preferred Shares, the guarantee or the January 2020 Letter Agreement or any documents, agreements, dealings or other matters connected with any of the foregoing.
On December 18, 2020, the Company remitted payment totaling Cdn. $27.4 million to Enbridge. The foregoing payment amount in U.S. dollars totaled approximately $21.5 million. Concurrent with receipt of the payment from the Company, Enbridge surrendered its Series 1 Preferred Shares in FCE Ltd., and the guarantee and the January 2020 Letter Agreement were terminated. Pursuant to the Payoff Letter, the transaction is deemed to have occurred on December 31, 2020.
FUELCELL ENERGY, INC. | PROXY STATEMENT   49

AUDIT AND FINANCE COMMITTEE REPORT
During fiscal year 2020, the Audit and Finance Committee of the Board reviewed the quality and integrity of the Company’s consolidated financial statements, the effectiveness of its system of internal control over financial reporting, its compliance with legal and regulatory requirements, the qualifications and independence of KPMG LLP, its independent registered public accounting firm, the performance of KPMG LLP and other significant audit matters.
In performing its responsibilities, the Audit and Finance Committee has reviewed and discussed with management and KPMG LLP the audited consolidated financial statements for the year ended October 31, 2020. The Audit and Finance Committee has also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the U.S. Securities and Exchange Commission.
Pursuant to the applicable requirements of the PCAOB regarding the independent auditors’ communication with the Audit and Finance Committee concerning independence, the Audit and Finance Committee received written disclosure from the independent registered public accounting firm, and discussed with the auditors their independence. The Audit and Finance Committee has concluded that KPMG LLP is independent.
Based on the review and discussions noted above, the Audit and Finance Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2020 and be filed with the U.S. Securities and Exchange Commission.
Submitted by:
Audit and Finance Committee
Matthew F. Hilzinger (Chair)
James H. England
Chris Groobey
Natica von Althann
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

KPMG LLP
	2020 ($)	2019 ($)
Audit Fees	796,391	929,959
Audit Related Fees	245,000	135,000
Tax Fees	—	—
All Other Fees	—	—
TOTAL	1,041,391	1,064,959
AUDIT FEES

Audit fees include the aggregate fees billed for the audit of the Company’s annual consolidated financial statements, reviews of each of the quarterly consolidated financial statements included in the Company’s Forms 10-Q, and services related to SEC filing matters. The amount shown for fiscal year 2020 included $1,391 of out-of-pocket expenses.
AUDIT-RELATED FEES

Audit-related fees billed to the Company by KPMG LLP for the fiscal year ended October 31, 2020 relate to services provided in connection with SEC registration statements and equity offerings.
The audit-related fees billed to the Company by KPMG LLP for the fiscal year ended October 31, 2019 were related to services provided in connection with SEC registration statements and equity offerings.
As set forth in its charter, it is the policy of our Audit and Finance Committee to pre-approve all audit and non-audit services provided by KPMG LLP. All audit and audit related services described above were pre-approved by our Audit and Finance Committee.
50   FUELCELL ENERGY, INC. | PROXY STATEMENT

OTHER PROPOSALS
PROPOSAL 2  RATIFICATION OF SELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING OCTOBER 31, 2021
The Audit and Finance Committee of the Board has selected KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2021 and is requesting ratification by the stockholders of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2021. KPMG LLP was our independent registered public accounting firm for the fiscal year ended October 31, 2020 and has served as our independent registered public accounting firm since 1995.
KPMG LLP representatives are expected to attend the virtual Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.
The Audit and Finance Committee of the Board considered a number of factors in determining whether to re-engage KPMG LLP as the Company’s independent registered public accounting firm, including the length of time the firm has served in this role, the firm’s professional qualifications and resources, the firm’s past performance and the firm’s capabilities in handling the breadth and complexity of our business, as well as the potential impact of changing independent registered public accounting firms.
The Board and the Audit and Finance Committee believe that the continued retention of KPMG LLP as our independent registered public accounting firm is in the best interests of the Company and its stockholders. Accordingly, we are asking our stockholders to ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2021. Although ratification is not required by our amended and restated by-laws or otherwise, the Board is submitting the selection of KPMG LLP to our stockholders for ratification as a matter of good corporate practice. If stockholders do not ratify the selection of KPMG LLP, the Audit and Finance Committee will evaluate the stockholder vote when considering the selection of an independent registered public accounting firm for the 2022 fiscal year. In addition, if stockholders ratify the selection of KPMG LLP, the Audit and Finance Committee may nevertheless periodically request proposals from other independent registered public accounting firms and as a result of such process may select KPMG LLP or another firm as our independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING OCTOBER 31, 2021.

FUELCELL ENERGY, INC. | PROXY STATEMENT   51

OTHER PROPOSALS
PROPOSAL 3  ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are providing our stockholders with the option to cast a non-binding advisory vote on the compensation of our named executive officers or NEOs. This advisory stockholder vote, commonly known as a “say-on-pay” vote, provides stockholders with the opportunity to endorse or not endorse the Company’s fiscal year 2020 executive compensation programs and policies and the compensation paid to our NEOs as discussed in the Compensation Discussion and Analysis beginning on page 24, the accompanying compensation tables and the related narrative disclosure.
As discussed in the Compensation Discussion and Analysis section of this Proxy Statement, our compensation principles and underlying programs are designed to ensure the attraction and retention of executive officers in a reasonable and cost-effective manner, to motivate their performance in the achievement of the Company’s business objectives and to align the interests of the executive officers with the long-term interests of the Company’s stockholders. We believe our compensation policies and procedures demonstrate a transparent link between pay and performance.
Because say-on-pay votes are advisory and non-binding, voting results cannot overrule any decisions made by the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future compensation arrangements for our NEOs.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS SET FORTH IN THE “EXECUTIVE COMPENSATION” SECTION OF THIS PROXY STATEMENT.

52   FUELCELL ENERGY, INC. | PROXY STATEMENT

OTHER PROPOSALS

PROPOSAL 4  THE INCREASE AUTHORIZED SHARES PROPOSAL
GENERAL DESCRIPTION OF PROPOSAL

The Board has approved a proposed amendment, subject to stockholder approval, to Article FOURTH of the Certificate of Incorporation of the Company, as amended (the “Certificate”), that increases the number of authorized shares of common stock from 337,500,000 shares to 500,000,000 shares. An increase in the number of authorized shares will not have a dilutive effect on the value of our stockholders’ common stock; only the actual issuance of additional common stock would have such an effect.
This proposal is referred to in this Proxy Statement as the “Increase Authorized Shares Proposal” or “Proposal 4.”
CURRENT CAPITALIZATION

As of February 12, 2021, we were authorized to issue up to 337,500,000 shares of our common stock, 322,414,513 shares of our common stock were issued and outstanding, and, as described in the table below, 5,183,471 shares of our common stock were reserved for issuance.
Shares of Common Stock Reserved for Issuance
Shares Reserved for Future Issuance Under 2018 Employee Stock Purchase Plan	25,870
Shares Reserved for Issuance Upon Conversion of 5% Series B Cumulative Convertible Perpetual Preferred Stock	37,837
Shares Reserved for Issuance Upon Exercise of Outstanding Options to Purchase Common Stock	23,891
Shares Reserved for Issuance Upon Exercise of Outstanding Series C Warrants	964,128
Shares Reserved for Issuance Upon Vesting of Restricted Stock Units	1,193,181
Shares Potentially Issuable in Settlement of Performance Stock Units under Equity Incentive Plan(1)	2,938,564
TOTAL SHARES OF COMMON STOCK RESERVED FOR ISSUANCE AS OF FEBRUARY 12, 2021	5,183,471

(1)
See discussion under Long Term Incentive Compensation on page 33 of this Proxy Statement for a discussion of the circumstances under which the performance stock units would be issued.

In addition to the authorized shares of common stock, the Company is authorized to issue up to 250,000 shares of preferred stock, par value $0.01 per share, in one or more series designated by our Board, of which 105,875 shares have been designated as 5% Series B Cumulative Convertible Perpetual Preferred Stock (“Series B Preferred Stock”). Pursuant to our Certificate, our undesignated shares of preferred stock include all of our shares of preferred stock that were previously designated as Series C Convertible Preferred Stock and Series D Convertible Preferred Stock, as all such shares have been retired and therefore have the status of authorized and unissued shares of preferred stock undesignated as to series. On February 12, 2021, 64,020 shares of Series B Preferred Stock were issued and outstanding. Neither the number of shares of preferred stock that the Company is authorized to issue, nor the preferences, rights or other characteristics of any preferred stock, would be changed by this Increase Authorized Shares Proposal.
PURPOSE OF THE AMENDMENT

The Board is recommending the increase in authorized shares of common stock for future corporate needs. The Board believes that these additional shares will provide the Company with needed flexibility to issue shares in the future to take advantage of market conditions or favorable opportunities without the potential expense or delay incident to obtaining stockholder approval for a particular issuance. The 9,902,016 shares of common stock available for issuance (after taking into account the number of shares of common stock that are outstanding and reserved) as of February 12, 2021 represent approximately 2.93% of the 337,500,000 shares of common stock we are authorized to issue under our Certificate. If this Increase Authorized Shares Proposal is approved, the number of authorized shares and the number of shares available for issuance would increase by 162,500,000 shares, resulting in 172,402,016 shares of common stock available for issuance, after taking into account the 5,183,471 shares of common stock reserved for issuance as of February 12, 2021. The 172,402,016 shares of common stock that would be available for issuance represent approximately 34.48% of the 500,000,000 shares of common stock that would be authorized for issuance.
Shares authorized may be issued by the Board in its discretion, subject to any further stockholder action required in the case of any particular issuance by applicable law, by regulatory agency, or under the rules of The Nasdaq Stock Market (“Nasdaq”) or any stock exchange on which our common stock may then be listed. The newly authorized shares of common stock would be issuable for any proper corporate purpose, including but not limited to future acquisitions, investment opportunities, raising capital for commercialization of our advanced technologies, project advancement and financing, the establishment of collaboration or other strategic agreements, capital raising transactions of equity or convertible debt securities, future at the market or other offerings of common stock, stock splits, stock dividends, issuance under current or future employee equity plans or for other corporate purposes. Currently, there are no immediate plans, arrangements, commitments or understandings with respect to the issuance of any of the additional shares of common stock which would be authorized by the proposed amendment to the Certificate described in this Increase Authorized Shares Proposal.
FUELCELL ENERGY, INC. | PROXY STATEMENT   53

OTHER PROPOSALS
RIGHTS OF ADDITIONAL AUTHORIZED SHARES

The additional authorized shares of common stock, when issued, would be part of the existing class of common stock and would have the same rights and privileges as the shares of common stock presently outstanding. Holders of shares of our common stock (solely in their capacity as holders of shares of our common stock) have no preemptive rights or rights to convert their shares of our common stock into any other securities. Accordingly, should the Board elect to issue additional shares of our common stock, existing holders of shares of our common stock would not have any preferential rights to purchase the shares.
POTENTIAL ADVERSE EFFECTS OF THE AMENDMENT

Future issuance of common stock or securities convertible into our common stock could have a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of holdings of current stockholders. In addition, the availability of additional shares of our common stock for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company under a possible take-over scenario. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company. This Increase Authorized Shares Proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent the Board from taking any appropriate actions not inconsistent with its fiduciary duties.
EFFECTIVENESS OF THE AMENDMENT

If the proposed amendment to the Certificate described in this Increase Authorized Shares Proposal is approved by our stockholders, it will become effective upon the filing of a Certificate of Amendment to the Certificate of the Company with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”).
RISKS TO STOCKHOLDERS OF NON-APPROVAL

If the proposed amendment to the Certificate described in this Increase Authorized Shares Proposal is not approved by our stockholders, it will impede the Company’s ability to raise equity capital should the need arise. If the Company is not able to raise equity capital, it may cause the loss of significant business opportunities, prevent the commercialization of our advanced technologies or completion of projects and limit our ability to execute on our business plan, any of which could adversely affect our financial performance, growth and ability to continue our operations. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and the Board does not intend or view the proposed increase in authorized common stock to be an anti-takeover measure.
VOTE REQUIRED

Approval of this Proposal 4 (otherwise referred to as the Increase Authorized Shares Proposal) requires the affirmative vote of the holders of a majority of the shares of our common stock outstanding as of the record date for the Annual Meeting. This proposal is a “routine” matter under NYSE Rule 452 on which brokers may vote without instruction from beneficial owners. Therefore, there will be no broker non-votes with respect to this proposal. Abstentions will have the effect of a vote “AGAINST” this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE INCREASE AUTHORIZED SHARES PROPOSAL.

54   FUELCELL ENERGY, INC. | PROXY STATEMENT

OTHER PROPOSALS

PROPOSAL 5   THE AMENDMENT AND RESTATEMENT OF THE 2018 OMNIBUS INCENTIVE PLAN PROPOSAL
GENERAL DESCRIPTION OF PROPOSAL

The Board is asking stockholders to approve the amendment and restatement of the FuelCell Energy, Inc. 2018 Omnibus Incentive Plan, as amended and restated effective as of May 8, 2020 (the “Plan”), including the authority to issue 8,000,000 additional shares of our common stock (the “Shares”) under the Plan. On February 5, 2021, the Board approved the amendment and restatement of the Plan (the “Second Amended and Restated Plan”), subject to stockholder approval of the Second Amended and Restated Plan at the Annual Meeting.
We believe that adoption of the Second Amended and Restated Plan is necessary in order to allow us to continue to use equity awards as part of our ongoing compensation strategy for our executives, non-employee Directors and other employees. Awards under the Second Amended and Restated Plan will support the creation of long-term value and returns for our stockholders.
The purpose of the Second Amended and Restated Plan is to promote the best interests of the Company and our stockholders by providing key employees, consultants and non-employee Directors with an opportunity to acquire Shares or receive monetary payments. The Second Amended and Restated Plan is intended to promote management continuity and increased incentive and personal interest in the welfare of the Company by those key employees who are primarily responsible for shaping and carrying out our long-range plans and securing our continued growth and financial success. In addition, by encouraging stock ownership by non-employee Directors, we seek to attract and retain highly competent Board members and to provide a further incentive to serve as a Director.
If the Second Amended and Restated Plan is approved, it would bring the total number of Shares available for future grants under the Plan to a total of 7,946,203, based on the fact that there are no Shares remaining available for future grants under the Plan as of February 12, 2021, and the total number of Shares required to be reserved under the Plan to account for a potential 200% earn out of the PSUs that are scheduled to vest in fiscal year 2023. If the Second Amended and Restated Plan is not approved, and the 200% target PSUs granted for fiscal year 2020 and fiscal year 2021 are all earned and vest, the Company will be required to use cash to satisfy at least 53,797 of such PSUs.
As of February 12, 2021, the following equity awards were outstanding under the Plan: 23,891 stock options, with a weighted average exercise price of $91.23 and an average remaining term of 5.9 years, and 4,080,166 Shares of restricted stock or restricted stock units. The Shares subject to these awards represented approximately 1.27% of our issued and outstanding shares on February 12, 2021. If the Second Amended and Restated Plan is approved, an additional 8,000,000 Shares will be available for future grants, including the 53,797 shares required to reserve for 200% of the target PSU awards granted in fiscal years 2020 and 2021, representing approximately an additional 2.48% of our issued and outstanding Shares as of February 12, 2021. The total number of Shares remaining available for future grants and the total number of Shares subject to outstanding awards if the Second Amended and Restated Plan is approved is expected to represent total potential equity dilution of approximately 2.46% which represents the new total number of Shares available for future grants under the Second Amended and Restated Plan of 7,946,203 divided by our issued and outstanding shares as of February 12, 2021. The Board believes that this potential equity dilution if the Second Amended and Restated Plan is approved constitutes reasonable potential equity dilution.
If the Second Amended and Restated Plan is not approved, then the Plan will remain in effect in accordance with its existing terms. However, there may be insufficient shares available under the Plan to settle all of the PSU Awards in shares if the 200% target is achieved for both fiscal year 2020 and fiscal year 2021, to make annual or retention awards to executives, key employees and non-employee Directors or to provide grants to new hires in the coming years. In this event, the Compensation Committee may be required to pay long-term incentives in cash rather than shares, modify its compensation philosophy and devise other programs to attract, retain and compensate its executives, key employees and non-employee Directors.
The original Plan was approved by the Company’s stockholders on April 5, 2018, and became effective on that date. The amendment and restatement of the Plan was approved by the Company’s stockholders on May 8, 2020 and became effective on that date. The Plan includes, and the Second Amended and Restated Plan would continue to include, provisions designed to protect stockholder interests and promote effective corporate governance including:
■
The number of shares available for issuance under the Second Amended and Restated Plan does not adjust based upon the number of outstanding shares of common stock;

■
Stock options and stock appreciation rights may not be priced at less than the fair market value of common stock on the grant date;

■
Certain limits on annual awards to non-employee Directors;

■
Re-pricing of stock options and stock appreciation rights is prohibited and any such action would require stockholder approval;

■
The Second Amended and Restated Plan requires a vesting period of one year for all awards granted under the Second Amended and Restated Plan;

■
Material amendments to the Second Amended and Restated Plan require stockholder approval; and

■
The Second Amended and Restated Plan is administered by an independent committee of our Board of Directors.

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If the Second Amended and Restated Plan is approved by our stockholders, the Second Amended and Restated Plan will become effective on April 8, 2021 (the “Effective Date”), and we would plan to register the additional 8,000,000 shares reserved under the Second Amended and Restated Plan on a Registration Statement on Form S-8. If our stockholders do not approve the Second Amended and Restated Plan, then the Plan will remain in effect in accordance with its existing terms. However, there will be insufficient shares available under the Plan to make the PSU awards if all are earned at the 200% target level, to make annual or retention awards to executives, key employees and non-employee Directors or to provide grants to new hires in the coming years. In this event, the Compensation Committee would be required to modify its compensation philosophy and devise other programs to attract, retain and compensate its executives, key employees and non-employee Directors.
SUMMARY OF THE MATERIAL PROVISIONS OF THE SECOND AMENDED AND RESTATED PLAN

A summary description of the material terms of the Second Amended and Restated Plan follows below. The summary description is qualified in its entirety by reference to the full text of the Second Amended and Restated Plan, which is attached to this Proxy Statement as Annex A. Any inconsistencies between this summary and the text of the Second Amended and Restated Plan will be governed by the text of the Second Amended and Restated Plan. The closing price of a share of our common stock on the Nasdaq Global Market on February 12, 2021 was $26.20.
Purpose

The two complementary purposes of the Second Amended and Restated Plan are to help us attract and retain our executives and other key employees, Directors, consultants and advisors and to increase stockholder value. The Second Amended and Restated Plan accomplishes these purposes by offering participants the opportunity to acquire Shares, receive monetary payments based on the value of such common stock or receive other incentive compensation on the terms that the Second Amended and Restated Plan provides.
Eligible Participants

The Compensation Committee or its delegates, as applicable, may grant awards to key employees of the Company or its affiliates and non-employee Directors of the Board. Based on employment levels as of February 12, 2021, approximately 342 employees, and 4 non-employee Directors would be eligible to participate in the Second Amended and Restated Plan, although the number of individuals who are selected to participate in the Second Amended and Restated Plan may vary from year to year.
Available Shares

Subject to the adjustment provisions included in the Second Amended and Restated Plan, a total of 12,333,333 Shares will be authorized for awards granted under the Second Amended and Restated Plan as of the date of stockholder approval. This would represent an increase of 8,000,000 Shares from the number of Shares previously reserved under the Plan, as adjusted for the one-for-twelve reverse stock split effected by the Company in May, 2019. If the Second Amended and Restated Plan is approved, the limit on the number of Shares that may be issued upon the exercise of “incentive stock options” (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”)) will be increased from 433,333 to 1,233,333 Shares. This reserve will be reduced by one Share for every one Share that is subject to an award granted under the Second Amended and Restated Plan, including stock options, stock appreciation rights and any full-value awards, such as restricted stock, restricted stock units or performance share grants.
In general, if an award granted under the Second Amended and Restated Plan lapses, expires, terminates or is cancelled without the issuance of Shares under the award (whether due currently or on a deferred basis); it is determined during or at the conclusion of the term of an award granted under the Second Amended and Restated Plan that all or some portion of the Shares with respect to which the award was granted will not be issuable, or that other compensation with respect to Shares covered by the award will not be payable on the basis that the conditions for such issuance will not be satisfied; Shares are forfeited under an award; an award is actually settled in cash; or Shares are issued under any award and we reacquire them pursuant to rights we reserved upon the issuance of the Shares; then in each and every case such Shares again become available for issuance under the Second Amended and Restated Plan.
Award Limits

If the Second Amended and Restated Plan is approved by our stockholders, then the limit on the aggregate grant date fair value (determined in accordance with generally accepted accounting principles) of all awards granted to any non-employee Director in a fiscal year, taken together with any cash fees paid during a calendar year to the non-employee Director, will remain $250,000. This limit is doubled in the first year in which an individual serves as a non-employee Director.
Plan Administration

The Second Amended and Restated Plan is administered by the Compensation Committee, our Board or another committee (we refer to the applicable committee or our Board, as the case may be, as the “administrator”). The administrator has full discretionary authority to
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administer the Second Amended and Restated Plan, including but not limited to the authority to: (i) interpret the provisions of the Second Amended and Restated Plan; (ii) prescribe, amend and rescind rules and regulations relating to the Second Amended and Restated Plan; (iii) correct any defect, supply any omission, or reconcile any inconsistency in the Second Amended and Restated Plan, any award or any award agreement in the manner and to the extent it deems desirable to carry the Second Amended and Restated Plan or such award into effect; and (iv) make all other determinations necessary or advisable for the administration of the Second Amended and Restated Plan. All administrator determinations will be made in the sole discretion of the administrator and are final and binding on all interested parties.
Our Board may delegate some or all of its authority under the Second Amended and Restated Plan to a committee of the Board, and the Compensation Committee may delegate some or all of its authority under the Second Amended and Restated Plan to one or more of our officers, subject in each case to certain limitations specified in the Second Amended and Restated Plan.
Adjustments

Under the terms of the Second Amended and Restated Plan, if:
■
we are involved in a merger or other transaction in which our common stock is changed or exchanged;

■
we subdivide or combine our common stock or we declare a dividend payable in our common stock, other securities (other than stock purchase rights issued pursuant to a stockholder rights agreement) or other property;

■
we effect a cash dividend, the amount of which, on a per share basis, exceeds 10% of the fair market value of a share of common stock at the time the dividend is declared, or we effect any other dividend or other distribution on our common stock in the form of cash, or a repurchase of shares of common stock, that our Board determines is special or extraordinary in nature or that is in connection with a transaction that we characterize publicly as a recapitalization or reorganization involving our common stock; or

■
any other event occurs, which, in the judgment of the administrator necessitates an adjustment to prevent an increase or decrease in the benefits or potential benefits intended to be made available under the Second Amended and Restated Plan; then the administrator will, in a manner it deems equitable to prevent an increase or decrease in the benefits or potential benefits intended to be made available under the Second Amended and Restated Plan and subject to certain provisions of the Code, adjust the number and type of shares of common stock subject to the Second Amended and Restated Plan and which may, after the event, be made the subject of awards; the number and type of shares of common stock subject to outstanding awards; the grant, purchase or exercise price with respect to any award; and the performance goals of an award.

In any such case, the administrator may also provide for a cash payment to the holder of an outstanding award in exchange for the cancellation of all or a portion of the award. The administrator may, in connection with any merger, consolidation, combination, reorganization, or similar corporate transaction or event, substitute, on an equitable basis, the number and kind of shares of stock, other securities, cash or other property holders of Shares are otherwise entitled to in the transaction.
Change of Control

Under the terms of the Second Amended and Restated Plan, if there is a change of control of the Company, then, the following will apply:
If the purchaser, successor or surviving entity (or parent thereof) (the “Surviving Entity”) so agrees, then some or all outstanding awards shall be assumed, or replaced with the same type of award with similar terms and conditions, by the Surviving Entity. If applicable, each award assumed by the Surviving Entity shall be appropriately adjusted, immediately after such change of control, to apply to the number and class of securities which would have been issuable to the participant upon the consummation of such change of control had the award been exercised, vested or earned immediately prior to such change of control. Upon the participant’s termination of employment by the Surviving Entity without cause, or by the participant for good reason (as defined in any employment, retention or similar agreement), in either case within twenty-four months following the change of control, all of the participant’s awards that are in effect as of the date of such termination will be vested in full or deemed earned in full (assuming the target performance goals provided under such award were met, if applicable) effective on the date of such termination.
To the extent the Surviving Entity in the change of control transaction does not assume the awards or issue replacement awards as provided in the preceding paragraph:
(i)
Options and stock appreciation rights will become exercisable and we may cancel them for a cash payment (including a payment of zero, if applicable).

(ii)
Unvested restricted stock and restricted stock units will fully vest.

(iii)
All performance-based awards for which the performance period has not yet expired shall be deemed to have been earned pro rata, based on the period that has elapsed from the beginning of the relevant performance period to the date of the change of control, as if the performance goals are attained as of the effective date of the change of control at the greater of target or actual performance for the period through the date of the change of control, whichever results in the greater amount.

(iv)
Each holder of an incentive award, performance share and/or performance unit that has been earned but not yet paid shall receive an amount of cash equal to the value of the incentive award, performance share and/or performance unit so earned.

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(v)
Dividend equivalent units will be paid out on a pro rata basis.

(vi)
Each holder of any type of award not subject to the foregoing provisions shall be entitled to receive a cash payment based on the value of the award as of the date of the change of control.

The terms of any awards that are subject to Code Section 409A will govern the treatment of such awards upon a change of control to the extent required for such awards to remain compliant with Code Section 409A, as applicable.
“Change of control” under the Second Amended and Restated Plan means the occurrence of any one of the following:
■
Any person (other than an employee benefit plan of the Company or of any subsidiary of the Company and fiduciaries and certain other parties related to any of these plans) becomes the beneficial owner of securities of the Company representing 50% or more of the combined voting power of our then outstanding securities;

■
We are merged or consolidated with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or the Company engages in a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires 50% or more of the combined voting power of our then outstanding securities. Notwithstanding the foregoing, a merger or consolidation involving the Company will not be considered a change of control if we are the surviving corporation and shares are not converted into or exchanged for stock or securities of any other corporation, cash or any other thing of value, unless persons who beneficially owned shares outstanding immediately prior to such transaction own beneficially less than a majority of the outstanding voting securities of the Company immediately following the merger or consolidation;

■
The Company dissolves and liquidates substantially all of its assets; or

■
At any time when the “continuing directors” cease to constitute a majority of our Board. For this purpose, a “continuing director” means the individuals who, at the original effective date of the Plan, constituted our Board and any new directors (other than directors designated by a person who has entered into an agreement with us to effect a change of control transaction) whose appointment to our Board or nomination for election by our stockholders was approved by a vote of at least two-thirds of the then-serving continuing directors.

If an award is considered deferred compensation subject to the provisions of Code Section 409A, then the administrator may include an amended definition of “change of control” in the award agreement issued with respect to such award as necessary to comply with, or as necessary to permit a deferral under, Code Section 409A.
The Second Amended and Restated Plan does not provide for a “gross-up” for any excise taxes imposed on golden parachute payments under Code Section 4999. Rather, except to the extent the participant has in effect an employment or similar agreement with us or any of our affiliates or is subject to a policy that provides for a more favorable result to the participant, if any payments or benefits paid by us pursuant to the Second Amended and Restated Plan would cause some or all of such payments or benefits in conjunction with any other payments or benefits in connection with a change of control to be subject to the tax imposed by Code Section 4999, then these payments will either be cut back to a level below the amount triggering the tax or be delivered in full, whichever will provide the greater after-tax benefit to the participant.
Types of Awards

The Second Amended and Restated Plan authorizes grants of a variety of awards described below. The Compensation Committee may grant options to any participant it selects, and determines the terms and conditions of each award at the time of grant, subject to the limitations set forth in the Second Amended and Restated Plan, including whether payment of awards may be subject to the achievement of performance goals. The terms and conditions of each award will be set forth in a written agreement.
Options

The administrator has the authority to grant stock options and to determine all terms and conditions of each stock option. A stock option gives the participant the right to purchase Shares at a fixed price, called the “option price,” after the vesting conditions of the option are met and prior to the date the option expires or terminates. The administrator fixes the option price per Share, which may not be less than the fair market value (as defined under the Second Amended and Restated Plan) of the common stock on the date of grant. The administrator determines the expiration date of each option, but the expiration date cannot be later than 10 years after the grant date. Options are exercisable at such times and are subject to such restrictions and conditions as the administrator deems necessary or advisable. The stock option exercise price is payable to us in full upon exercise.
Neither the administrator nor any other person may amend the terms of outstanding stock options or stock appreciation rights to reduce the exercise price of such outstanding stock options or stock appreciation rights; cancel outstanding stock options or stock appreciation rights in exchange for stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original options or stock appreciation rights; or cancel outstanding stock options or stock appreciation rights with an exercise price above the current per share price of the common stock in exchange for cash or other securities.
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The administrator may not grant a stock option or stock appreciation right with a grant date that is effective prior to the date the administrator takes action to approve such award.
Stock Appreciation Rights

The administrator has the authority to grant stock appreciation rights. A stock appreciation right is the right of a participant to receive cash in an amount, and/or common stock with a fair market value, equal to the appreciation of the fair market value of a share of common stock (called the “grant price”) during a specified period of time. The Second Amended and Restated Plan provides that the administrator determines all terms and conditions of each stock appreciation right, including, among other things: whether the stock appreciation right is granted independently of a stock option or relates to a stock option; a grant price that is not less than the fair market value of the common stock subject to the stock appreciation right on the date of grant; a term that must be no later than 10 years after the date of grant; and whether the stock appreciation right will settle in cash, common stock or a combination of the two.
Performance and Stock Awards

The administrator has the authority to grant awards of restricted stock, restricted stock units, performance shares or performance units. Restricted stock means shares of common stock that are subject to a risk of forfeiture, restrictions on transfer or both a risk of forfeiture and restrictions on transfer. Restricted stock unit means the right to receive a payment equal to the fair market value of one share of common stock. Performance shares means the right to receive shares of common stock to the extent performance goals are achieved. Performance unit means the right to receive a payment valued in relation to a unit that has a designated dollar value or the value of which is equal to the fair market value of one or more shares of common stock, to the extent performance goals are achieved.
The administrator determines all terms and conditions of these types of awards, including, among other things: whether performance goals need to be achieved for the participant to realize any portion of the benefit provided under the award; whether the restrictions imposed on restricted stock or restricted stock units will lapse, and any portion of the performance goals subject to an award will be deemed achieved, upon a participant’s death, disability or retirement; the length of the vesting and/or performance period and, if different, the date on which payment of the benefit provided under the award is made; with respect to performance units, whether to measure the value of each unit in relation to a designated dollar value or the fair market value of one or more shares of common stock; and, with respect to restricted stock units and performance units, whether the awards settle in cash, in shares of common stock, or in a combination of the two.
Incentive Awards

The administrator has the authority to grant annual and long-term incentive awards. An incentive award is the right to receive a cash payment to the extent performance goals are achieved. The administrator will determine all of the terms and conditions of each incentive award, including the performance goals, the performance period, the potential amount payable and the timing of payment, provided that the administrator must require that payment of all or any portion of the amount subject to the award is contingent on the achievement of one or more performance goals during the period the administrator specifies, although the administrator may specify that all or a portion of the goals are deemed achieved upon a participant’s death, disability or retirement, or such other circumstances as the administrator may specify. For long-term incentive awards, the performance period must relate to a period of more than one fiscal year.
Dividend Equivalent Units

The administrator has the authority to grant dividend equivalent units in connection with awards other than options, stock appreciation rights or other stock rights within the meaning of Code Section 409A. A dividend equivalent unit is the right to receive a payment, in cash or shares of common stock, equal to the cash dividends or other distributions that we pay with respect to a share of common stock. No dividend equivalent unit granted in tandem with another award may include vesting provisions more favorable to the participant than the vesting provisions, if any, to which the tandem award is subject.
Other Stock-Based Awards

The administrator has the authority to grant other types of awards, which may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, shares of common stock, either alone or in addition to or in conjunction with other awards, and payable in shares of common stock or cash. Such awards may include unrestricted Shares, which may be awarded, without limitation (except as provided in the Second Amended and Restated Plan), as a bonus, in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, as a bonus, or upon the attainment of performance goals or otherwise, or rights to acquire Shares from us. The administrator determines all terms and conditions of the award, including but not limited to the time or times at which such award is made and the number of shares of common stock to be granted pursuant to such award or to which such award relates.
Non-transferability of Awards

No award under the Second Amended and Restated Plan may be transferable or assignable other than by will or the laws of descent and distribution, except that an award agreement may provide that a participant may designate a beneficiary, transfer an award to a former spouse pursuant to a domestic relations order, or transfer without consideration therefor.
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Recoupment of Awards

All awards granted under the Second Amended and Restated Plan, and any share of stock issued or cash paid pursuant to such awards, are subject to any recoupment, clawback, equity holding, stock ownership or similar policies adopted by the Company from time to time and any recoupment, clawback, equity holding, stock ownership, or similar requirements made applicable by law, regulation or listing standards to the Company from time to time.
The administrator may terminate or cause a participant to forfeit an award, and require a participant to disgorge to us any gains attributable to an award, if the participant engages in any action constituting, as determined by the administrator in its discretion, cause for termination, or a breach of any agreement between the participant and us or one of our affiliates concerning noncompetition, non-solicitation, confidentiality, trade secrets, intellectual property, non-disparagement or similar obligations.
Foreign Participation

To assure the viability of awards granted to participants employed or residing in foreign countries, the administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, accounting or custom. Moreover, the administrator may approve such supplements to, or amendments, restatements or alternative versions of, the Second Amended and Restated Plan as it determines are necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the administrator approves for purposes of using the Second Amended and Restated Plan in a foreign country will not affect the terms of the Second Amended and Restated Plan for any other country.
Term

Awards may be granted under the Second Amended and Restated Plan from time to time until the Second Amended and Restated Plan is discontinued or terminated by the Board. No award may be granted under the Second Amended and Restated Plan after the tenth anniversary of the approval of the Second Amended and Restated Plan by stockholders at the Annual Meeting, but awards granted prior to such date may extend beyond that date.
Amendments and Termination

The Board or the administrator may amend, discontinue or terminate the Second Amended and Restated Plan at any time, except:
■
our Board must approve any amendment to the Second Amended and Restated Plan if we determine such approval is required by prior action of the Board, applicable corporate law or any other applicable law;

■
stockholders must approve any amendment to the Second Amended and Restated Plan if we determine that such approval is required by Section 16 of the Exchange Act, the Code, the listing requirements of any principal securities exchange or market on which our common stock is then traded, or any other applicable law; and

■
stockholders must approve any amendment to the Second Amended and Restated Plan that materially increases the number of shares of common stock reserved under the Second Amended and Restated Plan, the incentive stock option award limits or the per participant award limitations set forth in the Second Amended and Restated Plan, that shortens the minimum vesting requirements under the Second Amended and Restated Plan or that diminishes the provisions prohibiting repricing or backdating stock options and stock appreciation rights.

The administrator generally may modify, amend or cancel any award or waive any restrictions or conditions applicable to any award or the exercise of the award. Any modification or amendment that materially diminishes the rights of the participant or any other person who may have an interest in the award, or that cancels any award, will be effective only if agreed to by that participant or other person. The administrator does not need to obtain participant or other interested party consent, however, for the adjustment or cancellation of an award pursuant to the adjustment provisions of the Second Amended and Restated Plan or the modification of an award to the extent deemed necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the common stock is then traded, to the extent the administrator deems necessary to preserve favorable accounting or tax treatment of any award for the Company, or to the extent the administrator determines that the action does not materially and adversely affect the value of an award or that such action is in the best interest of the affected participant or any other person(s) with an interest in the award.
The authority of the administrator to terminate or modify the Second Amended and Restated Plan or awards will extend beyond the termination date of the Second Amended and Restated Plan. In addition, termination of the Second Amended and Restated Plan will not affect the rights of participants with respect to awards previously granted to them, and all unexpired awards will continue in force after termination of the Second Amended and Restated Plan except as they may lapse or be terminated by their own terms and conditions.
NEW PLAN BENEFITS

As described under the heading “General Description of Proposal,” if the Second Amended and Restated Plan is approved by our stockholders, then we expect to reserve 53,797 shares under the Second Amended and Restated Plan for issuance in the event that the
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200% target PSU awards are earned for both fiscal year 2020 and fiscal year 2021. In addition, as described under the heading “Director Compensation,” our non-employee Director annual compensation consists in part of a retainer paid in the form of a $75,000 per Director annual equity award.
If the Second Amended and Restated Plan is approved, we expect to reserve the 53,797 shares described above and set forth in the table below for potential issuance to our non-executive officer employees in the event that 200% target PSU awards are earned and we expect to pay each of our non-employee Directors a $75,000 retainer in the form of an equity award during fiscal year 2021.
Second Amended and Restated Plan
Name and Position	Dollar Value	Number of Units
Jason Few President, Chief Executive Officer and Chief Commercial Officer	—	—
Michael S. Bishop Executive Vice President, Chief Financial Officer and Treasurer	—	—
Jennifer D. Arasimowicz Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary	—	—
Michael J. Lisowski Executive Vice President and Chief Operating Officer	—	—
Anthony J. Leo Executive Vice President and Chief Technology Officer	—	—
Executive Group	—	—
Non-Executive Director Group	$300,000	N/A
Non-Executive Officer Employee Group	(1)	53,797

(1)
Dollar value will depend on the stock price at the time of vesting (assuming that the 200% target is met).

All awards granted under the Second Amended and Restated Plan are made at the discretion of the Compensation Committee and, except for the awards disclosed above, the benefits and amounts that will be received or allocated under the Second Amended and Restated Plan are not determinable at this time.
EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information with respect to the Company’s equity compensation plans as of the end of the fiscal year ended October 31, 2020.
Plan Category	Number of Common Shares to be issued upon exercise of outstanding options and rights	Weighted-average exercise price of outstanding options and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders:
Equity incentive plans(1)	23,891	$91.23	2,013,563
Employee stock purchase plan	—	—	30,248
Total	23,891	$91.23	2,043,811

(1)
Includes the Plan.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following summarizes certain federal income tax consequences relating to the Second Amended and Restated Plan. The summary is based upon the laws and regulations in effect as of the date of this Proxy Statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt or exercise of awards under foreign, state or local tax laws, and such tax laws may not correspond to the federal income tax treatment described herein. The exact federal income tax treatment of transactions under the Second Amended and Restated Plan will vary depending upon the specific facts and circumstances involved and participants are advised to consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares.
Stock Options

The grant of a stock option under the Second Amended and Restated Plan will create no income tax consequences to us or to the recipient. A participant who is granted a non-qualified stock option will generally recognize ordinary compensation income at the time of exercise in
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an amount equal to the excess of the fair market value of the common stock at such time over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. Upon the participant’s subsequent disposition of the shares of common stock received with respect to such stock option, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the common stock on the exercise date).
In general, a participant will recognize no income or gain as a result of the exercise of an incentive stock option, except that the alternative minimum tax may apply. Except as described below, the participant will recognize a long-term capital gain or loss on the disposition of the common stock acquired pursuant to the exercise of an incentive stock option and we will not be allowed a deduction. If the participant fails to hold the shares of common stock acquired pursuant to the exercise of an incentive stock option for at least two years from the grant date of the incentive stock option and one year from the exercise date, then the participant will recognize ordinary compensation income at the time of the disposition equal to the lesser of the gain realized on the disposition and the excess of the fair market value of the shares of common stock on the exercise date over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. Any additional gain realized by the participant over the fair market value at the time of exercise will be treated as a capital gain.
Stock Appreciation Rights

The grant of a stock appreciation right under the Second Amended and Restated Plan will create no income tax consequences to us or to the recipient. A participant who is granted a stock appreciation right will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the common stock at such time over the grant price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. If the stock appreciation right is settled in shares of our common stock, upon the participant’s subsequent disposition of such shares, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the common stock on the exercise date).
Restricted Stock

Generally, a participant will not recognize income and we will not be entitled to a deduction at the time an award of restricted stock is made under the Second Amended and Restated Plan, unless the participant makes the election described below. A participant who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time.
We will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the common stock on the date the restrictions lapse). Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid and we will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.
A participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the participant paid for such restricted stock). If the participant makes such an election, then we will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the participant makes the election, then any cash dividends the participant receives with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by us. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the participant who has made an election subsequently forfeits the restricted stock, then the participant will not be entitled to claim a credit for the tax previously paid. In addition, we would then be required to include as ordinary income the amount of any deduction we originally claimed with respect to such shares.
Restricted Stock Units

A participant will not recognize income and we will not be entitled to a deduction at the time an award of a restricted stock unit is made under the Second Amended and Restated Plan. Upon the participant’s receipt of shares (or cash) at the end of the restriction period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time. If the restricted stock units are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).
62   FUELCELL ENERGY, INC. | PROXY STATEMENT

OTHER PROPOSALS

Performance Shares

The grant of performance shares will create no income tax consequences for us or the participant. Upon the participant’s receipt of shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the fair market value of the shares received, except that if the participant receives shares of restricted stock in payment of performance shares, recognition of income may be deferred in accordance with the rules applicable to restricted stock as described above. In addition, the participant will recognize ordinary compensation income equal to the dividend equivalents paid on performance shares prior to or at the end of the performance period. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes income. Upon the participant’s subsequent disposition of the shares, the participant will recognize a capital gain or loss (long-term or short-term depending on the holding period) to the extent the amount realized from the disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).
Performance Units

The grant of a performance unit will create no income tax consequences to us or the participant. Upon the participant’s receipt of cash and/or shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time. If performance units are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).
Dividend Equivalent Units

A participant who is paid a dividend equivalent with respect to an award will recognize ordinary income equal to the value of cash or common stock paid, and we will be entitled to a corresponding deduction in the same amount and at the same time.
Section 162(m) Limit on Deductibility of Compensation

Section 162(m) limits the deduction we can take for compensation we pay to any “covered employee”, generally including our named executive officers, to $1,000,000 per year per individual.
Code Section 409A

We do not guarantee to any participant or any other person with an interest in an award that (i) any award intended to be exempt from Code Section 409A shall be so exempt, (ii) any award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any of its affiliates indemnify, defend or hold harmless any individual with respect to the tax consequences of any award.
VOTE REQUIRED

Approval of this Proposal 5 requires the affirmative vote of the holders of a majority of the shares of our common stock casting votes on the matter in person or by proxy at the Annual Meeting. This proposal is a “non-routine” matter under NYSE Rule 452 on which brokers may not vote without instruction from beneficial owners. Abstentions and broker non-votes are not counted as votes cast and will have no effect on the vote on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE FUELCELL ENERGY, INC. 2018 OMNIBUS INCENTIVE PLAN, AS AMENDED AND RESTATED.

FUELCELL ENERGY, INC. | PROXY STATEMENT   63

ADDITIONAL INFORMATION AND
OTHER MATTERS
GENERAL
Holders of the Company’s common stock as of the close of business on February 12, 2021 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. As of the Record Date, there were 322,414,513 shares of the Company’s common stock issued and outstanding. Each holder of the Company’s common stock is entitled to one vote for each share held on the Record Date, including common stock:
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held directly in the stockholder’s name as “stockholder of record” (also referred to as “registered stockholder”);

■
held for the stockholder in an account with a broker, bank or other nominee (shares held in “street name”). Street name holders generally cannot vote their shares directly and instead must instruct their brokerage firm, bank or nominee how to vote their shares; and

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held for the stockholder by the Company as restricted shares (whether vested or non-vested) under any of the Company’s stock incentive plans.

STOCKHOLDER PROPOSALS FOR THE 2022 ANNUAL MEETING
If any stockholder wishes to propose a matter for consideration at our 2022 Annual Meeting of Stockholders, the proposal should be mailed by certified mail return receipt requested, to our Corporate Secretary at FuelCell Energy, Inc., Office of the Corporate Secretary, 3 Great Pasture Road, Danbury, CT 06810. To be eligible under the SEC’s stockholder proposal rule (Rule 14a-8(e) of the Exchange Act) for inclusion in our 2022 Annual Meeting Proxy Statement and form of proxy, a proposal must be received by our Corporate Secretary on or before October 22, 2021. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.
In addition, our amended and restated by-laws permit stockholders to nominate directors and present other business for consideration at our Annual Meeting of Stockholders. To make a director nomination or present other business for consideration at the Annual Meeting of Stockholders to be held in 2022, you must submit a timely notice in accordance with the procedures described in our amended and restated by-laws. To be timely, a stockholder’s notice shall be delivered to the Corporate Secretary at the principal executive offices of our Company not less than 90 days nor more than 120 days prior to the one-year anniversary of the immediately preceding year’s annual meeting. Therefore, to be presented at our Annual Meeting to be held in 2022, such a proposal must be received on or after December 9, 2021, but not later than January 8, 2022. In the event that the date of the Annual Meeting of Stockholders to be held in 2022 is advanced by more than 30 days, or delayed by more than 60 days, from the anniversary date of this year’s Annual Meeting of Stockholders, such notice by the stockholder must be so received no earlier than the 120th day prior to the Annual Meeting of Stockholders to be held in 2022 and not later than the 90th day prior to such Annual Meeting of Stockholders to be held in 2022 or, if later, the 10th day following the day on which public disclosure of the date of such Annual Meeting is first made. Any such proposal will be considered timely only if it is otherwise in compliance with the requirements set forth in our amended and restated by-laws.
HOUSEHOLDING
Individual stockholders sharing an address with one or more other stockholders may elect to “household” the mailing of the proxy statement, or the notice of internet availability of proxy materials, as applicable. This means that only one proxy statement or notice will be sent to that address unless one or more stockholders at that address specifically elect to receive separate mailings. Stockholders who participate in householding will continue to receive separate proxy cards. We will promptly send a separate proxy statement or notice to a stockholder at a shared address on request. Stockholders with a shared address may also request us to send separate proxy statements or notices in the future, or to send a single copy in the future if we are currently sending multiple copies to the same address. Requests related to householding should be mailed to Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or call Broadridge at 1-800-542-1061.
If you are a stockholder whose shares are held by a bank, broker or other nominee, you can request information about householding from your bank, broker or other nominee.
QUORUM AND VOTE REQUIRED
The holders of a majority of the shares of common stock entitled to vote as of the Record Date present, in person (by virtual presence online) or by proxy, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.
64   FUELCELL ENERGY, INC. | PROXY STATEMENT

ADDITIONAL INFORMATION AND OTHER MATTERS

With respect to Proposal 1, the affirmative vote of the holders of a majority of the votes cast on the matter at the Annual Meeting (assuming a quorum is present) is required for the election of the directors. A “majority of the votes cast” means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director’s election. Abstentions and broker non-votes are not counted as votes cast and will have no effect on the voting results for Proposal 1.
With respect to Proposals 2 and 3, such proposals are non-binding but will be deemed to be approved upon the affirmative vote of the holders of a majority of the shares of common stock casting votes on such matters at the Annual Meeting (assuming a quorum is present). Abstentions and broker non-votes are not counted as votes cast and will have no effect on the voting results for Proposals 2 and 3 (although we do not expect there to be any broker non-votes in connection with Proposal 2, as Proposal 2 is a “routine” matter under NYSE Rule 452).
With respect to Proposal 4, approval of such proposal requires the affirmative vote of the holders of a majority of the shares of common stock outstanding as of the Record Date for the Annual Meeting. This proposal is a “routine” matter under NYSE Rule 452 on which brokers may vote without instruction from beneficial owners. Therefore, there will be no broker non-votes with respect to Proposal 4. Abstentions will have the effect of a vote “AGAINST” Proposal 4.
With respect to Proposals 5, approval of such proposal requires the affirmative vote of the holders of a majority of the shares of common stock casting votes on the matter at the Annual Meeting. Abstentions and broker non-votes are not counted as votes cast and will have no effect on the voting results for Proposal 5.
If your shares are held by a broker on your behalf (that is, in “street name”), and you do not instruct the broker as to how to vote your shares on Proposals 1, 3, or 5, the broker may not exercise its discretion to vote your shares on such proposal. If no instruction is given and a broker therefore cannot vote, there is a “broker non-vote” and such shares will not be counted as having been voted on the applicable proposal. With respect to Proposals 2 and 4, the broker may exercise its discretion to vote your shares on Proposals 2 and 4 in the absence of your instruction. Please instruct your bank or broker so your vote can be counted.
While Proposal 3 is advisory in nature and non-binding, the Board will review the voting results and expects to take such results into consideration when making future decisions regarding executive compensation.
COUNTING VOTES
You may vote “FOR”, “AGAINST” or “ABSTAIN” with respect to each of the proposals presented. A vote “FOR” will be counted in favor of the applicable proposal or Director nominee, and a vote “AGAINST” will be counted against the applicable proposal or Director nominee. As noted above, an “ABSTAIN” vote will have the effect of a vote “AGAINST” for Proposal 4 and will have no effect on the voting results for Proposals 1, 2, 3, or 5.
All properly executed proxies returned in time to be counted at the Annual Meeting will be voted by the persons identified on the proxy card at the Annual Meeting. Shares represented by a properly executed proxy received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed on the proxy. If a properly executed proxy is submitted by a stockholder who holds shares directly as the stockholder of record, but such proxy does not include voting instructions, the proxy will be voted “FOR” each of the proposals described in this Proxy Statement.
Broadridge Financial Solutions, Inc. will be the tabulator of the votes for the Annual Meeting.
VOTING BY PROXY
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the internet, by mail or by telephone by following the instructions provided in the “Proxy Summary” or on the proxy card. The persons named as attorneys-in-fact in the proxy, Jason Few and Jennifer D. Arasimowicz, were selected by our Board.
A stockholder may change its vote and revoke its proxy at any time prior to the vote at the Annual Meeting. A stockholder of record may change its vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), by providing a written notice of revocation to the Corporate Secretary of the Company or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not cause a stockholder’s previously granted proxy to be revoked unless such stockholder specifically so requests. For stockholders who hold their shares beneficially in street name, such stockholders may change their vote by submitting new voting instructions to their broker, trustee or nominee following the instructions it has provided, or, if such stockholder has obtained a legal proxy from its broker or nominee giving it the right to vote its shares, by attending the Annual Meeting and voting.
All expenses incurred in connection with the solicitation of proxies will be borne by the Company. In addition to soliciting proxies through the mail, the Company may solicit proxies through its directors and employees (for no additional compensation) in person or by telephone. We have also hired MacKenzie Partners to assist in the solicitation of proxies. Fees for this service are estimated to be approximately
FUELCELL ENERGY, INC. | PROXY STATEMENT   65

ADDITIONAL INFORMATION AND OTHER MATTERS
$15,000, plus out-of-pocket expenses, to assist in the solicitation. Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held of record by them and will be reimbursed for their reasonable expenses.
If you need assistance in completing your proxy card or have questions regarding the Annual Meeting, please contact MacKenzie Partners, Inc., the proxy solicitation agent for the Company, by telephone at (800) 322-2885 (toll free) or (212) 929-5500 (collect), or by email at proxy@mackenziepartners.com.
ANNUAL REPORT AND FORM 10-K
Additional copies of the Company’s Annual Report to Stockholders for the fiscal year ended October 31, 2020 and copies of the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2020 as filed with the SEC are available to stockholders without charge upon written request addressed to: FuelCell Energy, Inc., 3 Great Pasture Road, Danbury, CT 06810, Attn: Investor Relations and are also available in the Investor Relations section of the Company’s website at www.fuelcellenergy.com.
OTHER MATTERS
As of the date of this Proxy Statement, the Board knows of no matters which will be presented for consideration at the Annual Meeting other than the proposals set forth in this Proxy Statement. If any other matters properly come before the Annual Meeting, it is intended that the persons named in the proxy will act in respect thereof in accordance with their best judgment.
INFORMATION ABOUT ATTENDING THE ANNUAL MEETING
In accordance with the Company’s security procedures, admission to the Annual Meeting will be restricted to holders of record and beneficial owners of FuelCell Energy voting securities as of the Record Date, February 12, 2021. This year’s Annual Meeting will be held entirely online to allow greater participation. Stockholders may participate in the Annual Meeting by visiting the following website www.virtualshareholdermeeting.com/FCEL2021. To participate in the Annual Meeting, you will need the 16-digit control number included on your notice, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record may also be voted electronically during the Annual Meeting. However, even if you plan to attend the virtual Annual Meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.
You are entitled to attend the virtual Annual Meeting only if you were a stockholder of record as of the Record Date for the Annual Meeting, which was February 12, 2021, or you hold a valid proxy for the Annual Meeting. You may attend the Annual Meeting, vote and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/FCEL2021 and using your 16-digit control number to enter the Annual Meeting. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you may be required to provide proof of beneficial ownership, such as your most recent account statement as of the Record Date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership. If you do not comply with the procedures outlined above, you will not be admitted to the virtual Annual Meeting.
66   FUELCELL ENERGY, INC. | PROXY STATEMENT

ADDITIONAL INFORMATION AND OTHER MATTERS

If you have questions regarding admission to the Annual Meeting you may contact the office of the Corporate Secretary at:
FuelCell Energy, Inc.
Office of the Corporate Secretary
3 Great Pasture Road
Danbury, CT 06810
(203) 825-6000
corporatesecretary@fce.com
Please include the following information with your inquiry:
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Your name and complete mailing address;

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Your email address; and

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Proof that you own FuelCell Energy shares (such as a letter from your bank or broker or a photocopy of a current brokerage or other account statement).

FUELCELL ENERGY, INC. | PROXY STATEMENT   67

ANNEX A FUELCELL ENERGY, INC. SECOND AMENDED AND RESTATED 2018 OMNIBUS INCENTIVE PLAN
FUELCELL ENERGY, INC.
SECOND AMENDED AND RESTATED
2018 OMNIBUS INCENTIVE PLAN
As Amended and Restated Effective as of April 8, 2021
1. Purposes, History and Effective Date.
(a)   Purpose.   The FuelCell Energy, Inc. 2018 Omnibus Incentive Plan has two complementary purposes: (i) to attract and retain outstanding individuals to serve as officers, directors, employees and consultants and (ii) to increase shareholder value. The Plan will provide participants with incentives to increase shareholder value by offering the opportunity to acquire shares of the Company’s common stock, receive monetary payments based on the value of such common stock, or receive other incentive compensation, on the potentially favorable terms that this Plan provides.
(b)   History.   Prior to the effective date of this Plan, the Company had in effect the FuelCell Energy, Inc. Amended and Restated 2010 Equity Incentive Plan (the “Prior Plan”). Upon shareholder approval of this Plan, the Prior Plan terminated and no new awards could be granted under the Prior Plan, although awards previously granted under the Prior Plan and still outstanding continued to be subject to all terms and conditions of the Prior Plan.
(c)   Effective Date; Amendment and Restatement.   This Plan became effective, and Awards could be granted under this Plan, on and after April 5, 2018 (the “Effective Date”), the date on which the Company’s shareholders approved this Plan at the annual shareholders meeting. This Plan was amended and restated effective as of May 8, 2020, and is again being amended and restated effective as of April 8, 2021, subject to approval by the Company’s shareholders at the Company’s 2021 annual meeting. This Plan will terminate as provided in Section 17.
2. Definitions.
Capitalized terms used and not otherwise defined in this Plan or in any Award agreement have the following meanings:
(a)   “Act” means the Securities Act of 1933, as amended from time to time. Any reference to a specific provision of the Act shall include any successor provision thereto.
(b)   “Administrator” means the Committee; provided that, to the extent the Committee has delegated authority and responsibility as an Administrator of the Plan to one or more officers of the Company as permitted by Section 3(b), the term “Administrator” shall also mean such officer or officers.
(c)   “Affiliate” has the meaning ascribed to such term in Rule 12b-2 under the Exchange Act. Notwithstanding the foregoing, for purposes of determining those individuals to whom an Option or a Stock Appreciation Right may be granted, the term “Affiliate” means any entity that, directly or through one or more intermediaries, is controlled by or is under common control with, the Company within the meaning of Code Sections 414(b) or (c); provided that, in applying such provisions, the phrase “at least 20 percent” shall be used in place of “at least 80 percent” each place it appears therein.
(d)   “Award” means a grant of Options, Stock Appreciation Rights, Performance Shares, Performance Units, Stock, Restricted Stock, Restricted Stock Units, an Incentive Award, Dividend Equivalent Units or any other type of award permitted under this Plan. Any Award granted under this Plan shall be provided or made in such manner and at such time as complies with the applicable requirements of Code Section 409A to avoid a plan failure described in Code Section 409A(a)(1), including, without limitation, deferring payment to a specified employee or until a specified distribution event, as provided in Code Section 409A(a)(2), and the provisions of Code Section 409A are incorporated into this Plan to the extent necessary for any Award that is subject to Code Section 409A to comply therewith.
(e)   “Beneficial Owner” means a Person, with respect to any securities which:
(i)   such Person or any of such Person’s Affiliates has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner

ANNEX A FUELCELL ENERGY, INC. SECOND AMENDED AND RESTATED 2018 OMNIBUS INCENTIVE PLAN
of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates until such tendered securities are accepted for purchase;
(ii)   such Person or any of such Person’s Affiliates, directly or indirectly, has the right to vote or dispose of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Act), including pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security under this clause (ii) as a result of an agreement, arrangement or understanding to vote such security if the agreement, arrangement or understanding: (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Act and (B) is not also then reportable on a Schedule 13D under the Act (or any comparable or successor report); or
(iii)   are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in clause (ii) above) or disposing of any voting securities of the Company.
(f)   “Board” means the Board of Directors of the Company.
(g)   “Cause” has the meaning given in a Participant’s employment, retention, change of control, severance or similar agreement with the Company or any Affiliate, or if no such agreement is in effect, then (i) if the determination of Cause is being made prior to a Change of Control, Cause has the meaning given in the Company’s employment policies as in effect at the time of the determination or (ii) if the determination of Cause is being made following a Change of Control, Cause has the meaning given in the Company’s employment policies as in effect immediately prior to the Change of Control.
(h)   “Change of Control” means, unless specified otherwise in an Award agreement, the occurrence of any of the following:
(i)   any Person (other than (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under any employee benefit plan of the Company or any of its subsidiaries, (C) an underwriter temporarily holding securities pursuant to an offering of such securities or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock in the Company (“Excluded Persons”)) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after the Effective Date, pursuant to express authorization by the Board that refers to this exception) representing fifty percent (50%) or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company’s then outstanding voting securities; or
(ii)   the following individuals cease for any reason to constitute a majority of the number of directors of the Company then serving: (A) individuals who, on the Effective Date, constituted the Board and (B) any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Act) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date, or whose appointment, election or nomination for election was previously so approved (collectively the “Continuing Directors”); provided, however, that individuals who are appointed to the Board pursuant to or in accordance with the terms of an agreement relating to a merger, consolidation, or share exchange involving the Company (or any direct or indirect subsidiary of the Company) shall not be Continuing Directors for purposes of this Agreement until after such individuals are first nominated for election by a vote of at least two-thirds (2/3) of the then Continuing Directors and are thereafter elected as directors by the shareholders of the Company at a meeting of shareholders held following consummation of such merger, consolidation, or share exchange; and, provided further, that in the event the failure of any such persons appointed to the Board to be Continuing Directors results in a Change of Control, the subsequent qualification of such persons as Continuing Directors shall not alter the fact that a Change of Control occurred; or
(iii)   the consummation of a merger, consolidation or share exchange of the Company with any other corporation or the issuance of voting securities of the Company in connection with a merger, consolidation or share exchange of the Company (or any direct or indirect subsidiary of the Company), in each case, which requires approval of the shareholders of the Company, other than (A) a merger, consolidation or share exchange which would result in the voting securities of the Company outstanding immediately prior to such merger, consolidation or share exchange continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger, consolidation or share exchange, or (B) a merger, consolidation or share exchange effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than an Excluded Person) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after the Effective Date, pursuant to express authorization by the Board that refers to this exception) representing fifty percent (50%) or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company’s then outstanding voting securities; or

ANNEX A FUELCELL ENERGY, INC. SECOND AMENDED AND RESTATED 2018 OMNIBUS INCENTIVE PLAN

(iv)   the consummation of a plan of complete liquidation or dissolution of the Company or a sale or disposition by the Company of all or substantially all of the Company’s assets (in one transaction or a series of related transactions within any period of 24 consecutive months), in each case, which requires approval of the shareholders of the Company, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity at least seventy-five percent (75%) of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.
Notwithstanding the foregoing, no “Change of Control” shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to own, directly or indirectly, in the same proportions as their ownership in the Company, an entity that owns all or substantially all of the assets or voting securities of the Company immediately following such transaction or series of transactions.
Notwithstanding the foregoing, if an Award is considered deferred compensation subject to the provisions of Code Section 409A, and if a payment under such Award is triggered upon a “Change of Control,” then the foregoing definition shall be deemed amended as necessary to comply with Code Section 409A.
(i)   “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.
(j)   “Committee” means the Compensation Committee of the Board, any successor committee thereto, and subcommittee thereof, or such other committee of the Board that is designated by the Board with the same or similar authority. The Committee shall consist only of not fewer than two Directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act.
(k)   “Company” means FuelCell Energy, Inc., a Delaware corporation, or any successor thereto.
(l)   “Director” means a member of the Board.
(m)   “Disability” means, unless otherwise determined by the Committee in the applicable Award agreement, a finding of disability under the Company’s long-term disability plan. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.
(n)   “Dividend Equivalent Unit” means the right to receive a payment, in cash or Shares, equal to the cash dividends or other cash distributions paid with respect to a Share.
(o)   “Effective Date” shall have the meaning provided in Section 1(c).
(p)   “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.
(q)   “Fair Market Value” means, per Share on a particular date, (i) if the Shares are listed on a national securities exchange, the last sales price on that date on the national securities exchange on which the Stock is then traded, or if no sales of Stock occur on such date, then on the last preceding date on which there was a sale on such exchange; or (ii) if the Shares are not listed on a national securities exchange, but are traded in an over-the-counter market, the last sales price (or, if there is no last sales price reported, the average of the closing bid and asked prices) for the Shares on that date, or on the last preceding date on which there was a sale of Shares on that market; or (iii) if the Shares are neither listed on a national securities exchange nor traded in an over-the-counter market, the price determined by the Administrator, in its discretion. Notwithstanding the foregoing, in the case of the sale of Shares, the actual sale price shall be the Fair Market Value of such Shares.
(r)   “Incentive Award” means the right to receive a cash payment to the extent Performance Goals are achieved (or other requirements are met), and shall include “Annual Incentive Awards” as described in Section 10 and “Long-Term Incentive Awards” as described in Section 11.
(s)   “Non-Employee Director” means a Director who is not also an employee of the Company or its Subsidiaries.
(t)   “Option” means the right to purchase Shares at a stated price for a specified period of time.
(u)   “Participant” means an individual selected by the Administrator to receive an Award.
(v)   “Performance Goals” means any goals the Administrator establishes pursuant to an Award. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).
(w)   “Performance Shares” means the right to receive Shares to the extent Performance Goals are achieved (or other requirements are met).

ANNEX A FUELCELL ENERGY, INC. SECOND AMENDED AND RESTATED 2018 OMNIBUS INCENTIVE PLAN
(x)   “Performance Unit” means the right to receive a cash payment and/or Shares valued in relation to a unit that has a designated dollar value or the value of which is equal to the Fair Market Value of one or more Shares, to the extent Performance Goals are achieved (or other requirements are met).
(y)   “Person” means any individual, firm, partnership, corporation or other entity, including any successor (by merger or otherwise) of such entity, or a group of any of the foregoing acting in concert.
(z)   “Plan” means this FuelCell Energy, Inc. 2018 Omnibus Incentive Plan, as it may be amended from time to time.
(aa)   “Restricted Stock” means Shares that are subject to a risk of forfeiture or restrictions on transfer, or both a risk of forfeiture and restrictions on transfer, which may lapse upon the achievement or partial achievement of Performance Goals or upon the completion of a period of service, or both.
(bb)   “Restricted Stock Unit” means the right to receive a cash payment and/or Shares the value of which is equal to the Fair Market Value of one Share.
(cc)   “Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.
(dd)   “Share” means a share of Stock.
(ee)   “Stock” means the Common Stock of the Company, par value $0.0001 per share.
(ff)   “Stock Appreciation Right” or “SAR” means the right to receive a cash payment, and/or Shares with a Fair Market Value, equal to the appreciation of the Fair Market Value of a Share during a specified period of time.
(gg)   “Subsidiary” means any corporation, limited liability company or other limited liability entity in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entities in the chain) owns the stock or equity interest possessing more than fifty percent (50%) of the total combined voting power of all classes of stock or other equity interests in one of the other entities in the chain.
3.   Administration.
(a)   Administration.   In addition to the authority specifically granted to the Administrator in this Plan, the Administrator has full discretionary authority to administer this Plan, including but not limited to the authority to: (i) interpret the provisions of this Plan or any agreement covering an Award; (ii) prescribe, amend and rescind rules and regulations relating to this Plan; (iii) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan or such Award into effect; and (iv) make all other determinations necessary or advisable for the administration of this Plan. Notwithstanding any provision of the Plan to the contrary, the Administrator shall have the discretion to accelerate or shorten the vesting, restriction period or performance period of an Award, in connection with a Participant’s death, Disability, retirement or termination of employment or service with the Company for any reason. All Administrator determinations shall be made in the sole discretion of the Administrator and are final and binding on all interested parties.
(b)   Delegation to Other Committees or Officers.   To the extent applicable law permits, the Board may delegate to another committee of the Board, or the Committee may delegate to one or more officers of the Company, any or all of their respective authority and responsibility as an Administrator of the Plan; provided that no such delegation is permitted with respect to Stock-based Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board consisting entirely of Non-Employee Directors. If the Board or the Committee has made such a delegation, then all references to the Administrator in this Plan include such other committee or one or more officers to the extent of such delegation.
(c)   No Liability; Indemnification.   No member of the Board or the Committee, and no officer or member of any other committee to whom a delegation under Section 3(b) has been made, will be liable for any act done, or determination made, by the individual in good faith with respect to the Plan or any Award. The Company will indemnify and hold harmless each such individual as to any acts or omissions, or determinations made, in each case done or made in good faith, with respect to this Plan or any Award to the maximum extent that the law and the Company’s By-Laws permit.
4.   Eligibility.
The Administrator may designate any of the following as a Participant from time to time, to the extent of the Administrator’s authority: any officer or other employee of the Company or its Affiliates; any individual that the Company or an Affiliate has engaged to become an officer or employee; any consultant or advisor who provides services to the Company or its Affiliates; or any Director, including a Non-Employee Director. The Administrator’s designation of, or granting of an Award to, a Participant will not require the Administrator to designate such individual as a Participant or grant an Award to such individual at any future time. The Administrator’s granting of a particular type of Award to a Participant will not require the Administrator to grant any other type of Award to such individual.

ANNEX A FUELCELL ENERGY, INC. SECOND AMENDED AND RESTATED 2018 OMNIBUS INCENTIVE PLAN

5.   Types of Awards; Award Agreements.
Subject to the terms of this Plan, the Administrator may grant any type of Award to any Participant it selects, but only employees of the Company or a Subsidiary may receive grants of incentive stock options within the meaning of Code Section 422. Awards may be granted alone or in addition to, in tandem with, or (subject to the prohibition on repricing set forth in Section 17(e)) in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate, including the plan of an acquired entity). Each Award shall be evidenced by an Award agreement, which may include such other provisions (whether or not applicable to the Award granted to any other Participant) as the Administrator determines appropriate to the extent not otherwise prohibited by the terms of the Plan.
6.   Shares Reserved under this Plan.
(a)   Plan Reserve.   Subject to adjustment as provided in Section 19, an aggregate of 12,333,333 Shares, are reserved for issuance under this Plan; provided that only 1,233,333 of such Shares may be issued pursuant to the exercise of incentive stock options. The Shares reserved for issuance may be either authorized and unissued Shares or Shares reacquired at any time and now or hereafter held as treasury stock.
(b)   Depletion of Reserve.   The aggregate number of Shares reserved under Section 6(a) shall be depleted on the date of grant of an Award by the maximum number of Shares, if any, that may be issuable under an Award as determined at the time of grant. For the avoidance of doubt, awards that may only be settled in cash (determined at the time of grant) shall not deplete the share reserve.
(c)   Replenishment of Shares Under this Plan.   If (i) an Award lapses, expires, terminates or is cancelled without the issuance of Shares under the Award (whether due currently or on a deferred basis), (ii) it is determined during or at the conclusion of the term of an Award that all or some portion of the Shares with respect to which the Award was granted will not be issuable on the basis that the conditions for such issuance will not be satisfied, (iii) Shares are forfeited under an Award, (iv) Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, or (v) an Award or a portion thereof is settled in Cash, then such Shares shall be recredited to the Plan’s reserve and may again be used for new Awards under this Plan, but Shares recredited to the Plan’s reserve pursuant to clause (iv) may not be issued pursuant to incentive stock options. Notwithstanding the foregoing, in no event shall the following Shares be recredited to the Plan’s reserve: (i) Shares purchased by the Company using proceeds from Option exercises; (ii) Shares tendered or withheld in payment of the exercise price of an Option or as a result of the net settlement of an outstanding Stock Appreciation Right; or (iii) Shares tendered or withheld to satisfy federal, state or local tax withholding obligations.
(d)   Director Award Limit.   In no event shall the aggregate grant date value (determined in accordance with generally accepted accounting principles) of all Awards granted to a Non-Employee Director in a fiscal year of the Company, taken together with any cash fees paid during a calendar year to the Non-Employee Director, exceed $250,000; provided, however, that such limit shall be doubled with respect to the first year during which the Non-Employee Director first serves on the Board.
7.   Options.
(a)   Terms.   Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each Option, including but not limited to: (i) whether the Option is an “incentive stock option” which meets the requirements of Code Section 422, or a “nonqualified stock option” which does not meet the requirements of Code Section 422; (ii) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (iii) the number of Shares subject to the Option; (iv) the exercise price, which may never be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant; (v) the terms and conditions of vesting and exercise; (vi) the term, except that an Option must terminate no later than ten (10) years after the date of grant; and (vii) the manner of payment of the exercise price.
(b)   Incentive Stock Options.   The terms of any incentive stock option should comply with the provisions of Code Section 422 except to the extent the Administrator determines otherwise. If an Option that is intended to be an incentive stock option fails to meet the requirements thereof, the Option shall automatically be treated as a nonqualified stock option to the extent of such failure.
(c)   Exercise.   To the extent permitted by the Administrator, and subject to such procedures as the Administrator may specify, the payment of the exercise price of Options may be made by (w) delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, (x) by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price, (y) by surrendering the right to receive Shares otherwise deliverable to the Participant upon exercise of the Award having a Fair Market Value at the time of exercise equal to the total exercise price, or (z) by any combination of (w), (x) and/or (y).
(d)   No Rights as Shareholder.   Except to the extent otherwise set forth in an Award agreement, a Participant shall have no rights as a holder of Stock as a result of the grant of an Option until the Option is exercised, the exercise price and applicable withholding taxes are paid and the Shares subject to the Option are issued thereunder.

ANNEX A FUELCELL ENERGY, INC. SECOND AMENDED AND RESTATED 2018 OMNIBUS INCENTIVE PLAN
8.   Stock Appreciation Rights.
(a)   Terms.   Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each SAR, including but not limited to: (i) whether the SAR is granted independently of an Option or in tandem with an Option; (ii) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (iii) the number of Shares to which the SAR relates; (iv) the grant price, which may never be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant; (v) the terms and conditions of exercise or maturity, including vesting; (vi) the term, provided that an SAR must terminate no later than ten (10) years after the date of grant; and (vii) whether the SAR will be settled in cash, Shares or a combination thereof.
(b)   Tandem SARs.   If an SAR is granted in relation to an Option, then unless otherwise determined by the Administrator, the SAR shall be exercisable or shall mature at the same time or times, on the same conditions and to the extent and in the proportion, that the related Option is exercisable and may be exercised or mature for all or part of the Shares subject to the related Option. Upon exercise of any number of SARs, the number of Shares subject to the related Option shall be reduced accordingly and such Option may not be exercised with respect to that number of Shares. The exercise of any number of Options that relate to an SAR shall likewise result in an equivalent reduction in the number of Shares covered by the related SAR.
9.   Performance and Stock Awards.
Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Shares, Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, including but not limited to: (a) the number of Shares and/or units to which such Award relates; (b) whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; (c) the length of the vesting and/or performance period and, if different, the date on which payment of the benefit provided under the Award will be made; (d) with respect to Performance Units, whether to measure the value of each unit in relation to a designated dollar value or the Fair Market Value of one or more Shares; (e) with respect to Restricted Stock Units and Performance Units, whether to settle such Awards in cash, in Shares (including Restricted Stock), or in a combination of cash and Shares; (f) whether dividends will be paid on Restricted Stock or Performance Shares, provided, however, that any dividends paid on Restricted Stock or Performance Shares will be accumulated and paid if and only to the same extent as the Restricted Stock or Performance Shares vest.
10.   Annual Incentive Awards.
Subject to the terms of this Plan, the Administrator will determine all terms and conditions of an Annual Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, and the timing of payment; provided that the Administrator must require that payment of all or any portion of the amount subject to the Annual Incentive Award is contingent on the achievement or partial achievement of one or more Performance Goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, Disability, retirement, or such other circumstances as the Administrator may specify, if applicable; and provided further that any performance period applicable to an Annual Incentive Award must relate to a period of at least one year. Notwithstanding the foregoing, nothing hereunder shall preclude or limit the Company or the Administrator from granting annual incentive awards that are solely payable in cash outside of the terms of the Plan.
11.   Long-Term Incentive Awards.
Subject to the terms of this Plan, the Administrator will determine all terms and conditions of a Long-Term Incentive Award, including but not limited to the Performance Goals, performance period (which must be more than one year), the potential amount payable, and the timing of payment; provided that the Administrator must require that payment of all or any portion of the amount subject to the Long-Term Incentive Award is contingent on the achievement or partial achievement of one or more Performance Goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, Disability, retirement, or such other circumstances as the Administrator may specify, if applicable, or such other circumstances as the Administrator may specify. Notwithstanding the foregoing, nothing hereunder shall preclude or limit the Company or the Administrator from granting long-term incentive awards that are solely payable in cash outside of the terms of the Plan.
12.   Dividend Equivalent Units.
Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Dividend Equivalent Units, including but not limited to whether: (a) such Award will be granted in tandem with another Award; (b) payment of the Award will be made concurrently with dividend payments or credited to an account for the Participant which provides for the deferral of such amounts until a stated time; (c) the Award will be settled in cash or Shares; and (d) as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; provided that Dividend Equivalent Units may not be granted in connection with an Option or Stock Appreciation Right; and provided further that no

ANNEX A FUELCELL ENERGY, INC. SECOND AMENDED AND RESTATED 2018 OMNIBUS INCENTIVE PLAN

Dividend Equivalent Unit granted in tandem with another Award shall include vesting provisions more favorable to the Participant than the vesting provisions, if any, to which the tandem Award is subject; and provided further that no Dividend Equivalent Unit relating to another Award shall provide for payment with respect to such other Award prior to its vesting.
13.   Other Stock-Based Awards.
Subject to the terms of this Plan, the Administrator may grant to a Participant shares of unrestricted Stock as replacement for other compensation to which the Participant is entitled, such as in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or as a bonus.
14.   Minimum Vesting Periods.
Notwithstanding any provision of the Plan to the contrary, all Awards shall have a minimum vesting period of one (1) year from the date of grant, provided that Awards with respect to up to five percent (5%) of the total number of Shares reserved pursuant to Section 6(a) shall not be subject to such minimum vesting period. For purposes of Awards granted to Non-Employee Directors, “one (1) year” may mean the period of time from one annual shareholders meeting to the next annual shareholders meeting, provided that such period of time is not less than 50 weeks.
15.   Transferability.
Awards are not transferable other than by will or the laws of descent and distribution, unless and to the extent the Administrator allows a Participant to: (a) designate in writing a beneficiary to exercise the Award or receive payment under the Award after the Participant’s death; (b) transfer an Award to the former spouse of the Participant as required by a domestic relations order incident to a divorce; or (c) transfer an Award; provided, however, that with respect to clause (c) above the Participant may not receive consideration for such a transfer of an Award.
16.   Termination of Employment.
(a)   Effect of Termination on Awards.   Except as otherwise provided in any Award or employment agreement or as determined by the Committee at the time of such termination:
(i)   Upon termination of employment or service for Cause, Participant shall forfeit all outstanding Awards immediately upon such termination. For the avoidance of doubt, Participant will be prohibited from exercising any Stock Options or SARs on his or her termination date.
(ii)   If Participant’s employment or service terminates by reason of Participant’s death or Disability (at a time when Participant could not have been terminated for Cause), Participant shall forfeit the unvested portion of any Award, and any vested Options or SARs shall remain exercisable until the earlier of the Award’s original expiration date or twelve (12) months from the date of Participant’s termination.
(iii)   If Participant’s employment or service terminates for any reason other than Cause, death or Disability (at a time when Participant could not have been terminated for Cause), then Participant shall forfeit the unvested portion of any Award, and any vested Options or SARs shall remain exercisable until the earlier of the Award’s original expiration date or three (3) months from the date of Participant’s termination.
(b)   Definition of Termination.   Unless determined otherwise by the Administrator or set forth in an Award agreement, for purposes of the Plan and all Awards, the following rules shall apply:
(i)   a Participant who transfers employment between the Company and its Affiliates, or between Affiliates, will not be considered to have terminated employment;
(ii)   a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service as a Director with respect to any Award until such Participant’s termination of employment with the Company and its Affiliates;
(iii)   a Participant who ceases to be employed by the Company or an Affiliate and immediately thereafter becomes a Non-Employee Director, a non-employee director of an Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and
(iv)   a Participant employed by an Affiliate will be considered to have terminated employment when such entity ceases to be an Affiliate.

ANNEX A FUELCELL ENERGY, INC. SECOND AMENDED AND RESTATED 2018 OMNIBUS INCENTIVE PLAN
(v)   A Participant’s authorized leave of absence shall not constitute termination of employment. However, if a leave of absence exceeds 90 days, vesting of any outstanding Awards under this Plan may be suspended until Participant returns to work, as determined by the Administrator.
Notwithstanding the foregoing, for purposes of an Award that is subject to Code Section 409A, if a Participant’s termination of employment or service triggers the payment of compensation under such Award, then the Participant will be deemed to have terminated employment or service upon his or her “separation from service” within the meaning of Code Section 409A. Notwithstanding any other provision in this Plan or an Award to the contrary, if any Participant is a “specified employee” within the meaning of Code Section 409A as of the date of his or her “separation from service” within the meaning of Code Section 409A, then, to the extent required by Code Section 409A, any payment made to the Participant on account of such separation from service shall not be made before a date that is six months after the date of the separation from service.
17.   Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.
(a)   Term of Plan.   Unless the Board earlier terminates this Plan pursuant to Section 17(b), this Plan will terminate upon the date that is ten (10) years from the date of its most recent approval by the Company’s shareholders.
(b)   Termination and Amendment.   The Board or the Administrator may amend, alter, suspend, discontinue or terminate this Plan at any time, subject to the following limitations:
(i)   the Board must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) prior action of the Board, (B) applicable corporate law, or (C) any other applicable law;
(ii)   shareholders must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded, or (D) any other applicable law; and
(iii)   shareholders must approve any of the following Plan amendments: (A) an amendment to materially increase any number of Shares specified in Section 6(a) (except as permitted by Section 19), or (B) an amendment that would diminish the protections afforded by Section 17(e).
(c)   Amendment, Modification, Cancellation and Disgorgement of Awards.
(i)   Except as provided in Section 17(e) and subject to the requirements of this Plan, the Administrator may modify, amend or cancel any Award; provided that, except as otherwise provided in the Plan or the Award agreement, any modification or amendment that materially diminishes the rights of the Participant, or the cancellation of an Award, shall be effective only if agreed to by the Participant or any other person(s) as may then have an interest in such Award, but the Administrator need not obtain Participant (or other interested party) consent for the modification, amendment or cancellation of an Award pursuant to the provisions of subsection (ii) or Section 19 or as follows: (A) to the extent the Administrator deems such action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Shares are then traded; (B) to the extent the Administrator deems necessary to preserve favorable accounting or tax treatment of any Award for the Company; or (C) to the extent the Administrator determines that such action does not materially and adversely affect the value of an Award or that such action is in the best interest of the affected Participant (or any other person(s) as may then have an interest in the Award). Notwithstanding the foregoing, unless determined otherwise by the Administrator, any such amendment shall be made in a manner that will enable an Award intended to be exempt from Code Section 409A to continue to be so exempt, or to enable an Award intended to comply with Code Section 409A to continue to so comply.
(ii)   Notwithstanding anything to the contrary in an Award agreement, the Administrator shall have full power and authority to terminate or cause the Participant to forfeit the Award, and require the Participant to disgorge to the Company any gains attributable to the Award, if the Participant engages in any action constituting, as determined by the Administrator in its discretion, Cause for termination, or a breach of any Award agreement or any other agreement between the Participant and the Company or an Affiliate concerning non-competition, non-solicitation, confidentiality, trade secrets, intellectual property, non-disparagement or similar obligations.
(iii)   Any Awards granted pursuant to this Plan, and any Stock issued or cash paid pursuant to an Award, shall be subject to any recoupment or clawback policy that is adopted by, or any recoupment or similar requirement otherwise made applicable by law, regulation or listing standards to, the Company from time to time.
(d)   Survival of Authority and Awards.   Notwithstanding the foregoing, the authority of the Board and the Administrator under this Section 17 and to otherwise administer the Plan with respect to then-outstanding Awards will extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

ANNEX A FUELCELL ENERGY, INC. SECOND AMENDED AND RESTATED 2018 OMNIBUS INCENTIVE PLAN

(e)   Repricing and Backdating Prohibited.   Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided for in Section 19, neither the Administrator nor any other person may (i) amend the terms of outstanding Options or SARs to reduce the exercise or grant price of such outstanding Options or SARs; (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise or grant price that is less than the exercise or grant price of the original Options or SARs; or (iii) cancel outstanding Options or SARs with an exercise or grant price above the current Fair Market Value of a Share in exchange for cash or other securities. In addition, the Administrator may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Administrator takes action to approve such Award.
(f)   Foreign Participation.   To assure the viability of Awards granted to Participants employed or residing in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, accounting or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Administrator approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 17(b)(ii).
18.   Taxes.
(a)   Withholding.   In the event the Company or one of its Affiliates is required to withhold any Federal, state or local taxes or other amounts in respect of any income recognized by a Participant as a result of the grant, vesting, payment or settlement of an Award or disposition of any Shares acquired under an Award, the Company may deduct (or require an Affiliate to deduct) from any payments of any kind otherwise due the Participant cash, or with the consent of the Administrator, Shares otherwise deliverable or vesting under an Award, to satisfy such tax or other obligations. Alternatively, the Company or its Affiliate may require such Participant to pay to the Company or its Affiliate, in cash, promptly on demand, or make other arrangements satisfactory to the Company or its Affiliate regarding the payment to the Company or its Affiliate of the aggregate amount of any such taxes and other amounts. If Shares are deliverable upon exercise or payment of an Award, then the Administrator may permit a Participant to satisfy all or a portion of the Federal, state and local withholding tax obligations arising in connection with such Award by electing to (i) have the Company or its Affiliate withhold Shares otherwise issuable under the Award, (ii) tender back Shares received in connection with such Award or (iii) deliver other previously owned Shares, in each case having a Fair Market Value equal to the amount to be withheld; provided that the amount to be withheld in Shares may not exceed the total maximum statutory tax withholding obligations associated with the transaction to the extent needed for the Company and its Affiliates to avoid an accounting charge. If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Administrator requires. In any case, the Company and its Affiliates may defer making payment or delivery under any Award if any such tax may be pending unless and until indemnified to its satisfaction.
(b)   No Guarantee of Tax Treatment.   Notwithstanding any provisions of this Plan to the contrary, the Company does not guarantee to any Participant or any other Person with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.
19.   Adjustment and Change of Control Provisions.
(a)   Adjustment of Shares.   If (i) the Company shall at any time be involved in a merger or other transaction in which the Shares are changed or exchanged; (ii) the Company shall subdivide or combine the Shares or the Company shall declare a dividend payable in Shares, other securities (other than stock purchase rights issued pursuant to a shareholder rights agreement) or other property; (iii) the Company shall effect a cash dividend the amount of which, on a per Share basis, exceeds ten percent (10%) of the Fair Market Value of a Share at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving the Shares; or (iv) any other event shall occur, which, in the case of this clause (iv), in the judgment of the Administrator necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Administrator shall, in such manner as it may deem equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, adjust any or all of: (A) the number and type of Shares subject to this Plan (including the number and type of Shares described in Sections 6(a) and (c)) and which may after the event be made the subject of Awards; (B) the number and type of Shares subject to outstanding Awards; (C) the grant, purchase, or exercise price with respect to any Award; and (D) the Performance Goals of an Award. In any such case, the Administrator may also (or in lieu of the foregoing) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award) in an amount determined by the Administrator effective at such time as the Administrator specifies (which may be the time such transaction or event is effective). However, in each case, with respect to Awards of incentive stock options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be

ANNEX A FUELCELL ENERGY, INC. SECOND AMENDED AND RESTATED 2018 OMNIBUS INCENTIVE PLAN
a whole number. In any event, previously granted Options or SARs are subject to only such adjustments as are necessary to maintain the relative proportionate interest the Options and SARs represented immediately prior to any such event and to preserve, without exceeding, the value of such Options or SARs.
Without limitation, in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Administrator may substitute, on an equitable basis as the Administrator determines, for each Share then subject to an Award and the Shares subject to this Plan (if the Plan will continue in effect), the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction.
Notwithstanding the foregoing, in the case of a stock dividend (other than a stock dividend declared in lieu of an ordinary cash dividend) or subdivision or combination of the Shares (including a reverse stock split), if no action is taken by the Administrator, adjustments contemplated by this subsection that are proportionate shall nevertheless automatically be made as of the date of such stock dividend or subdivision or combination of the Shares.
(b)   Issuance or Assumption.   Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Administrator may authorize the issuance or assumption of awards under this Plan upon such terms and conditions as it may deem appropriate.
(c)   Effect of Change of Control.
(i)   Upon a Change of Control, if the successor or surviving corporation (or parent thereof) so agrees, then, without the consent of any Participant (or other person with rights in an Award), some or all outstanding Awards may be assumed, or replaced with the same type of award with similar terms and conditions, by the successor or surviving corporation (or parent thereof) in the Change of Control transaction. If applicable, each Award which is assumed by the successor or surviving corporation (or parent thereof) shall be appropriately adjusted, immediately after such Change of Control, to apply to the number and class of securities which would have been issuable to the Participant upon the consummation of such Change of Control had the Award been exercised, vested or earned immediately prior to such Change of Control, and such other appropriate adjustments in the terms and conditions of the Award shall be made. Upon the Participant’s termination of employment (A) by the successor or surviving corporation without Cause, (B) by reason of death or Disability, or (C) by the Participant for “good reason,” as defined in any employment, retention, change of control, severance or similar agreement between the Participant and the Company or any Affiliate, if any, in any case within twenty-four (24) months following the Change of Control, all of the Participant’s Awards that are in effect as of the date of such termination shall be vested in full or deemed earned in full (assuming target performance goals provided under such Award were met, if applicable) effective on the date of such termination.
(ii)   To the extent the purchaser, successor or surviving entity (or parent thereof) in the Change of Control transaction does not assume the Awards or issue replacement awards as provided in clause (i) (including, for the avoidance of doubt, by reason of Participant’s termination of employment in connection with the Change of Control), then immediately prior to the date of the Change of Control:
(A)   Each Option or SAR that is then held by a Participant who is employed by or in the service of the Company or an Affiliate shall become immediately and fully vested, and, unless otherwise determined by the Board or Administrator, all Options and SARs shall be cancelled on the date of the Change of Control in exchange for a cash payment equal to the excess of the Change of Control Price (as defined below) of the Shares covered by the Option or SAR that is so cancelled over the purchase or grant price of such Shares under the Award; provided, however, that all Options and SARs that have a purchase or grant price that is less than the Change of Control Price shall be cancelled for no consideration;
(B)   Restricted Stock, Restricted Stock Units and Deferred Stock Rights (that are not Performance Awards) that are not then vested shall vest;
(C)   All Performance Awards that are earned but not yet paid shall be paid, and all Performance Awards for which the performance period has not expired shall be cancelled in exchange for a cash payment equal to the amount that would have been due under such Award(s), valued at either (i) based on the level of achievement of the Performance Goals that had been met on the date immediately prior to the date of the Change in Control or (ii) assuming that the target Performance Goals had been met at the time of such Change of Control, but prorated based on the elapsed portion of the performance period as of the date of the Change of Control, whichever shall result in the greater amount.
(D)   All Dividend Equivalent Units that are not vested shall vest (to the same extent as the Award granted in tandem with the Dividend Equivalent Unit, if applicable) and be paid; and
(E)   All other Awards that are not vested shall vest and if an amount is payable under such vested Award, such amount shall be paid in cash based on the value of the Award.

ANNEX A FUELCELL ENERGY, INC. SECOND AMENDED AND RESTATED 2018 OMNIBUS INCENTIVE PLAN

“Change of Control Price” shall mean the per share price paid or deemed paid in the Change of Control transaction, as determined by the Administrator. For purposes of this clause (ii), if the value of an Award is based on the Fair Market Value of a Share, Fair Market Value shall be deemed to mean the Change of Control Price.
(d)   Parachute Payment Limitation.
(i)   Except as may be set forth in a written agreement by and between the Company and the holder of an Award, in the event that the Company’s auditors determine that any payment or transfer by the Company under this Plan to or for the benefit of a Participant (a “Payment”) would be nondeductible by the Company for federal income tax purposes because of the provisions concerning “excess parachute payments” in Code Section 280G, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount; provided that the foregoing reduction in the Payments shall not apply if the After-Tax Value to the Participant of the Payments prior to reduction in accordance herewith is greater than the After-Tax Value to the Participant if the Payments are reduced in accordance herewith. For purposes of this Section 19(d), the “Reduced Amount” shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of Code Section 280G. For purposes of determining the After-Tax Value of the Payments, the Participant shall be deemed to pay federal income taxes and employment taxes at the highest marginal rate of federal income and employment taxation in the calendar year in which the Payments are to be made and state and local income taxes at the highest marginal rates of taxation in the state and locality of the Participant’s domicile for income tax purposes on the date the Payments are to be made, net of the maximum reduction in federal income taxes that may be obtained from deduction of such state and local taxes.
(ii)   If the Company’s auditors determine that any Payment would be nondeductible by the Company because of Code Section 280G, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount and the After-Tax Value. If the present value of all Payments must be reduced under paragraph (i) to the Reduced Amount, then any such payment or benefit shall be reduced or eliminated by applying the following principles, in order: (1) the payment or benefit with the higher ratio of the parachute payment value to present economic value (determined using reasonable actuarial assumptions) shall be reduced or eliminated before a payment or benefit with a lower ratio; (2) the payment or benefit with the later possible payment date shall be reduced or eliminated before a payment or benefit with an earlier payment date; and (3) cash payments shall be reduced prior to non-cash benefits; provided that if the foregoing order of reduction or elimination would violate Section 409A of the Code, then the reduction shall be made pro rata among the payment or benefits (on the basis of the relative present value of the parachute payments). For purposes of this Section 19(d), present value shall be determined in accordance with Code Section 280G(d)(4). All determinations made by the Company’s auditors under this Section 19(d) shall be binding upon the Company and the Participant and shall be made within sixty (60) days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under this Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under this Plan.
(iii)   As a result of uncertainty in the application of Code Section 280G at the time of an initial determination by the Company’s auditors hereunder, it is possible that Payments will have been made by the Company that should not have been made (an “Overpayment”) or that additional Payments that will not have been made by the Company could have been made (an “Underpayment”), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Company’s auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant that the auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in Code Section 7872(f)(2); provided that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount subject to taxation under Code Section 4999. In the event that the auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in Code Section 7872(f)(2).
(iv)   For purposes of this Section 19(d), the term “Company” shall include affiliated corporations to the extent determined by the Company’s auditors in accordance with Code Section 280G(d)(5).
(e)   Certain Modifications.   Notwithstanding anything contained in this Section 19, the Board may, in its sole and absolute discretion, amend, modify or rescind the provisions of this Section 19 if it determines that the operation of this Section 19 may prevent a transaction in which the Company, a Subsidiary or any Affiliate is a party from receiving desired tax treatment, including without limitation requiring that each Participant receive a replacement or substitute Award issued by the surviving or acquiring corporation.
20.   Miscellaneous.
(a)   Code Section 409A.   Any Award granted under this Plan shall be provided or made in such manner and at such time as complies with the applicable requirements of Code Section 409A to avoid a plan failure described in Code Section 409A(a)(1), including, without limitation, deferring payment to a specified employee or until a specified distribution event, as provided in Code Section 409A(a)(2), and the provisions of Code Section 409A are incorporated into this Plan to the extent necessary for any Award that is subject to Code Section 409A to comply therewith.

ANNEX A FUELCELL ENERGY, INC. SECOND AMENDED AND RESTATED 2018 OMNIBUS INCENTIVE PLAN
(b)   No Right to Employment.   The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director.
(c)   No Fractional Shares.   No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Administrator may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.
(d)   Unfunded Plan; Awards Not Includable for Benefits Purposes.   This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors. Income recognized by a Participant pursuant to an Award shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended) or group insurance or other benefit plans applicable to the Participant which are maintained by the Company or any Affiliate, except as may be provided under the terms of such plans or determined by resolution of the Board.
(e)   Requirements of Law and Securities Exchange.   The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges.
(f)   Governing Law; Venue.   This Plan, and all agreements under this Plan, will be construed in accordance with and governed by the laws of the State of Delaware, without reference to any conflict of law principles. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any award agreement, may only be brought and determined in a court sitting in Fairfield County, CT.
(g)   Limitations on Actions.   Any legal action or proceeding with respect to this Plan, any Award or any award agreement, must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.
(h)   Construction.   Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Titles of sections are for general information only, and this Plan is not to be construed with reference to such titles. The title, label or characterization of an Award in an award agreement or in the Company’s public filings or other disclosures shall not be determinative as to which specific Award type is represented by the award agreement. Instead, the Administrator may determine which specific type(s) of Award(s) is (are) represented by any award agreement, at the time such Award is granted or at any time thereafter.
(i)   Severability.   If any provision of this Plan or any award agreement or any Award (a) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (b) would cause this Plan, any award agreement or any Award to violate or be disqualified under any law the Administrator deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Administrator, materially altering the intent of this Plan, award agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such award agreement and such Award will remain in full force and effect.

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VIEW MATERIALS & VOTE w SCAN TO FUELCELL ENERGY, INC. 3 GREAT PASTURE ROAD DANBURY, CT 06810 ATTN: CORPORATE SECRETARY VOTE BY INTERNET Before The Meeting — Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting — Go to www.virtualshareholdermeeting.com/FCEL2021 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE — 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D32883-P49429 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. FUELCELL ENERGY, INC. The Board of Directors recommends you vote FOR each of the nominees listed in Proposal 1 below and FOR each of the following proposals: 1. Election of Directors For Against Abstain Nominees: ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 1a. James H. England For Against Abstain ! ! ! 4. To approve the amendment of the FuelCell Energy, Inc. Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock of FuelCell Energy, Inc. from 337,500,000 shares to 500,000,000 shares 1b. Jason Few 1c. Chris Groobey ! ! ! 1d. Matthew F. Hilzinger 5. To approve the amendment and restatement of the FuelCell Energy, Inc. 2018 Omnibus Incentive Plan, as amended and restated 1e. Natica von Althann NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 2. To ratify the selection of KPMG LLP as FuelCell Energy, Inc.’s independent registered public accounting firm for the fiscal year ending October 31, 2021 3. To approve, on a non-binding advisory basis, the compensation of FuelCell Energy, Inc.’s named executive officers as set forth in the “Executive Compensation” section of the proxy statement ! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on Thursday, April 8, 2021: The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com. D32884-P49429 FUELCELL ENERGY, INC. PROXY FOR THE APRIL 8, 2021 ANNUAL MEETING OF STOCKHOLDERS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Jason Few and Jennifer D. Arasimowicz, and each of them, as proxies and attorneys-in-fact, with full power of substitution, to vote as directed on the reverse side all shares of Common Stock of FuelCell Energy, Inc. registered in the name of the undersigned, or which the undersigned may be entitled to vote, at the Annual Meeting of Stockholders to be held on Thursday, April 8, 2021, at 10:00 a.m. Eastern Daylight Time and at any adjournment or postponement thereof. This proxy, when properly executed will be voted as directed, or if no direction is given, will be voted “FOR” each of the nominees listed in Proposal 1, “FOR” Proposals 2 through 5, and in the discretion of the proxies on any other matter that properly comes before the meeting or any adjournments or postponements thereof. This proxy may be used by stockholders of record as of February 12, 2021. Continued and to be signed on reverse side